As filed with the Securities and Exchange Commission on November 12, 2026

File No.: 333-[●]

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. [	] ☐
Post-Effective Amendment No. [	] ☐
(Check appropriate box or boxes)

VICTORY PORTFOLIOS VI

(Exact Name of Registrant as Specified in Charter)

15935 La Cantera Parkway

San Antonio, TX 78256

(Address of Principal Executive Office)

(800) 539-3863

(Area Code and Telephone Number)

Agent for service

Thomas Dusenberry

Victory Portfolios VI

15935 La Cantera Parkway

San Antonio, TX 78256

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on December 12, 2026, or such later date designated by the registrant on the facing sheet of the Registration Statement, pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of beneficial interest, $0.001 par value, of Victory First Eagle Overseas Variable Fund, a series of Victory Portfolios VI.

No filing fee is due because an indefinite number of shares has been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

First Eagle Overseas Variable Fund

a series of First Eagle Variable Funds

[●], 20[●]

Dear Shareholder and Contract Owner:

A special meeting of shareholders (with any adjournment or postponement, the "Meeting") of First Eagle Overseas Variable Fund (the "Acquired Fund"), a series of First Eagle Variable Funds (the "Acquired Trust"), has been scheduled for [●], 2027 at [●], at [●] [Eastern Time]. The purpose of the Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the "Plan of Reorganization") under which the Acquired Fund will reorganize (the "Reorganization") into Victory First Eagle Overseas Variable Fund (the "Acquiring Fund"), a newly created series of Victory Portfolios VI (the "Acquiring Trust"), [a newly formed Delaware statutory trust registered as an open-end management investment company] to be advised by Victory Capital Management Inc. ("Victory Capital").

The Acquired Fund offers its shares to separate accounts of insurance companies ("Participating Insurance Companies") that fund variable annuity and variable life insurance contracts ("Contracts"). Owners of those Contracts ("Contract Owners") do not own Fund shares directly. Participating Insurance Companies, as shareholders of record, vote Fund shares and request voting instructions from Contract Owners as described under "Proxy Voting and Shareholder Meeting Information."

Victory Capital will be the investment adviser to the Acquiring Fund. The Acquiring Fund will have the same investment objective and investment strategies and policies as the Acquired Fund, except as described in the Proxy Statement/Prospectus. Please refer to the enclosed proxy statement/prospectus (“Proxy Statement/Prospectus”) for a detailed explanation of the Reorganization.

On August 25, 2026, Victory Capital Holdings, Inc. ("Victory Holdings") and First Eagle Holdings, Inc. ("First Eagle Holdings") entered into an agreement (the "Transaction Agreement") pursuant to which, upon the terms and subject to the conditions set forth therein, Victory Holdings will acquire First Eagle Holdings (the "Transaction"). First Eagle Holdings is the parent company of First Eagle Investment Management, LLC ("First Eagle Management"), which is the investment adviser to the Acquired Fund.

The proposed Reorganization of the Acquired Fund is part of the larger plans to integrate the advisory businesses of First Eagle Management and Victory Capital in connection with the Transaction. The Reorganization is proposed to close at approximately the same time as the Transaction.

If shareholders of the Acquired Fund approve the Plan of Reorganization described in the accompanying materials, they will become shareholders of the corresponding Acquiring Fund. The Acquiring Fund will have the same investment objective, principal investment strategies and principal risks as the corresponding Acquired Fund, except as described in the Proxy Statement/Prospectus. The Acquiring Fund will, however, adopt updated fundamental investment restrictions that differ from the current restrictions of the corresponding Acquired Fund, as described in Exhibit B to the Proxy Statement/Prospectus. The updated restrictions are not expected to materially affect the manner in which the Funds’ investment programs are conducted at the time of the Reorganization. Victory Capital intends to employ the Acquired Fund’s portfolio management team managing the Acquired Fund at closing to manage the Acquiring Fund after the Reorganization. No material change in the day-to-day portfolio management of the Acquired Fund is expected as a result of the Reorganization.

[Victory Capital has entered into an expense limitation agreement with respect to the Acquiring Fund. As a result of the expense limitation agreement, the net expenses associated with investing in an Acquiring Fund will be no higher than the current contractual expense limitation or, if there is no such contractual expense limitation, the expense ratio based on the expenses of the Acquired Fund for the most recent fiscal year, for at least two years following the Reorganization, as described in detail in the Proxy Statement/Prospectus. If an expense limitation agreement is not continued, an Acquiring Fund may experience higher net operating expenses after that date.]

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The Reorganization is expected to be a “reorganization” for U.S. federal income tax purposes. Accordingly, it is generally expected that the Acquired Fund and its shareholders will not recognize any gain or loss as a direct result of a Reorganization, as described in more detail in the Proxy Statement/Prospectus.

No sales charges or other transaction fees will be imposed on Acquired Fund shareholders solely as a result of the Reorganization.

[The Board of Trustees (the “Board” and each Board member, a “Trustee”) of the Acquired Trust believes that approval of the Acquired Fund’s Reorganization is in the best interests of the Acquired Fund. Accordingly, your Board unanimously recommends that you vote in favor of the Plan of Reorganization related to the proposed Reorganization of your Acquired Fund.]

If you were a shareholder of the Acquired Fund as of the close of business on [●], 2027, you may vote at the Meeting. You may attend the Meeting in person and may vote by mail, telephone, or internet. To vote by mail, telephone, or Internet, follow the instructions on the enclosed proxy card or voting instruction form. Contract Owners should follow the instructions and deadline supplied by their Participating Insurance Company. If you have questions, please call the Acquired Fund’s proxy solicitor toll free at [●].

Detailed information about the proposed Reorganization and the reasons for your Board’s approval of the Plan of Reorganization are contained in the enclosed Proxy Statement/Prospectus.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card or voting instruction form, as applicable. A self-addressed, postage-paid envelope has been enclosed for your convenience. Where offered by your Participating Insurance Company, voting instructions may also be submitted by telephone or Internet as follows:

To give instructions by telephone:

(1)Read the Proxy Statement/Prospectus and have the enclosed proxy card or voting instruction form at hand.

(2)Call the toll-free number that appears on the enclosed proxy card or voting instruction form.

(3)Enter the control number set forth on the enclosed proxy card or voting instruction form and follow the simple instructions.

To give instructions by Internet:

(1)Read the Proxy Statement/Prospectus and have the enclosed proxy card or voting instruction form at hand.

(2)Go to the website that appears on the enclosed proxy card or voting instruction form.

(3)Enter the control number set forth on the enclosed proxy card or voting instruction form and follow the simple instructions.

It is very important that you vote and that your voting instructions be received by the applicable deadline specified in the accompanying materials, whether or not you plan to attend the shareholder meeting in person. Whichever method you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote or give instructions.

NOTE: You may receive more than one proxy package if you hold an interest in the Acquired Fund through more than one Contract or account. You must return separate proxy cards or voting instruction forms, or record separate votes or instructions via telephone or the Internet, for each of your accounts. We have provided return envelopes for each proxy card or voting instruction form, which require no postage if mailed in the United States.

Thank you for taking the time to consider this important Reorganization proposal and for your continuing investment in the Acquired Fund. If you have any questions regarding the proposed Reorganization of your Acquired Fund, please do not hesitate to call our proxy information line at [●]. Representatives are available to answer your call Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Sincerely,

Mehdi Mahmud

President of First Eagle Variable Funds

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

First Eagle Overseas Variable Fund

a series of First Eagle Variable Funds

To be held [●], 2027

A special meeting of shareholders (with any adjournment or postponement, the “Meeting”) of First Eagle Overseas Variable Fund (the “Acquired Fund”) will be held at [●], on [●], 2027, at [●] [Eastern Time].

The Acquired Fund is a series of First Eagle Variable Funds (the “Acquired Trust”). At the Meeting, shareholders of the Acquired Fund will consider and vote on the following proposal:

•To approve the Agreement and Plan of Reorganization (the “Plan of Reorganization”) by and among First Eagle Variable Funds, on behalf of the Acquired Fund, Victory Portfolios VI (the “Acquiring Trust”), on behalf of Victory First Eagle Overseas Variable Fund (the “Acquiring Fund”), First Eagle Investment Management, LLC, and Victory Capital Management Inc. (“Victory Capital”).

Shareholders of the Acquired Fund will vote on the proposal to reorganize the Acquired Fund into the Acquiring Fund (the “Reorganization”) as shown below:

Acquired Fund	Acquiring Fund
First Eagle Overseas Variable Fund, a series of First	Victory First Eagle Overseas Variable Fund, a series of
Eagle Variable Funds	Victory Portfolios VI

Please carefully read the enclosed Proxy Statement/Prospectus. It discusses this proposal in more detail.

If you were a shareholder of the Acquired Fund as of the close of business on [●], 2027, you may vote at the Meeting. You may attend the Meeting in person and may vote by mail, telephone, or internet. To vote by mail, telephone, or Internet, follow the instructions on the enclosed proxy card or voting instruction form. Contract Owners should follow the instructions and deadline supplied by their Participating Insurance Company. If you have questions, please call the Acquired Fund’s proxy solicitor toll free at [●].

It is important that you vote regardless of the number of shares that you own.

[The Board of Trustees of the Acquired Trust unanimously recommends that you vote FOR the proposed Reorganization.]

By order of the Board of Trustees,

Sheelyn Michael, Secretary

[●], 20[●]

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First Eagle Overseas Variable Fund

a series of First Eagle Variable Funds

(the "Acquired Fund" and "Acquired Trust," respectively)

Victory Portfolios VI

Victory First Eagle Overseas Variable Fund

(the "Acquiring Trust" and "Acquiring Fund," respectively)

PROXY STATEMENT/PROSPECTUS

[●], 20[●]

This document is a proxy statement for the Acquired Fund and a prospectus for the Acquiring Fund. The address and telephone number of the Acquired Fund are c/o First Eagle Investment Management, LLC (“First Eagle Management”) at 1345 Avenue of the Americas, New York, New York 10105, and 1-800-747-2008. The address and telephone number of the Acquiring Fund is c/o Victory Capital Management Inc. ("Victory Capital") at 15935 La Cantera Parkway, San Antonio, Texas 78256, and 1-800-539-3863. This Proxy Statement/Prospectus and the enclosed proxy card or voting instruction form were first mailed to shareholders of the Acquired Fund beginning on or about [●], 20[●]. This Proxy Statement/Prospectus contains information you should know before voting or giving voting instructions on the following proposal with respect to your Acquired Fund. You should read this document carefully and retain it for future reference.

The Acquired Fund offers its shares to separate accounts of insurance companies ("Participating Insurance Companies") that fund variable annuity and variable life insurance contracts ("Contracts"). Owners of those Contracts ("Contract Owners") do not own Fund shares directly. Participating Insurance Companies, as shareholders of record, vote Fund shares and request voting instructions from Contract Owners as described under "Proxy Voting and Shareholder Meeting Information."

At the Meeting (as defined below), shareholders will consider whether, with respect to their Acquired Fund:

•To approve the Agreement and Plan of Reorganization (the “Plan of Reorganization”) by and among First Eagle Management, First Eagle Variable Funds, on behalf of the Acquired Fund, and Victory Capital, Victory Portfolios VI, on behalf of the Acquiring Fund.

Shareholders of the Acquired Fund will vote on the proposal to reorganize the Acquired Fund into the corresponding Acquiring Fund pursuant to the Plan of Reorganization (the “Reorganization”) as follows:

Acquired Fund	Acquiring Fund
First Eagle Overseas Variable Fund, a series of First	Victory First Eagle Overseas Variable Fund, a series of
Eagle Variable Funds	Victory Portfolios VI

The proposal will be considered by shareholders who owned shares of the Acquired Fund on [●], 2027 at a meeting of shareholders (with any adjournment or postponement, the “Meeting”) that will be held at [●] on [●], 2027, at [●] [Eastern Time]. The Acquired Fund and the Acquiring Fund (each a “Fund” and collectively, the “Funds”) are series of registered open-end management investment companies.

[At a meeting on [●], 2026, the Board of Trustees (the “Board” and each Board member, a “Trustee”) of First Eagle Variable Funds, after careful consideration, voted to approve the proposed reorganization of the Acquired Fund and the submission of the Plan of Reorganization to shareholders of the Acquired Fund at the Meeting. Although your Board unanimously recommends that the shareholders of the Acquired Fund approve the Reorganization of the Acquired Fund into the Acquiring Fund pursuant to the Plan of Reorganization, the final decision whether to approve the Reorganization is up to you.] The Reorganization of the Acquired Fund is not conditioned upon the reorganization of any other fund. Accordingly, if shareholders of your Acquired Fund approve its Reorganization, but shareholders of another fund do not approve such other fund’s reorganization, assuming all other conditions to

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closing of its Reorganization have been satisfied, it is expected that the Reorganization of your Acquired Fund will take place as described in this Proxy Statement/Prospectus. If shareholders of the Acquired Fund fail to approve its Reorganization, the Board of the Acquired Fund will consider what other actions may be appropriate.

Where to Get More Information

Exhibit H includes a list of documents that have been filed with the Securities and Exchange Commission (the “SEC”), each of which is incorporated into this Proxy Statement/Prospectus by reference.

For a free copy of any of the documents and/or to ask questions about this Proxy Statement/Prospectus, please call your Acquired Fund’s proxy solicitor toll free at [●].

Additional information contained in a Statement of Additional Information (“SAI”) relating to this Proxy Statement/Prospectus, as required by the SEC, is on file with the SEC. The SAI is also available without charge, upon request by calling the toll-free number set forth above for the Acquired Fund or by writing to First Eagle Investment Management, LLC at 1345 Avenue of the Americas, New York, New York 10105. The SAI, dated the same date as this Proxy Statement/Prospectus, is incorporated by reference into this Proxy Statement/Prospectus.

[Victory Portfolios VI has filed a registration statement on Form N-1A relating to the Acquiring Fund (the “Acquiring Fund N-1A Filing”). As of the date of this Proxy Statement/Prospectus, the Acquiring Fund N-1A Filing has not yet become effective, and the Acquiring Fund has not commenced investment operations. The Acquiring Fund N-1A Filing is expected to become effective before the Reorganization, and no Reorganization will be consummated unless the Acquiring Fund N-1A Filing has become effective. The preliminary statement of additional information for the Acquiring Fund included in the Acquiring Fund N-1A Filing is included as Exhibit A to the SAI relating to this Proxy Statement/Prospectus.]

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files or will file reports, proxy statement/prospectus materials and other information with the SEC. These reports, proxy statement/prospectus materials and other information are or will be available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objective.

This Proxy Statement/Prospectus sets forth concisely the information about the Reorganization and the Acquiring Fund that shareholders should know before voting on the proposed Reorganization. Please read it carefully and keep it for future reference.

The SEC has not approved or disapproved these securities or passed on the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

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QUESTIONS AND ANSWERS ...................................................................................................................................	8
SUMMARY OF REORGANIZATION PROPOSAL.................................................................................................	14
How the Reorganization Will Work ............................................................................................................................	14
Comparison of Acquired Fund and Acquiring Fund ...................................................................................................	14
U.S. Federal Income Tax Consequences .....................................................................................................................	15
COMPARISON OF ACQUIRED FUND AND ACQUIRING FUND .......................................................................	16
Reorganization of First Eagle Overseas Variable Fund into Victory First Eagle Overseas Variable Fund.................	17
Comparison of Current and Pro Forma Expenses........................................................................................................	17
Comparison of Investment Objective, Principal Investment Strategies and Principal Risks.......................................	18
Fund Performance........................................................................................................................................................	21
Comparison of Portfolio Management Team ..............................................................................................................	22
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION AND THE PROPOSAL ............................	23
PROXY VOTING AND SHAREHOLDER MEETING INFORMATION ................................................................	35
CAPITALIZATION AND OWNERSHIP OF FUND SHARES ................................................................................	37
Exhibit A FORM OF AGREEMENT AND PLAN OF REORGANIZATION .........................................................	39
Exhibit B COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES AND
LIMITATIONS ...........................................................................................................................................................	66
Exhibit C PRINCIPAL RISKS...................................................................................................................................	69
Exhibit D ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND ACQUIRING FUND.........	72
Exhibit E COMPARISON OF ORGANIZATIONAL DOCUMENTS......................................................................	74
Exhibit F PRINCIPAL HOLDERS ............................................................................................................................	78
Exhibit G FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUND .....................................................................	79
Exhibit H WHERE TO GET MORE INFORMATION .............................................................................................	80

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QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

This is a brief overview of the reorganization proposed for your fund. We encourage you to read the full text of the enclosed Proxy Statement/Prospectus.

Q: Why am I being asked to vote?

On August 25, 2026, Victory Capital Holdings, Inc. ("Victory Holdings") and First Eagle Holdings, Inc. ("First Eagle Holdings") entered into an agreement (the "Transaction Agreement") pursuant to which, upon the terms and subject to the conditions set forth therein, Victory Holdings will acquire First Eagle Holdings (the "Transaction"). First Eagle Holdings is the parent company of First Eagle Investment Management, LLC ("First Eagle Management"), which is the investment adviser to the Acquired Fund. The closing of the Transaction is expected to occur in the first quarter of 2027, subject to customary closing conditions, including regulatory approvals and client consents. [Upon the closing of the Transaction, the portfolio management team of First Eagle Management managing the Acquired Fund at closing is expected to become employees of Victory Capital Management Inc. (“Victory Capital”), a subsidiary of Victory Holdings and the investment adviser for the Acquiring Fund, and the respective portfolio managers of the Acquired Fund are expected to be portfolio managers of the Acquiring Fund immediately following the closing of the Transaction. The fund reorganization detailed in the enclosed materials is being proposed as part of the plans to integrate the investment advisory businesses of First Eagle and Victory Capital in connection with the Transaction.]

Mutual funds are required to seek shareholder approval for certain kinds of transactions, including the proposed Reorganization described in the enclosed Proxy Statement/Prospectus. The Participating Insurance Companies that own the Acquired Fund’s shares are being asked to vote. Contract Owners are being asked to instruct the applicable Participating Insurance Company how to vote shares attributable to their Contracts.

Q: What is a fund reorganization?

A fund reorganization involves one fund (referred to in this Proxy Statement/Prospectus as the “Acquired Fund”) transferring all of its assets to another fund (referred to in this Proxy Statement/Prospectus as the “Acquiring Fund”) in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, followed by the distribution by the Acquired Fund of such Acquiring Fund shares to the Acquired Fund shareholders, and ultimately the termination, dissolution and complete liquidation of the Acquired Fund.

Following the fund reorganization, shareholders of an Acquired Fund will be shareholders of the corresponding Acquiring Fund and will hold the same aggregate value of shares of the Acquiring Fund as they held in the Acquired Fund prior to the reorganization.

Q: Is my vote important?

[Yes, absolutely! While the Board of Trustees (the “Board” and each Board member, a “Trustee”) of your Acquired Fund has carefully reviewed the proposed reorganization for your Acquired Fund and unanimously recommends that you approve it, the proposal cannot go forward for your Acquired Fund without the approval of shareholders of your Acquired Fund.] The Acquired Fund will continue to contact shareholders and Contract Owners asking them to vote or provide voting instructions until the required number of votes has been cast and the proposal has been approved.

Q: Who manages the Acquiring Fund?

Victory Capital manages the Acquiring Fund. Victory Capital is a diversified global asset management firm with assets under management of $[●] billion and $[●] billion in total client assets as of September 30, 2026. Victory Capital serves institutional, intermediary, and individual clients through its Investment Franchises and Solutions Platform, which manage specialized investment strategies across traditional and alternative asset classes. Victory Capital’s differentiated approach combines the power of investment autonomy with the support of a robust, fully integrated operational and distribution platform.

Victory Capital provides specialized investment strategies to institutions, intermediaries, retirement platforms and individual investors with eight autonomous Investment Franchises and a Solutions Platform. Upon closing of the

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Transaction, First Eagle will be Victory Capital’s ninth autonomous Investment Franchise. The combined organization is expected to preserve First Eagle’s autonomous investment approach and existing portfolio management teams, while providing First Eagle with access to Victory Capital’s operating and distribution platform. Victory Capital offers a wide array of investment products, including actively and passively managed mutual funds, rules-based and active exchange-traded funds (“ETFs”), institutional separate accounts, variable insurance products (“VIPs”), alternative investments, private closed-end funds, and a 529 Education Savings Plan. Victory Capital’s strategies are also offered through third-party investment products, including mutual funds, third-party ETF model strategies, retail separately managed accounts (“SMAs”) and unified managed accounts (“UMAs”) through wrap account programs, Collective Investment Trusts (“CITs”), and undertakings for collective investment in transferable securities (“UCITS”). As of September 30, 2026, Victory Capital’s Franchises and Solutions Platform collectively managed a diversified set of investment strategies for a wide range of institutional and retail clients and direct investors.

Q: What is the proposed reorganization of my Acquired Fund?

You are being asked to vote, or give voting instructions, on the reorganization of the Acquired Fund into the corresponding Acquiring Fund, as noted in the table below:

Acquired Fund	Acquiring Fund
First Eagle Overseas Variable Fund, a series of First	Victory First Eagle Overseas Variable Fund, a series of
Eagle Variable Funds	Victory Portfolios VI

When the Reorganization occurs, each Acquired Fund shareholder will become a shareholder of the corresponding Acquiring Fund. The Acquired Fund will transfer all of its assets to its corresponding Acquiring Fund in exchange solely for shares of beneficial interest of the corresponding Acquiring Fund and the assumption by the Acquiring Fund of the corresponding Acquired Fund’s liabilities in complete liquidation of the Acquired Fund. The shares of the Acquiring Fund that you receive immediately following the Reorganization will have a total net asset value equal to the total net asset value of the shares you held in the corresponding Acquired Fund as of the closing date of the Reorganization, as determined pursuant to the Acquiring Fund’s valuation procedures. The valuation procedures of the Acquired Fund and the Acquiring Fund are substantially the same.

The Acquiring Fund shares will be held by the Participating Insurance Companies for the corresponding separate accounts; Contract Owners will continue to hold their Contracts rather than Fund shares directly.

We encourage you to read the full text of the enclosed Proxy Statement/Prospectus to obtain a more detailed understanding of the matters relating to each proposed Reorganization.

Q: How will the Reorganization benefit the Acquired Fund and its shareholders?

Victory Capital and First Eagle Management believe the Reorganization will benefit the Acquired Fund and its shareholders. Victory Capital and First Eagle Management expect that the Reorganization will offer the Acquired Fund and its shareholders, among other things:

•creation of a larger fund family that offers a broader range of equity, fixed-income, alternative and other investment options, although the investment options available to a Contract Owner remain limited by the Contract;

•the continued ability to benefit from the expertise of the same portfolio managers managing the Acquired Fund at the time of the Reorganization, subject to the personnel discussion below;

•opportunities for increased asset growth and economies of scale that, over the long-term, could result from the combined distribution capabilities of the new organization expected to result from the Transaction;

•[anticipated total operating expenses for the shares that, on a net basis under a contractual expense limitation agreement with Victory Capital (the “Victory Expense Limitation Agreement”), are expected to be no higher than the current contractual expense limitation applicable to the shares of the Acquired Fund or, if there is no such contractual expense limitation, the expense ratio based on the expenses of those shares for the most recent fiscal year, for at least two years following the Reorganization; and]

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•the potential to spread certain fixed costs over a larger combined asset base of the Victory Funds Complex, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Fund over the longer term.

Q:Will there be any changes to an Acquired Fund’s investment program or portfolio management team as a result of the Reorganization?

Except as noted below, no.

Immediately after the Reorganization, the portfolio management team managing the Acquired Fund at closing will manage the Acquiring Fund in accordance with the same investment objective, principal investment strategies and principal risks, except as noted below. [No change in the day-to-day portfolio management team is expected as a result of the Reorganization.]

No material change in the investment program or change in the day-to-day portfolio management of the Acquired Fund is expected as a result of the Reorganization.

Although the Acquiring Fund will have the same investment objective, principal investment strategies and principal risks as its corresponding Acquired Fund, except as noted below, the Acquiring Fund will adopt updated fundamental investment restrictions. The updated restrictions generally standardize the restrictions for the Acquiring Fund, permit activities to the extent allowed under the 1940 Act or applicable regulatory interpretations or relief, and do not carry forward certain legacy restrictions applicable to the Acquired Fund. Victory Capital does not expect these changes to materially affect the manner in which the Funds’ investment programs are conducted at the time of the Reorganization. See Exhibit B for a comparison of the Acquired Fund’s and Acquiring Fund’s fundamental investment restrictions.

Q:Will there be any changes to the options or services associated with my shareholder account as a result of the Reorganization?

The Reorganization is not expected to change the terms or benefits of your Contract, or the way you give purchase, redemption or transfer instructions to your Participating Insurance Company. The mutual-fund exchange privileges and retail account services described in other Victory fund prospectuses do not create additional rights under your Contract. The investment options, transfer restrictions, fees and procedures applicable to your Contract continue to be governed by its prospectus and terms.

Q:Are there any other significant differences in the management of the Acquired Fund and the Acquiring Fund?

The investment advisory services to be provided by Victory Capital to the Acquiring Fund under the Acquiring Fund’s investment advisory agreement are similar to the investment advisory services provided by First Eagle Management to the Acquired Fund under the Acquired Fund’s investment advisory agreement.

The distribution services to be provided by Victory Capital Services, Inc. to the Acquiring Fund under the Acquiring Fund’s distribution agreement are similar to the distribution services provided to the Acquired Fund by FEF Distributors, LLC.

The accounting, administration and legal services to be provided by Victory Capital to the Acquiring Fund under the applicable administration arrangements are similar to the accounting, administration and legal services provided to the Acquired Fund under its administration arrangements. The custodian, third-party fund accountant, transfer agent and auditor to the Acquiring Fund will be the same as the Acquired Fund.

Q: Who will oversee the Acquiring Fund following the Reorganization?

[At the time of the Reorganization, the membership of the Board of Trustees of the Acquiring Trust is expected to be substantially similar to the membership of the Board of Trustees of the Acquired Trust.]

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Q: How will the Reorganization work?

The Reorganization provides that the Acquired Fund will transfer all its assets to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund as follows:

Acquired Fund shares	Corresponding Acquiring Fund shares
First Eagle Overseas Variable Fund - shares not	Victory First Eagle Overseas Variable Fund - shares
designated by class	not designated by class

The Acquiring Fund will assume all of the liabilities of the Acquired Fund. Under the Reorganization, the Acquired Fund will distribute the Acquiring Fund shares pro rata to its shareholders in cancellation of such shareholders’ proportional interests in the Acquired Fund. The Acquired Fund will then terminate, dissolve and completely liquidate.

Variable Fund Shares

Shares of the Acquired Fund and shares of the corresponding Acquiring Fund have similar characteristics and are the same in the respects shown below:

	Acquired Fund shares	Acquiring Fund shares
Sales charge imposed by the	None	None
Fund
Contingent deferred sales charge	None	None
imposed by the Fund
Distribution and service (Rule	0.25% of average daily net assets	0.25% of average daily net assets
12b-1) fee
Eligibility	Separate accounts of Participating	Same as Acquired Fund
Insurance Companies
At net asset value through the
Purchase and redemption		Same as Acquired Fund
Participating Insurance Company

Separate Contract-level charges may apply and are not reflected in this table. See Exhibit D for more information.

Expense Limitation Arrangements

[For at least two years following the Reorganization, Victory Capital has agreed to limit the operating expenses associated with investing in shares of the Acquiring Fund to a level that is no higher than the current contractual expense limitation applicable to the shares of the Acquired Fund or, if there is no such contractual expense limitation, the expense ratio based on the expenses of those shares for the most recent fiscal year. The Acquiring Fund may experience higher net operating expenses if the Victory Expense Limitation Agreement is not continued after that two- year period.]

Q: Are there direct costs or tax consequences associated with the Reorganization?

No Reorganization costs will be charged to the Funds or their shareholders. All of the costs and expenses associated with the Reorganization, including fees and expenses of independent counsel to the Independent Trustees, will be borne by Victory Capital and First Eagle Management and not by the shareholders of the Acquired Fund and the Acquiring Fund. The Reorganization is expected to be a “reorganization” for U.S. federal income tax purposes. Accordingly, it is generally expected that the Acquired Fund and its shareholders will not recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganization.”

You are urged to consult with your tax advisor concerning the tax consequences of the Reorganization.

The Reorganization is subject to a condition that the Acquired Fund and the corresponding Acquiring Fund will each receive an opinion of counsel that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes, and neither the Acquiring Fund nor the Acquired Fund can waive this condition.

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Q: If approved, when will the Reorganization happen?

The Reorganization will take place as soon as practicable following shareholder approval of the Reorganization, subject to satisfaction of customary closing conditions, including that the Transaction proceeds to close. The closing of the Transaction is also subject to customary closing conditions, including regulatory approvals and the consent of clients (including the Acquired Fund). The Transaction is expected to be completed in the first quarter of 2027, and the Reorganization is proposed to close generally concurrently with the close of the Transaction.

Q: What will happen if a Reorganization is not approved?

Approval and closing of the Reorganization is not conditioned upon the approval and closing of any other reorganization, but the closing of the Reorganization is conditioned upon closing of the Transaction. Since the Transaction is conditioned upon, among other things, obtaining the consent of clients (including the Acquired Fund) representing an agreed percentage of First Eagle Management’s revenues, even if the Acquired Fund’s shareholders approve the Reorganization, the Transaction may not close if other clients do not consent or other conditions are not met. While Victory Holdings has received sufficient approval of the Transaction from Victory Holdings shareholders, if the Transaction does not close, the Reorganization will not take place and the Acquired Fund will continue to operate with First Eagle Management as its investment adviser.

In the event that shareholders of the Acquired Fund have not approved the Reorganization with respect to the Acquired Fund at the time of the closing of the Transaction, the Acquired Fund may enter into an interim advisory agreement with Victory Capital for a period not to exceed the period permitted under applicable law. [Approval of the Reorganization by shareholders of the Acquired Fund before the end of the permitted interim period will also be deemed to constitute approval of a new investment advisory agreement with Victory Capital for the Acquired Fund and approval of the release to Victory Capital of the advisory fees held in escrow under the interim advisory agreement, together with any interest earned.] If shareholders of the Acquired Fund do not approve the Reorganization with respect to the Acquired Fund before the end of the permitted interim period, the Board of the Acquired Fund will consider what further action to take consistent with its fiduciary duties to the Acquired Fund (including engaging another adviser or liquidating the Fund), and Victory Capital will be paid the lesser of its costs incurred in performing services under the interim advisory agreement or the total amount of the escrow account, plus interest earned.

Q: How does my Board recommend that I vote?

[After careful consideration, your Board unanimously recommends that you vote FOR the Reorganization of your Acquired Fund.]

For a summary of your Board’s considerations in evaluating the Reorganization, please see the accompanying Proxy Statement/Prospectus.

Q: How can I vote?

Participating Insurance Companies vote as shareholders of record. Contract Owners should give instructions by the methods offered in their voting materials:

•By telephone, using the number on the voting instruction form;

•By Internet, using the website on the voting instruction form;

•By mail, using the enclosed postage-paid envelope.

If you were a shareholder of the Acquired Fund as of the close of business on [●], 2027, you may vote at the Meeting. You may attend the Meeting in person and may vote by mail, telephone, or internet. To vote by mail, telephone, or Internet, follow the instructions on the enclosed proxy card or voting instruction form. Contract Owners should follow the instructions and deadline supplied by their Participating Insurance Company. If you have questions, please call the Acquired Fund’s proxy solicitor toll free at [●].

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Q: Whom should I call if I have questions?

If you have questions about the proposal described in the Proxy Statement/Prospectus or about voting procedures, please call the Acquired Fund’s proxy solicitor, [●], toll free at [●]. You may obtain a copy of the Acquired Fund’s annual report for its most recent fiscal year end, without charge, by calling 1-800-747-2008, by writing to First Eagle Management at 1345 Avenue of the Americas, New York, New York 10105, or by visiting www.firsteagle.com. Contact your Participating Insurance Company for questions about your Contract.

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SUMMARY OF REORGANIZATION PROPOSAL

This Proxy Statement/Prospectus is being used by the Acquired Fund to solicit proxies to vote at the Meeting and voting instructions from Contract Owners. Shareholders of the Acquired Fund will consider a proposal to approve the Plan of Reorganization providing for the Reorganization, pursuant to which their Acquired Fund will be reorganized into the Acquiring Fund. The form of the Plan of Reorganization is included at Exhibit A.

The following is a summary. More complete information appears later in this Proxy Statement/Prospectus. You should carefully read the entire Proxy Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

How the Reorganization Will Work

With respect to the Acquired Fund, if the Reorganization is approved by the Acquired Fund’s shareholders and all other closing conditions have been satisfied:

•The Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund (the “Reorganization Shares”) and the assumption by the corresponding Acquiring Fund of all of the Acquired Fund’s liabilities.

•The Acquiring Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Acquired Fund, less the liabilities it assumes from the corresponding Acquired Fund. The shares of the Acquiring Fund that you receive immediately following the Reorganization will have a total net asset value equal to the total net asset value of the shares you held in the corresponding Acquired Fund as of the closing date of the Reorganization, as determined pursuant to the Acquiring Fund’s valuation procedures. The valuation procedures of the Acquired Fund and the Acquiring Fund are substantially the same. The Acquired Fund will then terminate, dissolve and completely liquidate. Assets held by the Acquired Fund for which no market quotation is readily available will be fair valued in good faith in a manner consistent with the Acquiring Fund’s valuation procedures at the time of the Reorganization.

•No sales charges (including CDSC) will be imposed on the shares of the Acquiring Fund issued in connection with the Reorganization.

•All of the costs and expenses associated with the Reorganization will be borne by Victory Capital and First Eagle Management and not by the shareholders of the Funds.

•The Reorganization is expected to be a “reorganization” for U.S. federal income tax purposes. Accordingly, it is generally expected that the Acquired Fund and its shareholders will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganization.” You are urged to consult with your tax advisor concerning the tax consequences of the Reorganization.

•After the Reorganization is completed, the Acquired Fund’s shareholders will be shareholders of the corresponding Acquiring Fund, and the Acquired Fund will be dissolved.

Comparison of Acquired Fund and Acquiring Fund

•The Acquiring Fund will have the same investment objective, principal investment strategies and principal risks as the corresponding Acquired Fund, except as noted below. The Acquiring Fund will, however, adopt updated fundamental investment restrictions that differ from the current restrictions of the corresponding Acquired Fund, as described in Exhibit B. The updated restrictions are not expected to materially affect the manner in which the Funds’ investment programs are conducted at the time of the Reorganization.

•Shares of the Acquired Fund, which are not designated by class, will be exchanged for shares of the corresponding Acquiring Fund that likewise are not designated by class. Except for any changes expressly described in this Proxy Statement/Prospectus, there will be no Reorganization-related differences in the Rule 12b-1 fees actually charged, minimum investments, eligibility provisions or conversion features.

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•Both Funds offer shares through Participating Insurance Companies. A Contract Owner’s purchases, redemptions and transfers are subject to the applicable Contract’s terms and procedures.

•The Acquired Fund and the Acquiring Fund have similar policies with respect to dividends and distributions.

•With respect to the Acquiring Fund, the advisory fee will be identical to the advisory fee applicable to the corresponding Acquired Fund.

•Distribution and Service (Rule 12b-1) Fees

•Shares of both Funds are subject to distribution and service fees calculated at an annual rate of 0.25% of average daily net assets.

Because distribution and/or shareholder servicing (Rule 12b-1) fees are paid out of the applicable share class’s assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a holder of such shares more than paying other types of sales charges.

•Expense Limitations for the Acquiring Fund

•Contractual fees and expenses relating to the operations of the Acquiring Fund, such as custody costs, are expected to be substantially similar as those applicable to the operations of the Acquired Fund. Other categories of fees and expenses, such as blue-sky registration costs, brokerage commissions and audit expenses, are not expected to differ materially between the Acquiring Fund and Acquired Fund. Victory Capital has informed the Board of the Acquired Trust that it will look for opportunities to achieve economies of scale through consolidation of the service providers to the Acquiring Fund and the other mutual funds managed by Victory Capital.

[For at least two years following the Reorganization, Victory Capital has contractually agreed to limit expenses and/or waive fees associated with investing in shares of the Acquiring Fund so that, for at least a two-year period following the Reorganization, the net expenses of those shares will not exceed the current contractual expense limitation applicable to the shares of the Acquired Fund or, if there is no such contractual expense limitation, the expense ratio based on the expenses of those shares for the most recent fiscal year. Following that two-year period, the Acquiring Fund’s total net expenses may increase if the Victory Capital expense limitation agreement is not renewed or if the Board approves different arrangements with service providers.]

[Under the terms of the Victory Expense Limitation Agreement, Victory Capital may recoup waived advisory fees and reimbursed expenses with respect to the Acquiring Fund for up to three years after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.]

U.S. Federal Income Tax Consequences

The Reorganization is expected to be a “reorganization” for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the corresponding Acquiring Fund receive an opinion from Sidley Austin LLP substantially to that effect, as described in more detail in the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganization.” Accordingly, no gain or loss is generally expected to be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position. A Contract Owner’s tax treatment depends on the terms and status of the Contract, not solely on the Fund-level treatment described here. The discussion of a tax-free Reorganization does not address withdrawals, surrenders or other transactions under a Contract. Please consult the Contract prospectus and your tax adviser.

For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganization.”

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COMPARISON OF ACQUIRED FUND AND ACQUIRING FUND

Fees and Expenses. Set forth below is a comparison of the Acquired Fund’s and the Acquiring Fund’s fees and expenses. The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of an Acquired Fund or the corresponding Acquiring Fund. Generally, the information shown is based on the most recent fiscal year end of the Acquired Fund (or, in the case of the Acquiring Fund, on a pro forma basis), as if the Reorganization had been consummated the prior year. For the Acquiring Fund, only pro forma information is provided since the Acquiring Fund will not commence operations until its Reorganization is completed. Pro forma information reflects estimated expenses that the Acquiring Fund would expect to bear in the current fiscal year had the Reorganization occurred, which may differ from the “Other Expenses” of the Acquired Fund. Actual expenses for an Acquiring Fund may differ from those shown. Acquired Fund information reflects the fiscal year ended December 31, 2025, subject to any adjustments for material changes since that date. These tables do not reflect fees and charges under the Contracts. If those charges were reflected, costs would be higher.

[The fees and expenses shown below reflect the application of any contractual expense limitation agreement in place for a Fund. As previously noted, pursuant to the Victory Expense Limitation Agreement, Victory Capital has contractually agreed to limit expenses and/or waive fees for the Acquiring Fund so that, for at least a two-year period following the Reorganization, the Acquiring Fund’s total net expenses will not exceed the current contractual expense limitation applicable to the shares of the Acquired Fund or, if there is no such contractual expense limitation, the expense ratio based on the expenses of those shares for the most recent fiscal year. If the Victory Expense Limitation Agreement is not renewed after that two-year period on the same terms, the Acquiring Fund may experience higher net operating expenses.]

[Under the terms of the Victory Expense Limitation Agreement, Victory Capital may recoup waived advisory fees and reimbursed expenses with respect to the Acquiring Fund for up to three years after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Any recoupment will not cause the Acquiring Fund to exceed any operating expense limit in effect at the time of the recoupment. Any such recoupment could reduce the expense savings otherwise available to shareholders during the recoupment period.]

All of the costs and expenses associated with the Reorganization will be borne by Victory Capital and First Eagle Management and not by the shareholders of the Funds.

Investment Objective, Principal Investment Strategies, Principal Risks, Management Team, and Performance. Also set forth below, is a comparison of the Acquired Fund’s and the corresponding Acquiring Fund’s investment objective, principal investment strategies, and principal risks, as well as information about the Fund’s portfolio management team. The following information is applicable to the Reorganization:

•First Eagle Management is the investment adviser to the Acquired Fund; Victory Capital is the investment adviser to the Acquiring Fund.

•The Acquiring Fund will have the same investment objective and principal investment strategies as the corresponding Acquired Fund, except as noted below.

•The Acquiring Fund will have the same principal risks as the corresponding Acquired Fund. The Acquiring Fund will, however, have updated fundamental investment restrictions that differ from those of the corresponding Acquired Fund, as described in Exhibit B.

•The Acquiring Fund will have the same portfolio management team as the Acquired Fund at the time of the Reorganization. See the portfolio management discussion below regarding Alan Barr’s expected retirement.

•For a discussion of the Acquired Fund’s performance, see the most recent shareholder reports of the Acquired Fund. Past performance is no guarantee of future results. Because the Acquiring Fund has not commenced operations prior to the date of this Proxy Statement/Prospectus, no performance information is available. Since the Acquired Fund will be considered the accounting survivor of the Reorganization, the Acquiring Fund is expected to assume the performance history of its corresponding Acquired Fund at the closing of its respective Reorganization.

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As used herein, “Fund” refers to both the Acquired Fund and the Acquiring Fund.

Reorganization of First Eagle Overseas Variable Fund into Victory First Eagle Overseas Variable Fund

Comparison of Current and Pro Forma Expenses

Shareholder Fees (fees paid directly from your investment)

First Eagle Overseas Variable Fund (Current) (Acquired Fund)

Shares

Maximum sales charge (load) when you buy shares (as a	None
percentage of offering price)

Maximum deferred sales charge (load) (as a percentage of the	None
lesser of your purchase or redemption price)

Victory First Eagle Overseas Variable Fund (Pro Forma)(Acquiring Fund)

Shares

Maximum sales charge (load) when you buy shares (as a	None
percentage of offering price)

Maximum deferred sales charge (load) (as a percentage of the	None
lesser of your purchase or redemption price)

Annual Fund Operating Expenses (expenses paid each year as a percentage of the value of your investment)

First Eagle Overseas Variable Fund (Current)(Acquired Fund)

Shares

Management Fees (2)	0.75%

Distribution and Service (12b-1) Fees	0.25%

Other Expenses (4)	0.49%

Total Annual Fund Operating Expenses	1.49%

Fee Waiver and/or Expense Reimbursement (2)	(0.28)%

Total Annual Fund Operating Expenses After Fee Waiver	1.21%
and/or Expense Reimbursement

Victory First Eagle Overseas Variable Fund (Pro Forma)(Acquiring	Fund)
Shares

Management Fees	0.75%

Distribution and Service (12b-1) Fees	0.25%

Other Expenses (1)	[●]%

Total Annual Fund Operating Expenses	[●]%

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Shares

Fee Waiver and/or Expense Reimbursement (3)	([●])%

Total Annual Fund Operating Expenses After Fee Waiver	[1.21]%
and/or Expense Reimbursement (3)

(1)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(2)First Eagle Investment Management, LLC (the "Adviser") has contractually agreed to waive and/or reimburse certain fees and expenses so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") are limited to 1.21% of average net assets. This undertaking lasts until April 29, 2027 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that it will repay the Adviser for fees and expenses waived or reimbursed provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.21% of the Fund’s average net assets; or (2) if applicable, the then-current expense limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

(3)[Pursuant to the Victory Expense Limitation Agreement, Victory Capital has contractually agreed to limit expenses and/or waive fees for the Acquiring Fund so that, for at least two years following the Reorganization, the Fund’s total net expenses, subject to the exclusions in that agreement, will not exceed 1.21% of average net assets. The agreement permits recoupment of waived fees and reimbursed expenses for up to three years after the waiver or reimbursement, subject to the lower of the expense limits in effect at the time of the waiver or reimbursement and at recoupment.]

(4)Other Expenses shown generally reflect actual expenses for the Fund for the fiscal year ended December 31, 2025.

Expense Examples

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and

(b)the Fund’s total annual operating expenses remain the same except for the Acquired Fund’s first year and the Acquiring Fund’s first two years (which consider the effect of the applicable expense limitation). Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below. Costs would be the same if shares were held rather than redeemed. Contract-level charges are not included; including them would increase costs.

Number of years you own shares	1	3	5	10

First Eagle Overseas Variable Fund (Current) - Sold	$123	$444	$787	$1,756
or Held

Victory First Eagle Overseas Variable Fund (Pro	[●]	[●]	[●]	[●]
Forma) - Sold or Held

Portfolio Turnover: During the fiscal year ended December 31, 2025, the Acquired Fund’s portfolio turnover rate was 18.57% of the average value of its portfolio. No portfolio turnover information is included for the Acquiring Fund because it has not yet commenced investment operations.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and the Acquiring Fund will have the same investment objective and principal investment strategies, except as noted below. There can be no assurance that a Fund will achieve its investment objective.

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	Acquired Fund	Acquiring Fund
Investment Objective	The Fund seeks long-term growth of capital by	The Fund seeks long-term
	investing primarily in equities, including common	growth of capital.
and preferred stocks, warrants or other similar
rights, and convertible securities, issued by non-U.S.
companies.

Principal Investment	To achieve its objective, under normal	Same as Acquired Fund, except
Strategies	circumstances the Fund will invest primarily in	that the paragraph beginning
	equities, including common and preferred stocks,	“Normally, the Fund invests at
	warrants or other similar rights to purchase a	least 80%” is replaced by:
	company’s securities, and convertible securities,	“Under normal circumstances,
	issued by non-U.S. companies. The Fund may invest	the Fund invests at least 80% of
	in securities traded in mature markets (for example,	its net assets (plus the amount
	Canada, Japan, Germany and France) and in	of borrowings, if any, for
	countries whose economies are still developing	investment purposes) in foreign
	(sometimes called "emerging markets"). The Fund	securities (including American
	particularly seeks companies that have financial	Depositary Receipts, Global
	strength and stability, strong management and	Depositary Receipts and
	fundamental value ("fundamental value" is a term	European Depositary Receipts).
	commonly used by value investors to refer to their	Derivatives and other
	estimate of the value an educated buyer would place	instruments that provide
	on a company as a whole).	exposure to foreign investments
	Normally, the Fund invests at least 80% of its net	or have similar economic
	assets (plus any borrowings for investment	characteristics may be counted
	purposes) in foreign securities (including American	toward the Fund’s 80% policy.”
	Depositary Receipts, Global Depositary Receipts	References to the Adviser mean
	and European Depositary Receipts) and "counts"	Victory Capital for the
	relevant derivative positions towards this "80% of	Acquiring Fund.
assets" allocation, and in doing so, values each
position at the price at which it is held on the Fund’s
books (generally market price, but anticipates
valuing each such position for purposes of assessing
compliance with this test at notional value in
connection with new rules requiring that treatment).
The Fund may invest up to 20% of its total assets in
debt instruments (e.g., notes and bonds). Investment
decisions for the Fund are made without regard to
the capitalization (size) of the companies in which it
invests. The Fund may invest in any size company,
including large, medium and smaller companies.
The Fund may invest in debt instruments (without
regard to credit rating or time to maturity), including
short-term debt instruments, gold and other precious
metals, and futures contracts related to precious
metals.
The Fund may make certain investments through
one or more special purpose trading subsidiaries
(each, a "Subsidiary"). Each Subsidiary is a wholly-
owned and controlled subsidiary of the Fund.
Generally, a Subsidiary will invest in commodities
and related instruments (primarily gold bullion and
other precious metals and related futures contracts).
Although the Fund shares a similar name and
investment objective to First Eagle Overseas Fund (a
19
Acquired Fund	Acquiring Fund

portfolio of the First Eagle Funds family), the two do not apply identical investment strategies.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the First Eagle Overseas Variable Fund are the same as the principal risks associated with an investment in the Victory First Eagle Overseas Variable Fund because the Funds will have the same investment objective and principal investment strategies, except as noted above. The following table identifies each principal investment risk applicable to both Funds. Additional information regarding these risks is set forth in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of their investment adviser, and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance, cause a Fund to lose money or cause a Fund to underperform relevant market measures or other funds. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Principal Investment Risk	Acquired Fund	Acquiring Fund

Market Risk	X	X

Equity Risk	X	X

Preferred Stock Risk	X	X

Warrants and Rights Risk	X	X

Convertible Security Risk	X	X

Foreign Investment Risk	X	X

Geographic Investment Risk	X	X

Canada Risk	X	X

European Risk	X	X

Japan Risk	X	X

South Korea Risk	X	X

Emerging Market Risk	X	X

Small and Medium-Size Company Risk	X	X

Large-Size Company Risk	X	X

Credit and Interest Rate Risk	X	X

Changes in Debt Ratings Risk	X	X

Gold Risk	X	X

Tax Risk	X	X

Derivatives Risk	X	X

Currency Risk	X	X

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Principal Investment Risk	Acquired Fund	Acquiring Fund

Value Investment Strategy Risk	X	X

Cybersecurity Risk	X	X

Subsidiary Risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence investment operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund, which will be the accounting and performance survivor of the Reorganization.

The following information provides an indication of the risks of investing in the Acquired Fund by showing changes in the Acquired Fund’s performance from year to year and by showing how its average annual returns for the periods shown compare with a broad measure of market performance. The bar chart shows calendar-year total returns for the Acquired Fund’s shares. The chart assumes reinvestment of dividends and distributions and does not reflect Contract-level charges; if those charges were included, the returns would be lower.

Updated performance information is available at www.firsteagle.com or by calling 1-800-747-2008. Past performance does not necessarily indicate how the Acquired Fund or, after the Reorganization, the Acquiring Fund will perform in the future.

Calendar Year Total Returns

Best Quarter	Return	Worst Quarter	Return

Second Quarter 2020	12.54%	First Quarter 2020	-17.90%

The year-to-date return as of September 30, 2026 was [●]% (not annualized).

The following table presents average annual total returns as of December 31, 2025. Contract-level charges are excluded. After- tax returns for direct taxable mutual-fund investors are not presented because the Fund is offered through insurance separate accounts.

Average Annual Total Returns as of December 31, 2025

	1 Year	5 Years	10 Years

First Eagle Overseas Variable Fund	37.47%	9.02%	7.61%

MSCI EAFE Index (net of withholding taxes; no deduction	31.22%	8.92%	8.18%
for fees or expenses)

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Comparison of Portfolio Management Team

The Victory First Eagle Overseas Variable Fund will have the same portfolio managers who manage the First Eagle Overseas Variable Fund at the time of the Reorganization. The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Acquired Fund and, following the Reorganization, will be jointly and primarily responsible for the day-to-day management of the Acquiring Fund, except as noted below. [Alan Barr is expected to retire from First Eagle Management effective December 17, 2026; following his retirement, Matthew McLennan and Christian Heck are expected to continue as portfolio managers. This personnel change is not a result of the Reorganization.]

Portfolio Manager	Current Title / Experience	Service on Acquired Fund

Matthew McLennan	Global Value team portfolio manager	Since September 2008

Christian Heck	Global Value team portfolio manager	Since May 2021

Alan Barr	Global Value team portfolio manager; expected retirement	Since May 2021
discussed above

See Exhibit D for additional information about the members of the Victory First Eagle Overseas Variable Fund portfolio management team.

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ADDITIONAL INFORMATION ABOUT THE REORGANIZATION AND THE PROPOSAL

Principal Risks

The principal risks of the Acquired Fund and the Acquiring Fund will be substantially similar. Set forth in Exhibit C is a glossary of risks, in alphabetical order, describing the principal risks indicated for the Acquiring Fund and the Acquired Fund in “Comparison of Investment Objectives, Principal Investment Strategies, and Principal Risks” above. You may lose money by investing in any of these Funds.

Purchases and Sales of Acquired Fund and Acquiring Fund Shares

The Acquired Fund and the Acquiring Fund offer shares through Participating Insurance Companies at net asset value. Purchases, redemptions and transfers by Contract Owners are directed to their Participating Insurance Companies under their Contracts, not directly to the Funds. See Exhibit D. The proposed Reorganization does not provide a retail mutual-fund exchange privilege among Victory funds.

Jurisdiction of Organization

The Acquired Fund and the Acquiring Fund are structured as series of Delaware statutory trusts registered as open- end management investment companies. Please see Exhibit E for a comparison of the material rights of their shareholders.

Terms of the Reorganization

The following is a summary of certain terms of the Plan of Reorganization, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A:

•The Reorganization is expected to be effective in the first quarter of 2027, subject to approval by Acquired Fund shareholders and satisfaction of any other conditions to closing. If the required approval and other conditions are not satisfied within that period, the Reorganization is expected to occur as soon as is conveniently practicable after they are satisfied.

•On the closing date of the Reorganization, the Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund and, in exchange, the corresponding Acquiring Fund will assume all the Acquired Fund’s liabilities and will issue Reorganization Shares to the Acquired Fund. The value of the Acquired Fund’s assets, as well as the number of Reorganization Shares to be issued to the Acquired Fund, will be determined in accordance with the Plan of Reorganization. The Reorganization Shares will have an aggregate net asset value on the closing date of the Reorganization equal to the value of the assets received from the Acquired Fund, less the liabilities assumed by the corresponding Acquiring Fund in the transaction. The Reorganization Shares will be distributed to Acquired Fund shareholders in proportion to their holdings of shares of the Acquired Fund, in liquidation of the Acquired Fund. As a result, shareholders of the Acquired Fund will become shareholders of the corresponding Acquiring Fund.

Conditions to Closing the Reorganization

The completion of the Reorganization is subject to certain conditions described in the Plan of Reorganization, including, among other things:

•The Transaction between First Eagle Holdings and Victory Holdings closes.

•The Acquired Fund has delivered to the corresponding Acquiring Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in the Plan of Reorganization are true and correct as of the Closing Date.

•The Acquiring Fund has delivered to the corresponding Acquired Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing

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Date, to the effect that the representations and warranties of the Acquiring Fund made in the Plan of Reorganization are true and correct as of the Closing Date.

•The Acquired Fund and the corresponding Acquiring Fund will have received any opinions of counsel necessary to carry out the Reorganization.

•A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•The Acquiring Fund’s required registrations under the Securities Act and the 1940 Act will be effective, including its Form N-1A registration or amendment, and no stop order suspending effectiveness will have been issued.

•The shareholders of the Acquired Fund will have approved the Plan of Reorganization by the requisite vote of a majority of the outstanding voting securities.

•The Acquired Fund and the corresponding Acquiring Fund will have received an opinion from Sidley Austin LLP substantially to the effect that the Reorganization will be a “reorganization” for U.S. federal income tax purposes, as described in more detail in the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganization.” Neither the Acquiring Fund nor the corresponding Acquired Fund may waive this condition.

Termination of the Plan of Reorganization

The Plan of Reorganization and the transactions contemplated by it may be terminated by the Acquired Trust, on behalf of an Acquired Fund, or the Acquiring Trust, on behalf of an Acquiring Fund, at any time prior to the Closing Date of the Reorganization of such Acquired Fund or Acquiring Fund, provided that the Board of Trustees of the Acquiring Trust or the Acquired Trust, as appropriate determines, in good faith, and in a manner consistent with its fiduciary duties, that the Plan of Reorganization, and the transactions contemplated thereby, are no longer in the best interests of the shareholders of such Acquiring Fund or Acquired Fund. The Plan of Reorganization also will terminate in the event of the termination of the Transaction Agreement in accordance with its terms.

If the Plan of Reorganization is terminated in accordance with the above, then the termination will be without liability of any party; provided however that if the termination results from the material breach by a party of a covenant or agreement of such party contained in Plan of Reorganization, then such party responsible for the material breach will be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986 (“Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of an Acquired Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

With respect to the Reorganization, it is a condition of closing of the Reorganization that the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each shall have received an opinion of Sidley Austin LLP, United States tax counsel to the Acquiring Trust and the Acquired Trust, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

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•(i) the transfer of all of the assets of the Acquired Fund (“Assets”) solely in exchange for the Acquiring Fund shares (including fractional shares) and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Fund shares to the Acquired Fund shareholders, and (ii) the dissolution, liquidation and termination of the Acquired Fund, all pursuant to the Plan of Reorganization, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets of the Acquired Fund to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund shares to the Acquired Fund shareholders followed by the complete dissolution, liquidation and termination of the Acquired Fund;

•no gain or loss will be recognized by the Acquired Fund shareholders upon the receipt of their Acquiring Fund shares pursuant to the Reorganization;

•the aggregate tax basis of Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor by such shareholder;

•the holding period of the Acquiring Fund shares to be received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization;

•the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Acquired Fund immediately before the Reorganization; and

•the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Acquired Fund.

The opinion of Sidley Austin LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Sidley Austin LLP will also rely upon certain representations of the management of the Acquiring Fund and the Acquired Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. No ruling has been or will be requested from the IRS with respect to the U.S. federal income tax consequences of the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described above.

Assuming the applicable Reorganization qualifies as a “reorganization” for U.S. federal income tax purposes, as expected, the tax year of the Acquired Fund is expected to continue with the Acquiring Fund. As a result, the Acquired Fund is not obligated to distribute its investment company taxable income (computed without regard to the dividends- paid deduction), net tax-exempt income and net realized capital gains (if any) prior to the Reorganization, but it may decide to make such a distribution anyway.

Assuming the Reorganization qualifies as a “reorganization” for U.S. federal income tax purposes, as expected, the Acquiring Fund will succeed to the tax attributes of the Acquired Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Acquired Fund, if any, will be available to offset future gains recognized by the Acquiring Fund (subject to the conditions and limitations under the Code). Capital losses of the Acquired Fund may be carried forward indefinitely to offset future capital gains. However,

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the capital losses of the Acquiring Fund, as the successor in interest to the Acquired Fund, may be subject to or may subsequently become subject to an annual limitation as a result of ownership changes1.

A Contract Owner’s tax treatment depends on the terms and status of the Contract, not solely on the Fund-level treatment described here. The discussion of a tax-free Reorganization does not address withdrawals, surrenders or other transactions under a Contract. Please consult the Contract prospectus and your tax adviser.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders should also consult their tax advisers as to the state, local, foreign and non-income tax consequences, if any, of the Reorganization.

Board Deliberations Regarding the Proposal

[ ]

Board Recommendation and Required Vote

The Plan of Reorganization must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Acquired Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Fund.

If the Plan of Reorganization is not approved by the shareholders of the Acquired Fund, the Board of the Acquired Fund will consider what further action should be taken. The Reorganization of the Acquired Fund is not conditioned upon the reorganization of any other fund.

If shareholders approve the Reorganization of an Acquired Fund and the other conditions to closing are met, including closing of the Transaction, then it is anticipated that the Reorganization would be effective in the first quarter of 2027.

Agreement Between First Eagle and Victory Holdings Regarding the Reorganization

On August 25, 2026, Victory Capital Holdings, Inc. ("Victory Holdings") and First Eagle Holdings, Inc. ("First Eagle Holdings") entered into an agreement (the "Transaction Agreement") pursuant to which, upon the terms and subject to the conditions set forth therein, Victory Holdings will acquire First Eagle Holdings (the "Transaction"). First Eagle Holdings is the parent company of First Eagle Investment Management, LLC ("First Eagle Management"), which is the investment adviser to the Acquired Fund. The closing of the Transaction is expected to occur in the first quarter of 2027, subject to customary closing conditions, including regulatory approvals and client consents.

[Upon the closing of the Transaction, the portfolio management team of First Eagle Management managing the Acquired Fund at closing is expected to become employees of Victory Capital Management Inc. (“Victory Capital”), a subsidiary of Victory Holdings and the investment adviser for the Acquiring Fund, and the respective portfolio managers of the Acquired Fund are expected to be portfolio managers of the Acquiring Fund immediately following the closing of the Transaction. The fund reorganization detailed in the enclosed materials is being proposed as part of the plans to integrate the investment advisory businesses of First Eagle and Victory Capital in connection with the Transaction.]

[At the time of the Reorganization, the membership of the Board of Trustees of the Acquiring Trust is expected to be substantially similar to the membership of the Board of Trustees of the Acquired Trust.]

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Approval of the Reorganization is not conditioned upon the approval of any other reorganization, but closing of the Reorganization is conditioned upon closing of the Transaction. The client revenue condition for the closing of the Transaction effectively means that even if the Acquired Fund’s shareholders approve the Reorganization, it may not be sufficient to satisfy the revenue condition for the closing of the Transaction if shareholders of enough other funds do not approve their reorganizations and/or if enough private fund or account clients of First Eagle Management do not provide their consent. If the Transaction is not closed, the Reorganization will not take place and the Acquired Fund will continue to operate with First Eagle Management as its investment adviser.

If the shareholders of the Acquired Fund do not approve the Reorganization but the client revenue condition and other closing conditions under the Transaction Agreement are otherwise satisfied and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund’s existing investment advisory agreement with First Eagle Management will terminate by its terms and in accordance with the 1940 Act. The Transaction Agreement provides for an interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization. If shareholders of the Acquired Fund do not approve the Reorganization before the end of the permitted interim period, the Board of the Acquired Fund may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) identifying another adviser to serve as the adviser for the Acquired Fund; or (2) liquidating the Acquired Fund. [Approval of the Reorganization by shareholders of the Acquired Fund before the end of the permitted interim period will also be deemed to constitute approval of a new investment advisory agreement with Victory Capital for the Acquired Fund and approval of the release to Victory Capital of the advisory fees held in escrow under the interim advisory agreement, together with any interest earned.] See "Questions and Answers--What will happen if a Reorganization is not approved?" for the interim-period and escrow provisions.

Comparison of Investment Advisers and Investment Advisory Fees

About First Eagle Investment Management, LLC

First Eagle Management, located at 1345 Avenue of the Americas, New York, New York 10105, is the investment adviser to the Acquired Fund. First Eagle Management is a subsidiary of First Eagle Holdings, Inc. First Eagle Investments (the collective name for First Eagle Management and its affiliated investment businesses), an independent, privately held global asset manager, is headquartered in New York. As of September 30, 2026, First Eagle Investments had approximately $[●] billion in assets under management.

For the advisory services provided and expenses assumed by it under the Management Agreement, First Eagle Management receives an annual fee from the Acquired Fund, which is accrued daily and paid monthly (or more frequently). The table below sets forth (1) the advisory fee rate payable by the Acquired Fund under the Investment Advisory Agreement and (2) the advisory fee rate paid by the Acquired Fund during its most recent fiscal year end after advisory fee waivers. The “Management Fees” line in the expense tables above shows the contractual advisory fee before waivers, while the net advisory fee rate below reflects advisory fees actually paid. The fee waivers and expense reimbursements shown in the expense tables may also include amounts attributable to non-advisory expenses.

Acquired Fund	Contractual Advisory Fee	Net Advisory Fee for Fiscal Year
	(accrued daily; paid monthly)	Ended December 31, 2025
First Eagle Overseas Variable Fund	0.75% of average daily net assets	Approximately 0.47% (1)

(1) The net advisory fee rate reflects advisory fees after fee waivers and is rounded to two decimal places.

A discussion of the Board’s basis for approving the Acquired Fund’s advisory agreement is included in its report on Form N-CSRS for the six months ended June 30, 2026.

About Victory Capital Management Inc.

Victory Capital will serve as the investment adviser to the Acquiring Fund. Victory Capital is a New York corporation registered as an investment adviser under the Investment Advisers Act of 1940. Victory Capital will oversee the operations of the Acquiring Fund according to investment policies and procedures adopted by the Board of Trustees of the applicable Acquiring Trust. As of September 30, 2026, Victory Capital managed or advised assets totaling $[ ] billion for individual and institutional clients. Victory Capital’s principal address is 15935 La Cantera Parkway, San Antonio, Texas 78256.

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Under its management agreement with the applicable Acquiring Trust on behalf of the Acquiring Fund, Victory Capital will regularly provide investment advice to the Acquiring Fund and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Acquiring Fund. For the advisory services it provides, the Acquiring Fund will pay Victory Capital an advisory fee, accrued daily and payable monthly at the annual rates set forth in the table below with respect to the Acquiring Fund:

Acquiring Fund	Contractual Advisory Fee (accrued daily; paid
monthly)
Victory First Eagle Overseas Variable Fund	0.75% of average daily net assets

[Pursuant to the Victory Expense Limitation Agreement with the Acquiring Fund, for at least two years following the closing of the Reorganization, Victory Capital has contractually agreed to waive fees or reimburse certain expenses of shares of the Acquiring Fund to the extent necessary to maintain the total net annual operating expenses of those shares (excluding certain items, including interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses not incurred in the ordinary course of such Fund’s business, and other expenditures that are capitalized in accordance with generally accepted accounting principles, if any) at a level that will be no higher than the current contractual expense limitation applicable to the shares of the Acquired Fund or, if there is no such contractual expense limitation, the expense ratio based on the expenses of those shares for the most recent fiscal year. See “Comparison of Current and Pro Forma Expenses” in the Acquired Fund’s proposal for more details on Victory Capital’s Expense Limitation Agreement.]

[A discussion regarding the basis for the applicable Acquiring Trust Board’s approval of the investment advisory agreement for the Acquiring Fund will be available in the Acquiring Fund’s next report filed on Form N-CSR following the close of the Reorganization.]

Comparison of Investment Advisory Agreements

[The primary provisions of the Acquiring Fund's investment advisory agreement (the "New Advisory Agreement") are expected to be substantially similar to the corresponding provisions of the Acquired Fund's investment advisory agreement (the "Existing Advisory Agreement"), with differences that are generally non-substantive or non-material. The New Advisory Agreement reflects the substitution of Victory Capital as investment adviser and the other differences described below.

There will be no change in the schedule of fees payable for investment advisory services, and no material change is expected in the level of advisory services provided. The New Advisory Agreement and the Existing Advisory Agreement contain generally similar provisions regarding investment management responsibilities, brokerage, limitation of liability, term and continuance. Certain differences between the agreements, including the following, may be considered material.

Advisory Services and Responsibilities. Both the New Advisory Agreement and the Existing Advisory Agreement provide for ongoing investment management and supervision, subject to Board oversight. The New Advisory Agreement expressly authorizes Victory Capital to execute portfolio transactions without prior consultation with the Fund and requires Victory Capital to make recommendations to the Board concerning Fund policies and to implement policies adopted by the Board. The Existing Advisory Agreement provides broad investment management authority but does not expressly contain these provisions.

Affiliated Personnel; Sub-Advisers. The New Advisory Agreement expressly permits Victory Capital to perform its duties through qualified personnel of affiliated companies under its supervision and responsibility and to retain sub- advisers. The Existing Advisory Agreement does not expressly address these matters.

Limitation of Liability and Indemnification. The New Advisory Agreement and the Existing Advisory Agreement generally limit the liability of the adviser, subject to exceptions for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The New Advisory Agreement extends that limitation to related persons of the adviser, while the Existing Advisory Agreement does not expressly address related-person liability. The New Advisory Agreement also expressly addresses liability arising from a breach of fiduciary duty with respect to compensation. Neither agreement provides for indemnification of the investment adviser.

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Portfolio Transactions and Brokerage. Both agreements authorize the adviser to select brokers and dealers and to aggregate portfolio transactions with those of other clients. The Existing Advisory Agreement requires compliance with the Securities Exchange Act of 1934, including Section 28(e), in allocating portfolio transactions, but does not contain the original First Eagle retail agreements' express best-price-and-execution standard, restriction to research benefiting the Trust or periodic Board-review requirement. The New Advisory Agreement expressly permits consideration of brokerage and research services for the Fund and other discretionary accounts and payment of higher commissions when the adviser determines in good faith that the commissions are reasonable in relation to those services. It also requires Board reporting on overall commissions and their reasonableness and addresses affiliated broker-dealer transactions under Section 11(a) of the Securities Exchange Act of 1934.

Governing Law and Forum. The New Advisory Agreement is governed by Delaware law and provides for exclusive jurisdiction in the federal and state courts located in Delaware. The Existing Advisory Agreement is governed by New York law and does not contain corresponding exclusive jurisdiction or venue provisions.]

Manager-of-Managers Structure —Acquiring Fund

Victory Capital (among other parties, including any other existing or future registered open-end management investment company or series thereof, such as the applicable Acquiring Trust and the Acquiring Fund) received an exemptive order from the SEC (ICA Release No.: 33,387 Mar. 5, 2019) that permits Victory Capital, subject to the approval of the applicable Acquiring Trust Board, to appoint or replace certain sub-advisers to manage all or a portion of an Acquiring Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain sub-advisors without obtaining shareholder approval (the “Victory order”). Under the terms of the Victory order, the manager-of- managers structure applies to either sub-advisers that are not affiliated with the Acquiring Fund or Victory Capital or that are wholly-owned affiliates of Victory Capital.

Pursuant to the Victory order, Victory Capital, with the approval of the applicable Acquiring Trust Board, would have the discretion to terminate any sub-adviser and allocate and reallocate an Acquiring Fund’s assets among Victory Capital and any other non-affiliated sub-advisers. Victory Capital, subject to oversight and supervision by the applicable Acquiring Trust Board, has responsibility to oversee any sub-adviser to an Acquiring Fund and to recommend, for approval by the applicable Acquiring Trust Board, the hiring, termination and replacement of sub- advisers for an Acquiring Fund. In evaluating a prospective sub-adviser, Victory Capital would consider, among other things, the proposed sub-adviser’s experience, investment philosophy and historical performance. Victory Capital would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage an Acquiring Fund. In the event that Victory Capital hires a new sub-adviser pursuant to the multi- manager structure, shareholders will be provided information about the new sub-adviser and sub-advisory agreement within the time and in the manner required by the Victory order.

Use of the manager-of-managers structure would not diminish Victory Capital’s responsibilities to the Acquiring Fund under an advisory agreement. Victory Capital would continue to have overall responsibility, subject to oversight by the applicable Acquiring Trust Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Specifically, Victory Capital would, subject to the review and approval of the applicable Acquiring Trust Board: (a) set an Acquiring Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisers to manage all or a portion of an Acquiring Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-adviser complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the applicable Acquiring Trust Board, Victory Capital would: (a) when appropriate, allocate and reallocate the Acquiring Fund’s assets among multiple sub-advisers; and (b) monitor and evaluate the performance of the sub- advisers. Replacement of Victory Capital or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

[Before the Acquiring Fund relies on the Victory order, the required approval of the manager-of-managers structure and all other applicable conditions of the order must be satisfied.]

First Eagle Management currently manages the Acquired Fund directly; the Acquired Fund does not have a sub- adviser.

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Comparison of Other Principal Service Providers

The following table lists the principal service providers for the Acquired Fund and those expected to serve the Acquiring Fund following the closing of the Reorganization.

SERVICE PROVIDERS

Service Provider	Acquired Fund	Acquiring Fund (expected)
Distributor	FEF Distributors, LLC	Victory Capital Services, Inc.
	1345 Avenue of the Americas	4900 Tiedeman Road, 4th Floor
	New York, New York 10105	Brooklyn, Ohio 44144

Administrator/Fund	First Eagle Investment Management,	Victory Capital Management Inc.
Accountant	LLC	15935 La Cantera Parkway
	1345 Avenue of the Americas	San Antonio, Texas 78256
New York, New York 10105

Sub-Administrator/Sub-Fund	JPMorgan Chase Bank, N.A.	JPMorgan Chase Bank, N.A.
Accountant	70 Fargo Street
Boston, Massachusetts 02210

Custodian	JPMorgan Chase Bank, N.A.	JPMorgan Chase Bank, N.A.
	4 Chase Metrotech Center, Floor 16	4 Chase Metrotech Center, Floor 16
	Brooklyn, New York 11245	Brooklyn, New York 11245

Transfer Agent	SS&C GIDS, Inc.	SS&C GIDS, Inc.

Independent Registered	[ ]	Same as Acquired Fund
Public Accounting Firm

The custodian, third-party fund accountant, transfer agent and auditor to the Acquiring Fund will be the same as those of the Acquired Fund. First Eagle Management receives reimbursement for internal administration services provided to the Acquired Fund, including administrative, accounting, operations, compliance and related costs, subject to an annual maximum of 0.05% of average daily net assets. These amounts are in addition to the advisory fee.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund, its adviser, distributor or their affiliates may pay Participating Insurance Companies and other intermediaries for distribution and shareholder services. These payments may create conflicts by influencing which investment options an intermediary offers or recommends. Ask your Participating Insurance Company about the arrangements applicable to your Contract.

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PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of the Acquired Fund on [●], 2027 (the "Record Date") are entitled to vote at the Meeting. Each shareholder is entitled to one vote for each dollar of net asset value of shares held, with proportionate fractional votes for fractional dollars. Participating Insurance Companies are shareholders of record; Contract Owners give instructions rather than voting directly. The shares outstanding and corresponding voting power as of the Record Date are set forth below.

Shares outstanding at Record Date Aggregate net asset value at Record Votes outstanding at Record Date Date

[●]	[●]	[●]

Shareholder Approval. Assuming a quorum is present, each proposal will be approved by the affirmative “vote of a majority of the outstanding voting securities” of the Acquired Fund, as such phrase is defined in the 1940 Act. The “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities.

Voting Instructions from Contract Owners

Participating Insurance Companies request voting instructions from Contract Owners. As described in the Acquired Fund’s SAI, shares held through separate accounts are voted in proportion to the voting instructions received. The voting materials supplied by each Participating Insurance Company explain how it determines the votes attributable to a Contract and how to submit or change instructions. As a result of proportionate voting, a relatively small number of instructions may determine the outcome of the proposal.

Shareholder Instructions. The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote proxies or submit voting instructions by mail, please mark, sign, date, and return all of the enclosed proxy card(s) and/or voting instruction card(s), as applicable, following the instructions printed on the card. Where offered by your Participating Insurance Company, you may also record your vote or voting instructions via the Internet or telephone. To use the Internet, please access the Internet address listed on your proxy card and/or voting instruction card and follow the instructions on the website. To record your vote via automated telephone service, call the toll-free number listed on your proxy card and/or voting instruction card.

As the Meeting date approaches, certain shareholders may receive a telephone call from a representative of [●], if their proxy card(s) and/or voting instruction card(s) have not yet been received. Proxy cards and voting instruction cards that are obtained telephonically will be recorded in accordance with the procedures described below.

[In all cases where a telephonic proxy or voting instruction is solicited, the [●] representative is required to ask for each shareholder’s or Contract Owner’s full name and address, or the zip code, and to confirm that the shareholder or Contract Owner has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the

[●]representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to [●], then the [●] representative has the responsibility to explain the process, read the proposal listed on the proxy card or voting instruction card and ask for the shareholder’s or Contract Owner’s instructions on the proposal. Although the [●] representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder or Contract Owner how to vote, other than to read any recommendation set forth in this Proxy

Statement/Prospectus. [●] will record the shareholder’s or Contract Owner’s instructions on the applicable card.]

Manner of Voting Proxies; Quorum. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Acquired Trust to act as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The Acquired Trust’s Declaration of Trust specifies a quorum of one-third of the voting power entitled to vote, subject to any greater requirement under applicable law or the Bylaws. Abstentions represented at the Meeting count toward quorum and have the effect of votes against the proposal. Shares voted by a Participating Insurance Company under its proportionate-voting procedures are not excluded merely because the associated Contract Owner did not return instructions.

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Shareholder Proxies. If a shareholder properly authorizes its proxy by Internet or telephone, or by executing and returning the enclosed proxy card by mail, and the proxy is not subsequently revoked, the shareholder’s vote will be cast at the Meeting. If a shareholder gives instructions, the shareholder’s vote will be cast in accordance with the shareholder’s instructions. If a shareholder returns a signed proxy card without instructions, the shareholder’s vote will be cast in favor of the proposal. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to the proposal in the event that sufficient votes in favor of the proposal are not received. The treatment of a blank Contract Owner voting instruction form is governed by the Participating Insurance Company’s instructions and is not necessarily the same as a blank shareholder proxy.

If you intend to vote in person at the Meeting, please call [●] to obtain important information regarding your attendance at the Meeting, including directions. Contract Owners may not vote Fund shares directly at the Meeting unless they have obtained a valid proxy or other authorization from the applicable shareholder of record.

Revoking a Shareholder’s Proxy or Voting Instructions. Shareholders may revoke their proxies by submitting a subsequent proxy before the Meeting, by telephone or via the Internet before the Meeting where authorized, by timely written notice, or by attending and voting at the Meeting. Contract Owners should follow their Participating Insurance Company’s procedures and deadline for submitting later instructions or revoking earlier instructions. Attendance alone does not authorize a Contract Owner to vote Fund shares.

Solicitation of Proxies. The Board of the Acquired Trust is asking for your voting instructions and for you to provide your voting instructions as promptly as possible. Victory Capital and First Eagle have retained, at their expense, [●] to assist in printing and mailing the Proxy Statement/Prospectus materials and the solicitation of proxies, for which they expect to pay proxy solicitation fees and additional out-of-pocket expenses of approximately $[●].

Shareholder Proposals. The Acquired Fund does not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at an Acquired Fund’s next meeting that may be included in the Acquired Fund’s proxy materials must notify the relevant Acquired Fund a reasonable amount of time before the Acquired Fund begins to print and mail its proxy materials. The fact that an Acquired Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules and the Acquired Fund’s bylaws relating to such inclusion.

Dissenters’ Right of Appraisal. Shareholders do not have appraisal or dissenters’ rights in connection with the Reorganization under the Acquired Trust’s governing documents and applicable Delaware law.

Other Business. The Board of the Acquired Fund does not know of any matters to be presented at the Meeting other than the Reorganization. However, if any other matters properly come before the Meeting, it is the intention of the Board of the Acquired Trust that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed proxy card and/or voting card instruction.

Adjournment. If the quorum required for the Meeting has not been met for the Acquired Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to the proposal to allow further solicitation of shareholders. The Meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the voting power represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of adjournment with respect to the proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposal described herein.

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CAPITALIZATION AND OWNERSHIP OF FUND SHARES

Capitalization of Acquired Fund and Acquiring Fund

The Acquiring Fund will be the successor to the accounting and performance information of the corresponding Acquired Fund after consummation of the Reorganization. Only pro forma capitalization information is shown for the Acquiring Fund because the Acquiring Fund will not commence investment operations until the completion of the Reorganization. The following table shows the capitalization as of [●], 2027 for the Acquired Fund and, with respect to the Acquiring Fund, on a pro forma basis, assuming the Reorganization had taken place as of that date and that the Fund’s assets were valued based upon the Acquiring Fund’s valuation procedures. The valuation procedures of the Acquired Fund and the Acquiring Fund are substantially the same.

Shares	First Eagle Overseas Variable Fund			Victory First Eagle Overseas Variable Fund
		(Current)			(Pro Forma)

	Net Assets	Net Asset	Shares	Net Assets	Net Asset	Shares
		Value per	Outstanding		Value per	Outstanding
		Share			Share

Shares not
designated by class

Interest of Certain Persons in the Reorganization

Acquired Fund

See Exhibit F for a list of persons who owned of record or beneficially 5% or more of the outstanding shares of the Acquired Fund as of [●], 2027.

As of [ ], 2027, the officers and Trustees of the Acquired Trust as a group owned less than 1% of the outstanding shares of the Acquired Fund.

Certain persons associated with First Eagle Management and the Acquired Fund—including members of the Board and officers of the Acquired Trust—may be viewed as having an interest in the Reorganization and the Transaction.

Mehdi Mahmud, President and a Trustee of the Acquired Trusts, is associated with First Eagle Management and First Eagle Holdings by current employment and service on the governing board of First Eagle Holdings and has an ownership interest in First Eagle Holdings. Mr. Mahmud also has an indirect ownership interest in First Eagle Management through certain employee equity vehicles that hold units of First Eagle Management. All officers of the Acquired Trusts are employees of First Eagle Management, and certain of those officers have indirect ownership interests in First Eagle Holdings and First Eagle Management. Accordingly, Mr. Mahmud and such officers may have interests in the Transaction and the Reorganizations that differ from those of shareholders generally. John P. Arnhold is also treated as an interested Trustee because of the professional roles he has held with First Eagle. Mr. Arnhold is also Managing Director and Co-Founder of Arnhold LLC, a registered investment adviser, which has certain ongoing business relationships with First Eagle Management.

[The membership of the Board of the Acquiring Trust at the time of the Reorganization is expected to be substantially similar to the membership of the Board of the Acquired Trust. Trustees of the Acquired Trust who continue to serve on the Board of the Acquiring Trust may therefore have an interest in continuing their Board service following the Reorganization.]

Acquiring Fund

The Acquiring Fund has not commenced investment operations. [Victory Capital or an affiliate will be the sole shareholder of the Acquiring Fund prior to the Reorganization, and its organizational shares will be redeemed before the Reorganization.] Expected officer and Trustee ownership following the Reorganization is [●].

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Financial Highlights

Acquired Fund

The Acquired Fund’s financial highlights for the five fiscal years ended December 31, 2025 and the unaudited six months ended June 30, 2026 are set forth in Exhibit G. Its financial statements and accompanying notes and the auditor’s report for the year ended December 31, 2025 are incorporated by reference as described in Exhibit H and the SAI.

Acquiring Fund

Audited financial information for the Acquiring Fund is not available because the Acquiring Fund has not commenced operations as of the date of the Proxy Statement/Prospectus. For this reason, no financial highlights of the Acquiring Fund are included herein. The Acquired Fund will be the accounting and performance survivor of the Reorganization.

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EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of __________

__, 2026, by and among Victory Portfolios VI, a Delaware statutory trust (the “Acquiring Trust”), on behalf of its series, Victory First Eagle Overseas Variable Fund (the “Acquiring Fund”), First Eagle Variable Funds, a Delaware statutory trust (the “Acquired Trust”), on behalf of its series, First Eagle Overseas Variable Fund (the “Acquired Fund”), and, for purposes of Sections 7.7, 7.8 and 9.2 only, Victory Capital Management Inc. (“Victory Capital”) and, for purposes of Section 9.2 only, First Eagle Investment Management, LLC (“First Eagle”). The capitalized terms used herein shall have the meanings ascribed to them in this Agreement.

“Acquired Fund Shares” and “Acquiring Fund Shares” mean the shares of beneficial interest of the Acquired Fund and the Acquiring Fund, respectively, each of which is issued in a single class not designated by class, as specified on Schedule A. “Acquired Trust Governing Documents” means the Acquired Trust’s declaration of trust and by-laws, in each case as amended and in effect from time to time. “Trust Instrument” means the Acquiring Trust’s trust instrument or agreement and declaration of trust, as amended and in effect from time to time. “Participating Insurance Company” means each insurance company that holds Acquired Fund Shares in one or more of its separate accounts (each, a “Separate Account”) to fund variable annuity contracts and variable life insurance policies (collectively, “Contracts”), and “Contract Owner” means each owner of a Contract whose Contract value is allocated, in whole or in part, to the Acquired Fund through a Separate Account.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). With respect to the Acquired Fund and the Acquiring Fund, the reorganization, including the transactions described below, (the “Reorganization”) will consist of, in accordance with the terms and conditions set forth in this Agreement:

1)the transfer of all of the assets of the Acquired Fund in exchange solely for full and, where applicable, fractional shares of beneficial interest of the Acquiring Fund, of the applicable class identified on Schedule A (the “Acquiring Fund Shares”), having the par value, if any, specified in the Acquiring Trust’s governing documents;

2)the assumption by the Acquiring Fund of all of the Liabilities (as hereinafter defined) of the Acquired Fund; and

3)as consideration therefor, the distribution, immediately after the closing date provided in Section 3.1 (the “Closing Date”), of the Acquiring Fund Shares of the applicable class pro rata to the Acquired Fund Shareholders (as hereinafter defined) holding the corresponding class of shares of the Acquired Fund identified on Schedule A, and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund is a separate series of a registered investment company classified as an open-end management company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of all of the Liabilities of the Acquired Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated hereby; and

WHEREAS, the Board of Trustees of the Acquired Trust has determined that the Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

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NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, covenant and agree as follows:

1.TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES, THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND.

1.1Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)The Acquired Fund will assign, convey, deliver and otherwise transfer to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b)In consideration therefor, the Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the Acquired Fund, as applicable, that number of full and, where applicable, fractional Acquiring Fund Shares, having a net asset value equal to the net asset value of the Acquired Fund Shares, computed in the manner and as of the time and date set forth in Section 2.2, as follows:

Acquired Fund Shares	Acquiring Fund Class

Shares not designated by class Shares not designated by class and (ii) assume all of the liabilities, debts, obligations and duties of the Acquired Fund existing on the Closing Date, whether absolute or contingent, accrued or unaccrued, known or unknown, including, without limitation, the Acquired Fund’s obligations to indemnify the trustees and officers of the Acquired Trust under the Acquired Trust Governing Documents (collectively, “Liabilities”). Such transactions shall take place at the closing provided for in Section 3 (the “Closing”). The Acquiring Trust, on behalf of the Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former trustees and officers, acting in their capacities as such, with respect to the Acquired Fund, under the Acquired Trust Governing Documents as in effect as of the date of this Agreement, shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund and Acquiring Trust and its successors or assigns.

(c)Upon consummation of the transactions described in Sections 1.1(a) and (b), the Acquired Fund shall distribute (or cause its transfer agent to distribute), in complete liquidation, the Acquiring Fund Shares received by it to the holders of record of Acquired Fund Shares as of the Closing Date (the “Acquired Fund Shareholders”). Each Acquired Fund Shareholder shall receive, in respect of the applicable class of Acquired Fund Shares held, a number of full and, where applicable, fractional Acquiring Fund Shares of the corresponding class (as identified on Schedule A) equal in aggregate net asset value to the aggregate net asset value of such shareholder’s Acquired Fund Shares of such class as of the Closing Date, as determined pursuant to Section 2. The aggregate net asset value of the Acquiring Fund Shares received by each Acquired Fund Shareholder shall equal the aggregate net asset value of the Acquired Fund Shares surrendered by such shareholder.

1.2The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, cash equivalents, securities, instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends and interest receivable, receivables for shares sold and all other properties and assets of any nature whatsoever which are owned by the

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Acquired Fund on the Closing Date and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3The Acquired Fund will endeavor to discharge all of its known Liabilities, including for this purpose any obligations that are or will become due prior to the Closing Date, other than those incurred in the ordinary course of business that are associated with assets of the Acquired Fund to be transferred to the Acquiring Fund, prior to Closing. Any such liabilities incurred prior to the Closing Date in the ordinary course of business that are associated with the assets of the Acquired Fund to be transferred to the Acquiring Fund not so discharged and existing at Closing shall be assumed by the Acquiring Fund. Any reporting responsibility of the Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (the “SEC” or the “Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.4As provided in Section 3.4, as soon after the Closing Date as practicable, the Acquired Fund will liquidate and distribute (or cause its transfer agent to distribute) pro rata to its shareholders of record the Acquiring Fund Shares of the corresponding class identified on Schedule A received by the Acquired Fund, as contemplated by Section 1.1. The date of such liquidation and distribution shall be referred to herein as the “Liquidation Date”. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund. The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5With respect to the Acquiring Fund Shares distributable pursuant to Section 1.4 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date (as defined in Section 2.3), the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Acquiring Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.6As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution, liquidation and termination. As promptly as practicable after the liquidation of the Acquired Fund and the liquidation of all other outstanding series of shares of the Acquired Trust, the Acquired Trust shall be dissolved pursuant to the provisions of the Acquired Trust Governing Documents and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund for periods ending prior to the Closing Date is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

1.7Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Acquired Trust or the Acquiring Trust, and, for clarity, under no circumstances will any other series of the Acquired Trust or the Acquiring Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

1.8Immediately prior to the Closing, and following the satisfaction of the condition set forth in Section 7.6, the Acquiring Fund shall redeem one (1) Acquiring Fund Share (the “Initial Share”), the issuance of which was duly authorized and issued to Victory Capital or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that the Board of Trustees of the Acquiring Trust determines), to vote on the investment management, distribution and service plan, and other agreements and plans and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder.

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2.VALUATION.

2.1On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Acquiring Fund Shares of the applicable class identified on Schedule A (including fractional shares, where applicable) having a net asset value equal to the value of the assets acquired by the Acquiring Fund on the Closing Date attributable to the corresponding class of shares of the Acquired Fund, less the value of the Liabilities of the Acquired Fund attributable to that class, determined as hereafter provided in this Section 2.

2.2The value of the Acquired Fund’s net assets will be computed as of the Valuation Date (as defined in Section 2.3) using the valuation procedures for the Acquiring Fund set forth in the Acquiring Trust’s Trust Instrument and the Acquiring Fund’s currently effective prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), in each case as in effect on the Valuation Date following the effectiveness of the registration statement referred to in Section 8.5.

2.3The Valuation Date shall be 4:00 p.m. Eastern time (or, if different, the time for calculation of net asset value as set forth in the Acquired Fund’s currently effective prospectus and statement of additional information) on the Closing Date, or such other date and time as may be mutually agreed upon in writing by the parties hereto (such time and date being referred to as the “Valuation Date”).

2.4The Acquiring Fund shall issue the Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund. The Acquired Fund shall distribute in liquidation the Acquiring Fund Shares received by it hereunder pro rata to its shareholders of the corresponding class identified on Schedule A, as set forth in Section 1.1(b), by redelivering such share deposit receipt to the Acquiring Trust’s transfer agent, which will immediately establish the corresponding accounts or book-entry positions for such Acquired Fund Shareholders of record in accordance with written instructions furnished by the Acquired Fund.

2.5The Acquired Fund shall pay or cause to be paid to the Acquiring Fund any interest, cash, cash equivalents, securities, instruments, claims or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below). Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex-dividend” prior to the Valuation Date, in which case any such distribution that remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.6All computations of value shall be made by the administrator for the Acquiring Fund, in accordance with its regular practice in pricing the shares of the Acquiring Fund and assets of the Acquiring Fund using the valuation procedures set forth in the Trust Instrument and the Acquiring Fund Prospectus.

3.CLOSING AND CLOSING DATE.

3.1All acts necessary to consummate a Reorganization shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m. ET) on _______ __, 2027, or at such other date and time to which the parties may agree (such date and time being hereinafter referred to as the “Closing Date”). The Closing shall be held at the offices of Victory Capital or at such other place as the parties may agree.

3.2On the Closing Date, such portfolio securities and cash and cash equivalents of the Acquired Fund shall be delivered by the Acquired Fund to the custodian identified on Schedule B as custodian for the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to

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constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian for the account of the Acquiring Fund.

3.3In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for the portfolio securities of the Acquired Fund (each, an “Exchange”) is closed for trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is deemed impracticable by the Board of the Acquired Trust or Acquiring Trust, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties may agree.

3.4At the Closing, the Acquired Fund, or its transfer agent, shall deliver to the Acquiring Fund, or its designated agent, a list of the names and addresses of the Acquired Fund record shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by any duly elected officer of the Acquired Trust on behalf of the Acquired Fund. The Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in Section 1.4.

3.5At the Closing, the Acquired Fund’s custodian shall deliver evidence that: (i) the Acquired Fund’s assets have been delivered in proper form to the Acquiring Fund as of the Closing Date, and (ii) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, (the cost of which shall be borne as provided in Section 9.2) in conjunction with the delivery of portfolio securities. At the Closing, the Acquiring Fund’s custodian shall deliver a certificate to the Acquired Fund that all such assets have been received.

3.6At the Closing, the Acquired Fund and the Acquiring Fund shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.REPRESENTATIONS AND WARRANTIES.

4.1Representations and Warranties of the Acquired Trust, on behalf of the Acquired Fund.

The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)The Acquired Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquired Trust is not required to qualify as a foreign entity in any jurisdiction. The Acquired Trust and the Acquired Fund each has all necessary federal, state and local authorizations to carry on its respective business as now being conducted.

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(b)The Acquired Trust is duly registered as an investment company classified as an open-end management company under the 1940 Act, and its registration with the SEC as an investment company has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Acquired Trust Governing Documents and applicable law.

(c)The Acquired Fund is not in material violation of any provision of the Acquired Trust Governing Documents or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or to which it is otherwise bound, and the execution, delivery and performance of this Agreement will not result in any such material violation or constitute a default under any of such governing document, agreement, indenture, instrument, contract, lease or other undertaking.

(d)The Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquired Trust or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and will have full right, power and authority to assign, deliver and otherwise transfer the Acquired Fund’s assets, and upon delivery and payment for the Acquired Fund’s assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act.

(f)Except as previously disclosed to the Acquiring Trust and the Acquiring Fund in writing, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Trust or the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets, or any known or reasonably knowable person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquired Trust nor the Acquired Fund knows of any facts which might form the basis for the institution of such proceedings or investigation and neither the Acquired Trust nor the Acquired Fund is known to be a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby.

(g)The statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal periods ended on the fiscal year end listed on Schedule B (the “Fiscal Year End”), audited by the independent registered public accounting firm identified on Schedule B, independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied. The Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the Fiscal Year End.

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(h)Since the Fiscal Year End, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, nor any incurrence by the Acquired Fund of indebtedness for borrowed money maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date. For the purposes of this clause (h), a decline in net asset value per share of Acquired Fund shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, distributions of net income and net realized capital gains, changes in portfolio securities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(i)As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) have been timely filed and such tax returns were true, correct and complete in all material respects as of the time of their filing, and all U.S. federal and other material taxes of the Acquired Fund that are due and payable have been timely paid.

(j)The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year. The Acquired Fund will continue to qualify as a RIC during the taxable year that includes the Closing Date and at all times through the Closing Date. The Acquired Fund has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date.

(k)[RESERVED].

(l)[RESERVED].

(m)The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, with the par value, if any, specified in the Acquired Trust Governing Documents, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest of the Acquired Fund are divided into, as applicable, shares of the applicable class identified on Schedule A, each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, free and clear at the time of issuance of all liens, pledges, security interests or other encumbrances, and are and will continue to be issued in compliance with all applicable federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(n)The execution, delivery and performance of this Agreement have been duly authorized by

(i)the Board of Trustees of the Acquired Trust, which is directed by the Acquired Trust Governing Documents to oversee the affairs of the Acquired Trust and has been granted the powers necessary to carry out such responsibility, and (ii) at the time of Closing, all other necessary trust action on the part of the Acquired Trust and the Acquired Fund.

(o)Subject to shareholder approval as required by Section 8.1 hereof, this Agreement constitutes the valid and binding obligation of the Acquired Trust and the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

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(p)The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund Shareholders as provided in Section 1.1(c).

(q)The information relating to the Acquired Trust and the Acquired Fund furnished in writing by the Acquired Trust and the Acquired Fund to the Acquiring Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(r)The information regarding the Acquired Trust and the Acquired Fund that has been provided to the Acquiring Fund in writing for inclusion in the proxy statement and prospectus of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Acquiring Trust in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby (the “Registration Statement”), as of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, complies in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it contains information relating to the Acquired Trust or the Acquired Fund furnished to the Acquiring Trust by the Acquired Trust or the Acquired Fund or their representatives in writing for inclusion therein, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(s)There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

(t)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(u)The Acquired Fund currently complies, and during the six (6) years ending on the Closing Date has complied, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

(v)As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third-party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the audited schedule of its portfolio investments as of the Fiscal Year End, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after the Fiscal Year End, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions as of the Closing Date.

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(w)During the six years ending on the Closing Date, to the best of the Acquired Trust’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

(x)The execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund did not, and the performance by the Acquired Trust and the Acquired Fund of their obligations hereunder will not, result in the acceleration of any obligation or the imposition of any penalty under any agreement listed in Part C of the Acquired Trust’s Registration Statement to which the Acquired Trust or the Acquired Fund is a party, or by which it is bound.

4.2Representations and Warranties of the Acquiring Trust and the Acquiring Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Trust and Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction. The Acquiring Trust and the Acquiring Fund each has all necessary federal, state and local authorizations to carry on its respective business as now being conducted.

(b)The Acquiring Trust is duly registered as an investment company classified as an open-end management company under the 1940 Act, and its registration with the SEC as an investment company has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Trust Instrument and applicable law.

(c)The Acquiring Fund is not in material violation of any provision of the Trust Instrument or currently-effective Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or to which it is otherwise bound, and the execution, delivery and performance of this Agreement will not result in any such material violation or constitute a default under any of such governing document, agreement, indenture, instrument, contract, lease or other undertaking.

(d)As of the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act, the 1940 Act, and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquiring Trust or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Trust or the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets, or any known or reasonably knowable person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings or investigation and neither the Acquiring Trust nor the Acquiring Fund is known to be a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or

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is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby.

(f)The Acquiring Fund has not yet commenced investment operations and has no known liabilities of a material nature, contingent or otherwise.

(g)The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, will not have carried on any business activities (other than such activities as are customary to the organization of a new series of an open- end management company under the 1940 Act prior to its commencement of operations) and will not have had any liabilities and will not have held any property or have any tax attributes immediately before the Closing other than a de minimis amount of assets to facilitate its organization or maintain its legal existence and tax attributes related to holding those assets. Assuming the accuracy of all the representations under Section 4.1(j), the Acquiring Fund will qualify as a RIC in its taxable year in which the Closing occurs and will take all steps necessary to ensure that it qualifies for treatment as a RIC under Sections 851 and 852 of the Code.

(h)The Initial Share that is redeemed under Section 1.8 was issued by the Acquiring Fund prior to the Closing solely to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust and maintain its legal existence. Immediately following the Closing, and after giving effect to the redemption of the Initial Share pursuant to Section 1.8, the Acquired Fund Shareholders will own all of the outstanding shares of the Acquiring Fund.

(i)[RESERVED].

(j)The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, with the par value, if any, specified in the Acquiring Trust’s governing documents, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. As of the date of this Agreement, the Acquiring Fund has no outstanding shares of any class, except its Initial Share. As of the Closing Date, the outstanding shares of beneficial interest of the Acquiring Fund will be divided into, as applicable, shares of the applicable class identified on Schedule A, each having the characteristics described in the Acquiring Fund Prospectus. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(k)The execution, delivery and performance of this Agreement have been duly authorized by

(i) the Board of Trustees of the Acquiring Trust, which is directed by the Trust Instrument to oversee the affairs of the Acquiring Trust and has been granted the powers necessary to carry out such responsibility, and (ii) all other necessary trust action on the part of the Acquiring Trust and the Acquiring Fund, and constitute the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(l)The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, as applicable, shares of the applicable class identified on Schedule A of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

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(m)The information furnished by the Acquiring Trust and the Acquiring Fund for use in no- action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(n)As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, will not, insofar as it relates to the Acquiring Trust and the Acquiring Fund, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(o)There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.

(p)The books and records of the Acquiring Fund made available to the Acquired Fund and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(q)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)The Acquiring Fund currently complies, and has complied since its organization, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

5.COVENANTS OF THE PARTIES.

5.1The Acquired Trust and the Acquiring Trust, and the Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Fund, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and distributions and any other distribution that may be advisable, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations and such actions as are otherwise contemplated by this Agreement.

5.2The Acquired Trust will call a meeting of the Acquired Fund shareholders as soon as reasonably practicable after the date of effectiveness of the Registration Statement, which will be held prior to the Closing Date for the purpose of (i) considering the Reorganization as herein provided, including adopting this Agreement, and (ii) taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3In connection with the Acquired Fund shareholders’ meeting referred to in Section 5.2, the Acquiring Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Acquiring Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Trust and the Acquired Fund shall assist the Acquiring Trust and the Acquiring Fund in preparing the notice of meeting, form of proxy, and the Prospectus/Proxy Statement to be used in connection

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with the shareholder meeting and the Registration Statement. The Acquired Fund will also assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Acquired Fund.

5.4Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and any guidance of the SEC or its staff, including comments of the SEC staff regarding disclosures in the Registration Statement, to be set forth in the Registration Statement, including the Prospectus/Proxy Statement.

5.5The Acquired Fund shall cause to be timely filed (taking into account extensions) any previously unfiled tax returns required to be filed with respect to it for any taxable year ending on or before the Closing Date, and shall cause to be paid any taxes shown as due thereon. Each of the Acquired Trust and the Acquired Fund shall reasonably cooperate with the Acquiring Trust and the Acquiring Fund in connection with the tax preparation and filing of tax returns with respect to the Acquired Fund that are due after the Closing Date.

5.6The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date. The Acquiring Fund and the Acquired Fund will take or cause to be taken all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

5.7The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a final statement of the total amount of the Acquired Fund’s assets and liabilities as of the Closing Date.

5.8Following the transfer of the Acquired Fund’s assets by the Acquired Fund to the Acquiring Fund and the assumption of the liabilities in exchange for the Acquiring Fund Shares as contemplated herein, the Acquired Fund will file, or provide to be included in an Acquiring Trust filing of, any final regulatory reports promptly after the Closing Date.

5.9The Acquired Trust and the Acquired Fund agree that the dissolution, liquidation and termination of the Acquired Fund will be effected in the manner provided in the Acquired Trust Governing Documents in accordance with applicable law as promptly as practicable, and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with their prompt dissolution, liquidation and termination.

5.10If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the Registration Statement, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.11The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the Acquiring Trust, the Acquiring Fund, the Acquired Trust or the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of any Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, as U.S. federal income tax counsel to the Acquiring Trust and the Acquired Trust, to render the tax opinion required

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herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

5.12The Acquired Fund shall promptly furnish to the Acquiring Fund the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request. The Acquired Fund shall promptly furnish to the Acquiring Fund any other tax information reasonably requested by the Acquiring Fund.

5.13The Acquired Trust, on behalf of the Acquired Fund, shall use its reasonable best efforts to cause each Participating Insurance Company to (a) deliver the Prospectus/Proxy Statement and related voting instruction materials to the Contract Owners entitled to give voting instructions with respect to the shareholders’ meeting referred to in Section 5.2, (b) solicit voting instructions from such Contract Owners and (c) vote the Acquired Fund Shares held in its Separate Accounts at such meeting in accordance with the voting instructions received from Contract Owners and, with respect to Acquired Fund Shares for which no timely voting instructions are received, in the same proportion as the Acquired Fund Shares for which voting instructions have been received, in each case to the extent required by applicable law, any applicable exemptive order of the Commission or the applicable participation agreement.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Trust and the Acquiring Fund to complete the transactions provided for herein shall be subject to the performance by the Acquired Trust and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1The Acquired Trust and the Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on its behalf by the Acquired Trust’s duly authorized officer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust and the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund’s behalf by the Acquired Trust’s duly authorized officer.

6.3All proceedings taken by the Acquired Trust or the Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.4The custodian to the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.5The transfer agent to the Acquired Fund shall have provided to the Acquiring Fund’s transfer agent

(i)the originals or true copies of all of the records of the Acquired Fund in the possession of the transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date, and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The transfer agent to the Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the Acquiring Fund and dated as of

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the Closing Date, to the effect that the acts specified in the preceding sentence have been taken and that the shareholder records of the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request.

6.6The administrator, fund accountant and custodian to the Acquired Fund shall have delivered to the Acquiring Fund at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the books and records of the Acquired Fund covered by their contracts with the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request.

6.7The Acquiring Fund shall have received a favorable opinion of Richards, Layton & Finger, P.A. (with respect to matters of Delaware law), as counsel to the Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Richards, Layton & Finger, PA appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquiring Fund, to the following effect:

(a)The Acquired Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the power and authority under its Declaration of Trust and By-Laws and the Act to execute, deliver and perform its obligations under the Agreement.

(b)The execution and delivery of the Agreement by the Acquired Trust, on behalf of the Acquired Fund, and the consummation by the Acquired Trust, on behalf of the Acquired Fund, of the transactions contemplated thereby have been duly authorized by the Acquired Trust under the Declaration of Trust, the By-Laws and the Act. The Agreement has been duly executed and delivered by the Acquired Trust, on behalf of the Acquired Fund.

(c)The Agreement constitutes a legal, valid and binding agreement of the Acquired Trust, on behalf of the Acquired Fund, enforceable against the Acquired Trust, on behalf of the Acquired Fund, in accordance with its terms.

(d)The Acquired Fund has been duly established as a separate series of the Acquired Trust under the Declaration of Trust and Section 3806(b)(2) of the Act.

(e)Neither the execution and delivery by the Acquired Trust on behalf of the Acquired Fund, nor the performance by the Acquired Trust, on behalf of the Acquired Fund, of its obligations under the Agreement, nor the consummation by the Acquired Trust, on behalf of the Acquired Fund, of the transactions contemplated thereby, violates (i) the Declaration of Trust or By-Laws or (ii) any law, rule or regulation of the State of Delaware applicable to the Acquired Trust and Acquired Fund.

(f)Neither the execution and delivery by the Acquired Trust, on behalf of the Acquired Fund, nor the performance by the Acquired Trust, on behalf of the Acquired Fund, of its obligations under the Agreement, nor the consummation by the Acquired Trust, on behalf of the Acquired Fund, of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust of the Acquired Trust.

In rendering such opinion, Richards, Layton & Finger, P.A. may assume all conditions precedent set forth in the Agreement have been satisfied, including to the extent applicable the Acquired Fund Shareholders have duly approved the Reorganization in the manner contemplated by the Declaration of Trust and By-Laws, and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect

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of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of the Acquired Trust have complied with their fiduciary duties in approving the Agreement, and that the Reorganization is fair in all respects. Such counsel need not express an opinion with respect to federal laws, including without limitation, the 1940 Act or the rules and regulations thereunder, including the effect of, or compliance with, any such federal laws that are expressly incorporated into the Declaration of Trust or By-Laws or that may preempt applicable Delaware law or the provisions of the Declaration of Trust or By-laws or that may prohibit, or impose restrictions or conditions on, the consummation of the matters referenced in such opinion. In addition, with respect to the enforceability of the Agreement, such counsel need not express an opinion with respect to (i) any provisions of the Agreement to the extent that such provisions purport to bind or limit the trustees of the Acquired Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement, (ii) any provision that relates to the dissolution or liquidation of the Acquired Trust or the Acquired Fund, or (iii) any provisions of the Agreement that purport to obligate the Acquired Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to actions of such other persons or entities.

6.8The Acquiring Fund shall have received a favorable opinion of counsel to the Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel to the Acquired Fund appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquiring Fund, to the following effect:

(a)The execution and delivery of this Agreement by the Acquired Trust on behalf of the Acquired Fund did not, and the performance by the Acquired Trust and the Acquired Fund of their obligations hereunder will not, violate any provision of any agreement listed in Part C of the Acquired Trust’s Registration Statement to which the Acquired Trust or the Acquired Fund is a party, or by which it is bound or any judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which it is bound, specified in a Certificate of Officer of the Acquired Trust.

(b)No consent, approval, authorization or order of any federal governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(c)The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Trust and the Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1The Acquiring Trust and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on their behalf by the Acquiring Trust’s duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

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7.2The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date and all such other agreements and instruments as the Acquired Fund and the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (i) the Acquiring Fund’s assumption of all Liabilities of the Acquired Fund, (ii) the Acquired Fund’s title and possession of the Acquiring Fund Shares to be delivered hereunder, and to otherwise carry out the intent and purpose of this Agreement.

7.3All proceedings taken by the Acquiring Trust or the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4The Acquired Fund shall have received a favorable opinion of Morris, Nichols, Arsht & Tunnell LLP (with respect to matters of Delaware law), as counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Morris, Nichols, Arsht & Tunnell LLP appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquired Fund, to the following effect:

(a)The Acquiring Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the power and authority under its Trust Instrument and Bylaws and the Act to execute, deliver and perform its obligations under the Agreement, and the Acquiring Fund is a separate series thereof duly established in accordance with the Trust Instrument and the Bylaws of the Acquiring Trust, each as amended, and Section 3806(b)(2) of the Act.

(b)This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund enforceable against the Acquiring Trust, on behalf of the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of its obligations hereunder will not, violate the Trust Instrument or Bylaws.

(d)No consent, approval, authorization or order of any Delaware state governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by the Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares of the applicable class identified on Schedule A of beneficial interest in the Acquiring Fund.

In rendering such opinion, Morris, Nichols, Arsht & Tunnell LLP may assume all conditions precedent set forth in the Agreement have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions. In addition, such counsel need not express an opinion with respect to any provisions of the Agreement to the extent that such provisions purport to bind or limit the

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trustees of the Acquiring Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement.

7.5The Acquired Fund shall have received a favorable opinion of counsel to the Acquiring Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel to the Acquiring Fund appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquired Fund, to the following effect:

(a)The Acquiring Trust is registered with the Commission as an investment company under the 1940 Act.

(b)The execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund did not, and the performance by the Acquiring Trust and the Acquiring Fund of their obligations hereunder will not, violate any provision of any agreement specified in a Certificate of Officer, or result in the acceleration of any obligation or the imposition of any penalty under any such agreement, or any judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party, or by which it is bound, specified in the aforementioned Certificate of Officer.

(c)No consent, approval, authorization or order of any federal governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(d)The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

7.6Before the Closing, the Acquiring Trust’s Board shall have authorized the issuance of, and the Acquiring Fund shall have issued, the Initial Share to Victory Capital or its affiliate to vote on the investment management, distribution and service plan and other agreements and plans referred to in Section 7.7 as may be required by applicable law and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder.

7.7The Acquiring Trust, on the Acquiring Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (if any), and other agreements and plans necessary for the Acquiring Fund’s operation as a series of an open-end management investment company serving as an investment vehicle for variable annuity contracts and variable life insurance policies. Each such contract, plan, and agreement shall have been approved by the Acquiring Trust’s Board (after satisfaction of the condition set forth in Section 8.6 regarding board composition) and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Acquiring Trust, and by Victory Capital or its affiliate as the Acquiring Fund’s sole shareholder.

7.8The Acquiring Trust agrees that for a period of three (3) years after the Closing Date of the Reorganization, the Acquiring Trust will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Trust (or any successor) are not “interested persons” (as defined in the 1940 Act) of Victory Capital; and Victory Capital agrees that for a period of two (2) years after the Closing Date of the Reorganization, neither Victory Capital nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund or any successor thereto) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor thereto) as a result of the transactions contemplated hereby.

8.FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

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The respective obligations of the Acquiring Trust, the Acquiring Fund, the Acquired Trust and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding voting securities of the Acquired Fund in accordance with the provisions of the Acquired Trust Governing Documents and the requirements of applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

8.2On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Acquired Trust, the Acquired Fund, the Acquiring Trust or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5The registration statement of the Acquiring Trust on Form N-1A relating to shares of the Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.

8.6The Board of Trustees of the Acquiring Trust shall consist, as of the Closing Date, of trustees at least 75% of whom are not “interested persons” (as defined in the 1940 Act) of Victory Capital (or any successor investment adviser to the Acquiring Fund), in compliance with Section 15(f) of the 1940 Act.

8.7The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall have agreed on the number of full and, where applicable, fractional Acquiring Fund shares of the applicable class to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1.

8.8The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each shall have received an opinion of Sidley Austin LLP, as U.S. federal income tax counsel to the Acquiring Trust and the Acquired Trust, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a)(i) the transfer of all of the assets of the Acquired Fund (“Assets”) solely in exchange for the Acquiring Fund Shares (including fractional shares) and the assumption by the Acquiring Fund of the Liabilities followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, and (ii) the dissolution, liquidation and termination of the Acquired Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Acquired

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Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

(c)no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets of the Acquired Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders followed by the complete dissolution, liquidation and termination of the Acquired Fund;

(d)no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of their Acquiring Fund Shares pursuant to the Reorganization;

(e)the aggregate tax basis of Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor by such shareholder;

(f)the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided such Acquired Fund Shares are held as capital assets at the time of the Reorganization;

(g)the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Acquired Fund immediately before the Reorganization; and

(h)the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, including Section 8.10, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.8.

8.9All of the conditions to the closing of the transactions contemplated by the Agreement and Plan of Merger, dated August 25, 2026 (as amended and in effect from time to time, the “Merger Agreement”), by and among Victory Capital Holdings, Inc., Fortify Holdings 1, Inc., Fortify Holdings 2, LLC, GC Ferry Parent, L.P. and GC Ferry Holdings, Inc. shall have been satisfied or waived and the closing of the transactions contemplated by the Merger Agreement shall occur simultaneously with the Closing on the Closing Date.

8.10At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1 and Section 8.8) may, only to the extent permitted by applicable law, be jointly waived by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust, if, in the judgment of the Board of Trustees of the Acquired Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and, if, in the judgment of the Board of Trustees of the Acquiring Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquiring Fund. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the

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right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

9.BROKERAGE FEES; EXPENSES.

9.1Each of the Acquired Trust, the Acquired Fund, the Acquiring Trust and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2Expenses.

(a)Victory Capital and First Eagle agree to share the costs and expenses incurred by the Acquiring Trust, the Acquiring Fund, the Acquired Trust, and the Acquired Fund in connection with the transactions contemplated by this Agreement. Victory Capital and First Eagle agree that all such costs and expenses shall be paid prior to Closing to the extent such costs and expenses have been submitted for payment two weeks prior to Closing and promptly after Closing in all other cases. None of the Acquiring Trust, the Acquiring Fund, the Acquired Trust or the Acquired Fund will under any circumstances incur any costs or expenses in connection with the transactions contemplated by this Agreement, including, but not limited to, costs incurred in connection with soliciting shareholder approvals, legal expenses (including fees and expenses of independent legal counsel to the trustees of the Acquired Trust and the Acquiring Trust who are not “interested persons” (as defined in the 1940 Act)), trustees fees, brokerage expenses that are incurred solely as a result of the transactions and not in connection with the ordinary course investment management of the Acquired Fund or Acquiring Fund, payment of termination charges or other charges under any contract of the Acquired Trust or the Acquired Fund, or any other costs or expenses incurred in connection with the transactions contemplated by this Agreement.

(b)Victory Capital agrees that it will pay or reimburse the Acquiring Trust and the Acquiring Fund for all costs and expenses of the Acquiring Trust and the Acquiring Fund incurred in connection with the transactions contemplated by this Agreement if the Closing does not occur for any reason, including if this Agreement is terminated pursuant to Section 11; provided, however, that if the Closing fails to occur solely and directly as a result of a material breach by First Eagle or the Acquired Trust of their respective obligations under this Agreement, First Eagle shall reimburse Victory Capital for any amounts paid by Victory Capital pursuant to this sentence.

(c)First Eagle agrees that it will pay or reimburse the Acquired Trust and the Acquired Fund for all costs and expenses of the Acquired Trust and the Acquired Fund incurred in connection with the transactions contemplated by this Agreement if the Closing does not occur for any reason, including if this Agreement is terminated pursuant to Section 11; provided, however, that if the Closing fails to occur solely and directly as a result of a material breach by Victory Capital or the Acquiring Trust of their respective obligations under this Agreement, or as a result of a termination of the Merger Agreement arising from Victory Capital’s material breach thereof, Victory Capital shall reimburse First Eagle for any amounts paid by First Eagle pursuant to this sentence.

(d)This Section 9.2 shall survive the Closing and any termination of this Agreement pursuant to Section 11.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

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10.1This Agreement supersedes all previous correspondence and oral communications among the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except in accordance with Section 13.

10.2The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.4, 1.5, 1.6, 1.7, 9 (subject to Section 9.2(d)), 14 and 15 which shall survive for two (2) years after the Closing Date and Sections 4.1(i) and 4.1(j) and Sections 5.5, 5.11 and 5.12, which shall survive for the applicable statutory period of limitations for assessments of tax deficiencies. Notwithstanding the foregoing, Section 7.8 shall survive for the periods stated therein, and the continuing rights and obligations under Section 1.1(b) shall survive as provided therein.

11.TERMINATION.

11.1This Agreement may be terminated by the Acquired Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, at any time prior to the Closing Date of the Reorganization of the Acquired Fund or Acquiring Fund, provided that the Board of Trustees of the Acquiring Trust or the Acquired Trust, as appropriate determines, in good faith, and in a manner consistent with its fiduciary duties, that this Agreement, and the transactions contemplated thereby, are no longer in the best interests of the shareholders of the Acquiring Fund or Acquired Fund. This Agreement shall terminate in the event of the termination of the Merger Agreement in accordance with its terms.

11.2If this Agreement is terminated pursuant to and in accordance with Section 11.1, then the termination shall be without liability of any party; provided however that if the termination shall result from the material breach by a party of a covenant or agreement of such party contained in this Agreement, then such party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party.

11.3In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, except as otherwise provided herein, this Agreement shall become void and have no effect except that (a) Sections 9.1, 9.2, 14 and 15 shall survive for two (2) years after any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination.

12.TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Acquired Trust; provided, however, that no amendment, modification or supplement of Section 7.7, 7.8 or 9.2 shall be effective against Victory Capital or First Eagle without its written consent; and provided further that following the shareholders’ meeting called by the Acquired Fund pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

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14.NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or transmitted by facsimile, electronic delivery, personal service (including by overnight courier) or certified mail addressed to:

Acquired Trust

c/o First Eagle Investment Management, LLC 1345 Avenue of Americas, 48th Floor

New York, NY 10105 Attention: Legal Department

Acquiring Trust

c/o Victory Capital Management Inc. 15935 La Cantera Parkway

San Antonio, TX 78257 Attention: Legal Department

or to any other address that the Acquired Trust or the Acquiring Trust shall have last designated by notice to the other party.

15.MISCELLANEOUS.

15.1The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6Copies of the organizational filings of the Acquired Trust, to which reference is hereby made, are on file with the appropriate authorities of its jurisdiction of organization to the extent required by applicable law. This Agreement was executed or made by or on behalf of the Acquired Trust and the Acquired Fund by the Trustees or officers of the Acquired Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquired Fund individually but are binding only upon the assets and property of the Acquired Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

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15.7A copy of the Acquiring Trust’s Certificate of Trust, to which reference is hereby made, is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquiring Trust and the Acquiring Fund by the Trustees or officers of the Acquiring Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Fund individually but are binding only upon the assets and property of the Acquiring Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.8It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Trust personally, but shall bind only the Acquiring Trust property of the Acquiring Fund, as provided in the Trust Instrument. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by the Board of Trustees of the Acquiring Trust nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Fund as provided in the Trust Instrument.

15.9It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquired Trust personally, but shall bind only the Acquired Trust property of the Acquired Fund, as provided in the Acquired Trust Governing Documents. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquired Trust on behalf of the Acquired Fund and signed by authorized officers of the Acquired Trust, acting as such. Neither the authorization by the Board of Trustees of the Acquired Trust nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquired Trust property of the Acquired Fund as provided in the Acquired Trust Governing Documents.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

VICTORY PORTFOLIOS VI,

on behalf of Victory First Eagle Overseas Variable Fund

By:

Name: Thomas Dusenberry

Title: President

FIRST EAGLE VARIABLE FUNDS, on behalf of First

Eagle Overseas Variable Fund

By:

Name: Mehdi Mahmud

Title: President

For purposes of Sections 7.7, 7.8 and 9.2 only:

VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael Policarpo

Title: President, Chief Financial Officer

and Chief Administrative Officer

For purposes of Section 9.2 only:

FIRST EAGLE INVESTMENT MANAGEMENT, LLC

By:

Name: Mehdi Mahmud

Title: President and Chief Executive Officer

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SCHEDULE A

Acquired Fund, Acquired Trust and corresponding	Acquiring Fund, Acquiring Trust and corresponding
Shares	Shares
First Eagle Overseas Variable Fund	Victory First Eagle Overseas Variable Fund
First Eagle Variable Funds	Victory Portfolios VI
Shares not designated by class	Shares not designated by class

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SCHEDULE B
Fiscal Year End / Acquired Fund
Acquired Fund and Acquired Trust	Auditor / Acquiring Fund Custodian
First Eagle Overseas Variable Fund	December 31
First Eagle Variable Funds	Auditor: [ ]
Custodian: JPMorgan Chase Bank,
N.A.

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Exhibit B

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES AND

LIMITATIONS

Each Fund has adopted certain fundamental investment policies that may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. For this purpose, a majority means the lesser of (1) 67% or more of the voting securities represented at a meeting, if holders of more than 50% of outstanding voting securities are present in person or by proxy, or (2) more than 50% of outstanding voting securities. Voting power for the Acquired Fund is determined as described under "Proxy Voting and Shareholder Meeting Information."

Shareholders of an Acquired Fund are not being asked separately to amend the Acquired Fund’s fundamental investment restrictions. If a Reorganization is approved and completed, however, shareholders of the Acquired Fund will become shareholders of the corresponding Acquiring Fund, which will be subject to the updated fundamental investment restrictions shown below.

The proposed updated fundamental restrictions are intended to modernize the restrictions, permit activities to the extent allowed by applicable law or relief, and do not carry forward certain legacy fundamental restrictions. Victory Capital does not expect these changes to materially affect the Fund’s investment program at the time of the Reorganization.

Each Fund’s fundamental investment policies are set forth below:

Policy	Acquired Fund	Acquiring Fund (proposed)
Diversification /	With respect to 75% of total assets, may not	Will not change its sub-classification under
Sub-Classification	invest more than 5% of its total assets	the 1940 Act from diversified to non-
	(valued at time of investment) in securities	diversified.
of any one issuer, except securities issued
or guaranteed by the government of the
United States, or any of its agencies or
instrumentalities, or acquire securities of
any one issuer which, at the time of
investment, represent more than 10% of the
voting securities of the issuer. The SAI
treats the valuation-time parenthetical
above as non-fundamental.

Borrowing	Borrowing from banks only on an	The Acquiring Fund will not borrow money
	unsecured basis as a temporary measure for	except as permitted by (i) the 1940 Act or
	extraordinary or emergency purposes, not	interpretations or modifications by the
	exceeding 10% of net assets (including the	SEC, SEC staff or other authority with
	borrowing). No securities purchases while	appropriate jurisdiction, or (ii) exemptive
	borrowings exceed 5% of total assets.	or other relief or permission from the SEC,
SEC staff or other authority.

Senior Securities	May not issue senior securities, subject to	The Acquiring Fund may not issue senior
	the permitted borrowing provision.	securities except as permitted by (i) the
1940 Act or interpretations or modifications
by the SEC, SEC staff or other authority
with appropriate jurisdiction, or (ii)
exemptive or other relief or permission
from the SEC, SEC staff or other authority.

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Policy	Acquired Fund	Acquiring Fund (proposed)
Concentration	May not invest more than 25% of total	The Acquiring Fund will not make any
	assets in companies in any one industry,	investment if, as a result, the Fund’s
	except U.S. Government securities.	investments will be concentrated in any one
industry except as permitted by (i) the 1940
Act or interpretations or modifications by
the SEC, SEC staff or other authority with
appropriate jurisdiction, or (ii) exemptive
or other relief or permission from the SEC,
SEC staff or other authority. This limitation
does not apply to U.S. Government and
Agency Securities, securities of other
investment companies, and state, territorial
or municipal securities or such other
securities as may be excluded for this
purpose under the 1940 Act, the rules and
regulations thereunder and any applicable
exemptive relief or SEC or SEC staff
interpretations.
Lending	May not make loans, subject to exceptions	The Acquiring Fund will not lend money or
	for publicly distributed debt, up to 15% of	other assets except as permitted by (i) the
	total assets in certain privately placed debt,	1940 Act or interpretations or modifications
	loans or other direct debt instruments, and	by the SEC, SEC staff or other authority
	securities lending up to 33% of total assets.	with appropriate jurisdiction, or (ii)
	The Fund has no present intention of	exemptive or other relief or permission
	lending portfolio securities.	from the SEC, SEC staff or other authority.

Underwriting	May not underwrite securities of other	The Acquiring Fund may not engage in the
	issuers, but may acquire restricted	business of underwriting the securities of
	securities even if deemed an underwriter on	other issuers except as permitted by (i) the
	resale.	1940 Act or interpretations or modifications
by the SEC, SEC staff or other authority
with appropriate jurisdiction, or (ii)
exemptive or other relief or permission
from the SEC, SEC staff or other authority.

Real Estate	May not purchase or sell real estate or	The Acquiring Fund may not purchase or
	interests in real estate, but may invest in	sell real estate except as permitted by (i) the
	marketable securities of enterprises that	1940 Act or interpretations or modifications
	invest in real estate or real-estate interests.	by the SEC, SEC staff or other authority
with appropriate jurisdiction, or (ii)
exemptive or other relief or permission
from the SEC, SEC staff or other authority.

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Policy	Acquired Fund	Acquiring Fund (proposed)
Commodities	May not purchase commodities or	The Acquiring Fund will not purchase or
	commodity contracts, except forward	sell commodities or contracts related to
	contracts and sales of commodities received	commodities except to the extent permitted
	as portfolio distributions. The parenthetical	by (i) the 1940 Act or interpretations or
	permission to transact directly in precious	modifications by the SEC, SEC staff or
	metals and related contracts is non-	other authority with appropriate
	fundamental under the SAI.	jurisdiction, or (ii) exemptive or other relief
or permission from the SEC, SEC staff or
other authority. Notwithstanding the
foregoing, the Acquiring Fund may
purchase or sell precious metals directly
and purchase or sell precious metal
commodity contracts or options on such
contracts in compliance with applicable
commodities laws.

Margin Purchases	May not make margin purchases, except for	No corresponding fundamental investment
	short-term credits needed for transaction	restriction. The Acquiring Fund will remain
	clearance.	subject to applicable federal securities and
commodities laws.

Short Sales / Short	May not sell securities short or maintain a	No corresponding fundamental investment
Positions	short position, except short sales against the	restriction. The Acquiring Fund will remain
	box.	subject to the 1940 Act and other applicable
federal securities laws governing short sales
and related transactions.

Non-Fundamental Policies
Policy	Acquired Fund	Acquiring Fund (proposed)
Investment	May be changed without shareholder	Same as Acquired Fund.
objective and 80%	approval; requires at least 60 days’ prior
foreign-securities	written notice.
policy
Oil, gas and mineral	No direct investment in leases or	Same as Acquired Fund.
interests	exploration/development programs;
marketable securities of businesses engaged
in these activities and commodity-related
ETFs are permitted.
Warrants	Generally no more than 10% of net assets,	Same as Acquired Fund.
valued at the lower of cost or market.
Warrants acquired in units or attached to
securities are treated as having no value for
this limit.
Pledging assets	Permitted only in connection with	Same as Acquired Fund.
permissible borrowings, investments or
short sales.

The comparison is a summary; it does not eliminate the qualifications and interpretations in the Acquired Fund’s SAI. In particular, that SAI permits specified purchases upon exercise of subscription rights provided the Fund remains diversified and explains ordinary-course custodian settlement credits. A non-fundamental restriction may be changed by the Board without shareholder approval, subject to applicable notice requirements. The proposed removal of a fundamental restriction is not itself an announcement that the Fund will engage in the activity.

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Exhibit C

PRINCIPAL RISKS

The following descriptions explain the principal investment risks identified in the Fund comparison table. Because the Acquiring Fund will have the same principal risks as the Acquired Fund, each description applies equally to the Acquired Fund and Acquiring Fund. The significance of any risk will vary over time.

Market Risk — All securities may be subject to adverse market trends. The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the issuers or stock or bond markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets can be volatile, and prices of individual securities and other investments at times may decline significantly and rapidly. This may cause the Fund’s portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility and may continue to negatively affect the price and liquidity of individual securities, national economies and global markets generally. Prices of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in price may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Equity Risk — The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction of the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock. Equity securities generally have greater volatility than debt securities.

Preferred Stock Risk — Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Fund and may cause the preferred stock to lose substantial value.

Warrants and Rights Risk — Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant or right held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant or right.

Convertible Security Risk — The Fund may be susceptible to convertible security risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, and credit rating and changes in interest rates and other general economic, industry and market conditions. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable non-convertible securities. They may be less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

Foreign Investment Risk — Foreign investments, which can be denominated in any applicable foreign currency, involve certain inherent risks that are different from those of domestic investments, including political or economic instability of the issuer or the country of issue, less government supervision and regulation of foreign securities exchanges, changes in foreign currency and

64

exchange rates, less public information about foreign companies, greater price fluctuations, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations may also affect the net asset value of the Fund irrespective of the performance of the underlying investments in foreign issuers (see Currency Risk below). Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. These risks may be more pronounced with respect to investments in emerging markets, as described below. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies. Additionally, dividends and interest received by the Fund and capital gains recognized by the Fund may give rise to withholding and other taxes imposed by foreign countries and may decrease the Fund’s return. American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. The Fund may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Geographic Investment Risk — To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility. As of the date of this Prospectus, the Fund has significant exposure to Canada, Europe, Japan and South Korea. The Fund’s exposure to a particular country is determined in accordance with the Adviser’s “country of risk” assessment.

Canada Risk — Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada’s dependency on the economy of the United States, in particular, makes Canada’s economy vulnerable to political and regulatory changes affecting the United States economy. These and other factors could negatively affect the Fund’s performance. Recent political developments in the United States have raised potential implications for the current trade arrangements between the United States and Canada, which could negatively affect the value of Canadian securities.

European Risk — The Fund’s investments may subject it to the risks associated with investing in European markets, including risks arising from economic, political, regulatory and geopolitical developments affecting European countries and the European Union (the “EU”), including regional conflicts. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. Changes in the composition of the EU, shifts in cross-border arrangements, and evolving trade and cooperation frameworks between European countries and other nations could adversely affect economic and market conditions in the United Kingdom, the EU and its member states and elsewhere, and could contribute to instability in global financial markets. The impact of such events on the Fund is difficult to predict, but they may adversely affect the return on the Fund and its investments. There may be detrimental implications for the value of certain of the Fund’s investments, its ability to enter into transactions or to value or realize such investments, or otherwise to implement its investment program. It is possible that certain of the Fund’s investments may need to be restructured to enable the Fund’s objectives to be pursued fully. This may increase costs or make it more difficult for the Fund to pursue its investment objectives. To the extent the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. These and other developments may significantly affect the economies of EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries. Further, political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and

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thus the Fund’s holdings. Changes in international trade policies or diplomatic relations involving European countries, including those with the United States or other major economies, could negatively affect the value of European securities.

Japan Risk — The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. These and other factors could negatively affect the Fund’s performance. Recent political developments in the United States have raised potential implications for the current trade arrangements between the United States and Japan, which could negatively affect the value of Japanese securities.

South Korea Risk — To the extent the Fund invests significantly in the securities of South Korean issuers, the Fund’s performance will be particularly exposed to risks that are specific to South Korea, including legal, regulatory, political, currency, security and economic risks. Periods of political instability, including recent events, may negatively impact the South Korean economy. Substantial political tensions exist between North Korea and South Korea. Escalated tensions and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. The South Korean economy is heavily reliant on trading exports and disruptions or decreases in trade activity could lead to further declines.

Emerging Market Risk — To the extent the Fund invests in emerging market securities, the Fund may be exposed to market, credit, currency, liquidity, legal, political, technical and other risks different from, and generally greater than, the risks of investing in developed markets. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Risks related to emerging markets securities also include market manipulation concerns, limited reliable access to capital and foreign investment structures. Emerging markets also may be susceptible to the risks associated with the differences in regulatory, accounting, auditing, financial reporting and recordkeeping standards, which could impact the Fund’s performance. There also may be limitations on the rights and remedies available to the Fund, individually or in combination with other shareholders, against issuers within emerging markets.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad. In addition, foreign government exchange controls and restrictions on repatriation of currency can result in losses to the Fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges the Fund has entered into to be rendered useless, resulting in the Fund having full currency exposure while incurring transaction costs.

Small and Medium-Size Company Risk — In addition to investments in larger companies, the Fund may invest in smaller and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Large-Size Company Risk — The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small and medium-size companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

Credit and Interest Rate Risk — All debt obligations, such as bonds, are subject to credit risk and interest rate risk. The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The value of the debt securities held by the Fund fluctuates with the credit quality

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of the issuers of those securities. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. The Fund may invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. For example, if a debt instrument has a duration of five years and interest rates increase (decrease) by 1%, then the value of that debt instrument would be expected to decline (increase) by approximately 5%. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises rates. A rising interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions and extended durations (i.e., extension risk). A low interest rate environment may prevent the Fund from providing a positive yield. Recent market conditions and events, including increases in interest rates, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. During periods of decreasing or prolonged low interest rates, financial markets in which the Fund invests could be negatively affected by, for example, increased volatility, reduced value and liquidity of the Fund’s investments, and perceptions of broader economic decline. When interest rates fall, the Fund may also face prepayment risk, meaning that an obligor will pay certain obligations more quickly than originally expected, and the Fund may have to invest the proceeds in securities with lower yields. In addition, there is risk of significant future rate moves and related economic and market impacts. The rapid development and fluidity of these or other events may affect the economies of many nations, individual issuers and the global markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of an issuer’s securities.

Changes in Debt Rating — Investments can be subject to the risk of downgrade by a ratings agency. Ratings downgrades generally affect the value of the downgraded security and are likely to result in both decreased demand for the security and an investor expectation of a higher rate of return on the security.

Gold Risk — The Fund may invest in gold and gold-related issues, and may also invest in assets of other precious metals-related issues (e.g., silver). The Fund is therefore susceptible to specific political and economic risks affecting the price of gold and other precious metals (e.g., silver) including changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund’s investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets. Other factors that may affect the prices of gold, precious metals and securities related to them include changes in industrial and commercial demand for gold and precious metals. Although the risks related to investing in gold and other precious metals (e.g., silver) directly (as the Fund is authorized to do) are similar to those of investing in precious metal finance and operating companies, as just described, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding such metals results in no income being derived from such holding, unlike certain securities which may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of its custodian, precious metals held in physical form (even in a segregated account) involve the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold may result in negative tax consequences. Finally, although not currently anticipated, if such metals in the future were held in a book account, it would involve risks of the credit of the party holding them.

Tax Risk — In order to qualify for the favorable U.S. federal income tax treatment generally afforded to regulated investment companies, the Fund must, among other things, derive at least 90% of its gross income each taxable year from sources generating qualifying income, which include dividends, interest, gain from the sale of stock or securities and other categories of investment income but generally does not include gain from the sale of physical gold or other precious metals. The Fund currently owns positions in physical gold that have appreciated in value. Because any gain from the Fund’s sale of such physical gold is expected to be non-qualifying income, if the Fund were to recognize gain from the sale of any such physical gold, the Fund may need to sell other assets that generate qualifying income in order to satisfy the annual 90% qualifying income test in a particular taxable year. It is also possible that the Fund may generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the annual 90% qualifying test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after the end of the taxable year. Failure to qualify as a regulated investment company could have significant negative tax consequences to the Fund and Variable Contract holders.

There can be no guarantee that the Fund will be able to fully mitigate these risks, but there are certain structures and strategies that could allow the Fund to transfer physical gold to one or more wholly owned subsidiaries (and then potentially sell the

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physical gold from such a subsidiary) without generating non-qualifying income. These structures and strategies could result in the Fund being subject to tax in respect of gains realized (federal, and applicable state and local tax), which would reduce the returns that otherwise might be earned, and/or could result in such prospective tax liability being treated as a current liability, which would be deducted from the Fund’s net asset value.

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. Derivatives are subject to counterparty risk, which is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime and non-agency mortgage market over recent years, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss, which could also lead to an increase in redemptions of Fund shares. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market. The market for some derivatives is, or suddenly can become, illiquid, especially in times of financial stress. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. New rules governing derivatives could limit the Fund’s use of derivatives in support of its investment strategy. These new rules may make derivatives more costly, or may otherwise adversely affect the Fund’s liquidity, value or performance. The price volatility of futures contracts has been historically greater than that of traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of the Fund, and the prices of Fund shares, may be subject to greater volatility. The risks associated with the Fund’s use of futures contracts include:

(i)market conditions that may not always create a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (iii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (v) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. Use of derivatives or similar instruments may not be as favorable as a direct investment in an underlying investment and may adversely affect the amount, timing and character of income distributed to shareholders. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase in the amount of taxable dividends paid by the Fund.

Value Investment Strategy Risk — An investment strategy that employs a “value” approach may pose a risk to the Fund that such investment strategy may not be successfully achieved. An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value.

Cybersecurity Risk — The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund and the Adviser, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund and/or the Adviser’s computer-based data processing, transmission, storage, and retrieval systems or destroy data. If the Adviser was unavailable in the event of a disaster, the Fund’s ability to effectively conduct its business could be severely compromised. The Fund and the Adviser depend heavily upon computer systems to perform necessary business functions. Despite implementation of a variety of security measures, the computer systems of the Fund and/or Adviser could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins, “phishing” attempts or unauthorized tampering. Like other companies, the Fund and the Adviser may experience threats to their data and systems, including malware and computer virus attacks, impersonation of authorized users, unauthorized access, system failures and disruptions. The Fund does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser, shareholders and/or an issuer, each of which would be negatively impacted. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the computer systems and networks of the Fund or the Adviser, or otherwise cause interruptions or malfunctions in the Fund’s operations, which could result in damage to the Fund’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Subsidiary Risk — By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with that Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and are not subject to all of the investor protections of the

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1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as expected and could adversely affect the Fund.

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Exhibit D

Additional Information About the Acquired Fund and Acquiring Fund

Below is additional information about First Eagle Overseas Variable Fund (the “Acquired Fund”) and Victory First Eagle Overseas Variable Fund (the “Acquiring Fund”).

Additional Information About Strategies and Techniques

In addition to the principal investment strategies described in the “Comparison of Investment Objective, Principal Investment Strategies, and Principal Risks” sections, the Acquiring Fund may at times use additional strategies and techniques, which involve certain special risks. This Proxy Statement/Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Acquiring Fund may use. These techniques and investments are described in the SAI.

Purchases, Redemptions and Transfers

Acquired Fund. Acquired Fund shares are sold to separate accounts of Participating Insurance Companies to support Contracts. The Acquired Fund does not accept direct retail investments from Contract Owners. To allocate Contract value to the Fund, withdraw it or transfer among available investment options, follow the procedures in the applicable Contract prospectus. Minimum investments, Contract-level charges and transfer limits are those imposed under the Contract, not the retail First Eagle or Victory mutual-fund schedules. Purchase and redemption orders receive the next net asset value computed after the Participating Insurance Company receives the order in proper form. The Acquired Fund imposes no initial sales charge or contingent deferred sales charge on its shares.

Acquiring Fund. [Shares will be offered through Participating Insurance Companies, not directly to the public. Purchases, redemptions and transfers must be directed to the insurance company under the Contract. No Fund-level initial sales charge or contingent deferred sales charge will apply. Orders will receive the next net asset value calculated after receipt in proper form under the applicable participation arrangements. Contract charges, minimums and transfer limits remain governed by the Contract; no retail Victory exchange privilege is created.]

Net Asset Value and Valuation

Acquired Fund. The Acquired Fund generally calculates net asset value on each day the New York Stock Exchange is open, as of the regular close of trading, normally 4:00 p.m. Eastern Time. Net asset value is the value of assets, less liabilities, divided by shares outstanding. Investments with readily available market quotations are generally valued using those quotations; other investments are fair valued in good faith under the Fund’s applicable procedures. Foreign markets may trade on days the Fund does not price shares, and fair-value adjustments may be made to reflect events after a foreign market closes. For foreign securities for which independent fair-value pricing information is available, the Acquired Fund applies the pricing service's fair-value factors daily.

Acquiring Fund. [Net asset value will generally be determined each day the New York Stock Exchange is open, as of its regular close, normally 4:00 p.m. Eastern Time. Assets less liabilities will be divided by shares outstanding. Readily available market quotations will be used where appropriate, with fair valuation under applicable procedures otherwise. For foreign securities for which independent fair-value pricing information is available, the Acquiring Fund will apply the pricing service's fair-value factors daily. The valuation procedures at the Reorganization are expected to be substantially the same as those of the Acquired Fund.]

Short-Term Trading

Acquired Fund. Frequent trading may interfere with portfolio management, increase transaction costs and dilute the interests of other investors. The Acquired Fund seeks to prevent market timing and relies in part on Participating Insurance Companies and other intermediaries to monitor underlying Contract Owner activity. Omnibus-account arrangements can limit the Fund’s ability to identify that activity. Contract Owners should consult their insurance company’s restrictions and enforcement procedures. The Acquired Fund has no minimum holding period, but may restrict or reject trading or close an account when it identifies harmful trading, without advance notice.

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Acquiring Fund. [Frequent trading may interfere with portfolio management, increase costs and dilute other investors’ interests. The Acquiring Fund will retain the Acquired Fund’s short-term trading policy and will seek to prevent harmful trading and will rely in part on Participating Insurance Companies to monitor underlying activity; omnibus accounts may limit that monitoring. The Acquiring Fund will not prescribe a minimum holding period and may reject or restrict purchases or exchanges, including those submitted through a Participating Insurance Company, and suspend trading privileges without advance notice. It will apply its policies uniformly and will not enter into arrangements permitting market timing. The restrictions and enforcement procedures applicable under the Contract will continue to apply.]

[Taxes

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to U.S. federal income tax on its net earnings and net capital gains that are distributed to its shareholders. In addition, each Fund intends to comply with the diversification requirements of the Code and Treasury Regulations applicable to segregated asset accounts underlying variable annuity contracts or variable life insurance policies (referred to as “variable contracts”) so that the holders of the contracts receive tax- deferred treatment generally afforded holders of annuities or life insurance policies under the Code.

If a regulated investment company satisfies certain conditions, the regulated investment company will not be treated as a single investment of a segregated asset account for purposes of determining whether the account is adequately diversified, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Fund intends to satisfy these conditions so that the segregated asset account will be treated as owning its proportionate share of the Fund’s assets for such purposes.

The Code requires that a segregated asset account underlying a variable contract must be “adequately diversified” in order for the contract to be treated as an annuity or life insurance contract for tax purposes. A segregated asset account invested in the Fund is intended to be treated as owning its proportionate share of the Fund’s assets for purposes of determining whether the account is adequately diversified. If a segregated asset account underlying a contract were not in compliance with these diversification requirements at the end of any calendar quarter, the contract would not be eligible to be treated as an annuity or life insurance contract under the Code for such period and any subsequent period and the contract holder would not be eligible for tax-deferred treatment.

This discussion of U.S. federal income tax consequences is based on tax laws and regulations in effect as of the date of this Proxy Statement/Prospectus, and may change as a result of legislative, administrative, or judicial action.

You should consult with your own tax adviser regarding the tax consequences of your investment in the separate account, including the application of state and local taxes, which may differ from the federal income tax consequences described.]

Portfolio Managers

Portfolio Manager	Experience	Acquired Fund / Acquiring Fund
Roles

Matthew McLennan	Joined First Eagle in 2008; Co-Head of the Global	Acquired Fund: portfolio manager
	Value team and portfolio manager. Previously worked	since September 2008. Acquiring
	at Goldman Sachs.	Fund: portfolio manager from
commencement of operations.

Christian Heck	Joined First Eagle in 2013; Global Value portfolio	Acquired Fund: portfolio manager
	manager and associate research director. Previously	since May 2021. Acquiring Fund:
	worked at Paradigm Capital Management.	portfolio manager from
commencement of operations.

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Portfolio Manager	Experience	Acquired Fund / Acquiring Fund
Roles

Alan Barr	Joined First Eagle in 2001; previously worked at PNC	Acquired Fund: portfolio manager
	Bank and Rittenhouse Financial Services.	since May 2021. [Acquiring Fund:
not expected to serve after his
anticipated December 17, 2026
retirement.]

The Acquiring Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

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Exhibit E

Comparison of Organizational Documents

This chart shows the material terms of the Agreement and Declaration of Trust and By-Laws of the Acquired Fund and the Trust Instrument and By-Laws of the Acquiring Fund.

Policy	Acquired Fund	Acquiring Fund

Governing law /	The Acquired Trust is a Delaware statutory	[The Acquiring Trust is a Delaware statutory
organizational	trust governed by its certificate of trust,	trust governed by the Delaware Statutory
documents	Amended and Restated Agreement and	Trust Act. It is governed by its Certificate of
	Declaration of Trust and By-Laws.	Trust, Trust Instrument and By-Laws.]

Capital structure	The Declaration permits separate series and	[The Trust Instrument provides for separate
	classes and an unlimited number of shares,	series and classes established by the Trustees
	with or without par value as determined by	from time to time, an unlimited number of
	the Trustees. The Board may establish series	shares of each series and class, and Trustee
	and classes and determine their rights,	authority to determine the rights and
	subject to applicable law.	preferences of the shares. Each share has a
par value of $0.001.]

Shareholder liability	The Declaration limits shareholders’	[Shareholders have the same limitation of
	personal liability for trust obligations and	personal liability under Delaware statutory
	provides indemnification from the relevant	law as shareholders of a private Delaware
	series’ assets for liability arising solely from	corporation for profit. A shareholder or
	shareholder status. Series liabilities are	former shareholder exposed to liability solely
	enforceable only against that series’ assets.	by reason of being or having been a
shareholder, and not because of that person's
acts or omissions or another reason, is
entitled to indemnification from the assets of
the applicable series against the resulting
loss and expense.]

Shareholder voting	The Acquired Trust provides one vote per	[The Trust Instrument initially provides one
rights	dollar of net asset value, with proportionate	vote per share and proportionate fractional
	fractional votes. Separate series or class	votes, but the Trustees may select voting by
	voting applies where required by law or the	dollar of net asset value, except as otherwise
	Declaration. There is no cumulative voting.	required by the 1940 Act. There is no
cumulative voting in the election of Trustees.
Shares generally vote separately by series,
subject to the 1940 Act and the Trustees'
authority under the Trust Instrument to
determine appropriate individual or
aggregate voting; separate class voting
applies where required or where only that
class is affected. Shareholders have voting
power over Trustee elections and removals,
advisory contracts, amendments and other
matters to the extent required by the Trust
Instrument, applicable federal law or the
registration statement, and matters submitted
by the Trustees. The Trustees may act
without a vote when supported by the
prescribed opinion of counsel and their
determination that doing so is in
shareholders' best interests.]

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Policy	Acquired Fund	Acquiring Fund

Shareholder quorum /	The Declaration specifies a one-third	[Except when a larger quorum is required by
vote required for	quorum, subject to a greater requirement	federal law, including the 1940 Act, shares
election of Trustees	under law or the By-Laws. Ordinary	representing one-third of the total combined
	questions generally require a majority of	votes of the Trust or applicable series or
	votes cast and Trustee elections a plurality,	class constitute a quorum. Trustees are
	subject to applicable law and the governing	elected by a plurality of votes cast; ordinary
	instruments. The vote required for the	matters are decided by a majority of votes
	Reorganization is separately described under	cast, subject to a different vote required by
	"Board Recommendation and Required	the Trust Instrument, By-Laws or federal
	Vote."	law. The chairman may adjourn a meeting
without a shareholder vote. The Trust
Instrument and By-Laws do not provide for
annual shareholder meetings. Shareholders
may require a special meeting only to the
extent required by federal law, including the
1940 Act.]
Shareholder consent	The By-Laws permit written action by	[Action without a meeting requires the
	holders of the minimum voting power	written consent of all shareholders entitled to
	necessary if all eligible shares were present	vote on the matter, with the consents filed
	and voted, with prescribed notice for	with the records of shareholder meetings.
	nonunanimous action.	Such consent is treated as a vote taken at a
meeting.]

Record date	The By-Laws require the meeting record	[The Trustees may fix a meeting record date
	date to be no more than 90 days and no less	not more than 90 days before the meeting.
	than 10 days before the meeting.	Notice is generally given at least ten days
before the meeting, or such other number of
days as the Board determines, subject to
applicable federal and Delaware law.]

Removal of Trustees	Shareholders may remove a Trustee by the	[Trustees may be removed at a shareholder
	vote of a majority of the outstanding voting	meeting by shareholders owning at least two-
	securities, as defined in the 1940 Act. The	thirds of the outstanding shares of the Trust.
	Declaration also permits removal by two-	A Trustee may also be removed by written
	thirds of the remaining Trustees.	instrument signed by at least two-thirds of
the number of Trustees before the removal.]
Trustee power to	The Declaration authorizes Trustee	[The Trustees may amend or supplement the
amend organizational	amendments but reserves shareholder	Trust Instrument without a shareholder vote,
document	approval for specified changes, including	except that shareholders may vote on an
	changes affecting voting rights and changes	amendment to the extent required by federal
	to the amendment provision, and where	law, including the 1940 Act, or the
	required by law or the registration statement.	registration statement, and on an amendment
	Prior-act indemnification rights are	submitted to them by the Trustees.
	protected.	Amendments to the Trustee-removal
provision require a two-thirds vote of the
Trustees. Amendments may not limit
indemnification or insurance rights for prior
acts or omissions.]

74

Policy	Acquired Fund	Acquiring Fund

Trustee liability /	The Declaration limits Trustee liability and	[The Trust Instrument limits Trustee
indemnification	provides indemnification subject to its terms,	liability, but does not protect a Trustee from
	the By-Laws and applicable law. It does not	liability to the Trust or shareholders for
	protect against willful misfeasance, bad faith,	willful misfeasance, bad faith, gross
	gross negligence or reckless disregard of	negligence or reckless disregard of duties.
	duties.	Trustees and persons serving at the Trust's
request in specified capacities are
indemnified to the fullest extent permitted by
law, except to the extent prohibited by
applicable federal law. The Trust Instrument
also provides that, except as required by
applicable federal law, including the 1940
Act, a Trustee owes no fiduciary duty to the
Trust or any shareholder; Trustees act in
their subjective belief that their actions are
in, or not opposed to, the Trust's best
interests. These provisions restrict or
eliminate other duties and liabilities and
replace them with those specified in the
Trust Instrument. The restrictions or
elimination of duties and liabilities do not
apply to matters arising under the federal
securities laws, including state-law fiduciary
duties of loyalty and care relating to such
matters.]
Derivative actions	The Declaration generally requires demand,	[Subject to applicable law, a derivative
	joinder by holders of at least 10% of	action requires a prior written demand to the
	outstanding shares, a reasonable	Board, ownership at the time in question and
	investigation period and an adviser-expense	at the time of demand, at least three
	undertaking, subject to stated exceptions,	complaining shareholders who are
	including federal-securities-law limitations	unaffiliated and unrelated by blood or
	described in the prospectus. Demand may be	marriage, and participation by at least 10%
	excused for the personal-financial-interest	of the shareholders of the Trust or affected
	reason specified in the Declaration.	series or class. Neither the three-shareholder
requirement nor the 10% joinder requirement
applies to derivative claims under federal
securities law. Trustees who are not
interested persons consider the demand
within 90 calendar days and determine
whether maintaining suit is in the best
interests of the Trust or affected series or
class.]

75

Policy	Acquired Fund	Acquiring Fund

Forum provisions	The Declaration generally requires specified	[Claims arising under Delaware law must be
	shareholder actions to be brought in	brought in the Delaware Court of Chancery
	Delaware courts with personal jurisdiction	or, if it lacks subject-matter jurisdiction, the
	over indispensable defendants, unless the	Delaware Superior Court. Federal securities-
	Trust consents otherwise, subject to	law claims must be brought in a U.S. federal
	applicable federal securities-law limitations.	district court unless the Trust agrees in
writing to another forum. The jury-trial
waiver applies to proceedings in the
Delaware Superior Court, to the fullest
extent permitted by law. A shareholder
bringing an action in a different forum
without consent must reimburse the Trust
and its officers or Trustees for expenses of a
successful motion enforcing the forum
provision, subject to applicable law.]

Additional Acquiring Trust Provisions

[Termination and Reorganization. The Trustees may dissolve, liquidate and terminate the Trust or a series or class without shareholder approval. Mergers and consolidations require a majority of the Trustees and any shareholder vote required by the 1940 Act. Dispositions of all or substantially all assets are subject to the approvals required by applicable law and the Trust Instrument.

Trustee Committees and Vacancies. The Trustees may establish committees and delegate powers to them. Remaining Trustees may fill vacancies to the extent consistent with the 1940 Act. Designation as a chair, committee member or expert does not impose a higher standard of care or diminish indemnification rights.

Distributions, Redemptions and Records. The Trustees determine dividends and distributions, which may be in cash, securities or other property, subject to applicable federal law. They may require redemption for reasons specified in the Trust Instrument, including failure to meet investment or identification requirements, failure to pay for shares, or concentrated ownership that could affect regulated investment company status. A copy of the Trust Instrument and amendments is available for shareholder inspection at the Trust's office; other account and book inspection is subject to the By-Laws and Trustee determinations.]

76

Exhibit F

Principal Holders

[Insert persons who owned of record or beneficially 5% or more of the outstanding shares of the Acquired Fund as of the record date, together with any required information for the Acquiring Fund.]

77

Exhibit G

Financial Highlights of the Acquired Fund

The tables below present the Acquired Fund’s financial highlights for a share outstanding throughout the periods indicated. The 2025 consolidated financial statements and the financial highlights for the five fiscal years ended

December 31, 2025 were audited by [ ], whose report and the related financial statements are incorporated by reference as identified in Exhibit H. Information for the six months ended June 30, 2026 is unaudited. Contract-level charges are not reflected; if reflected, returns would be lower. The Acquiring Fund has no operating financial highlights.

	Six months ended	2025	2024	2023	2022	2021

	6/30/26 (unaudited)

Net asset value, beginning of period	$27.92	$23.41	$22.60	$22.21	$26.38	$25.58

Net investment income (1)	.23	.42	.34	.30	.26	.20

Net realized and unrealized gain (loss)	1.66	8.28	1.07	1.88	(2.39)	.93

Total from investment operations	1.89	8.70	1.41	2.18	(2.13)	1.13

Distributions from net investment income	-	(.51)	(.43)	-	(.52)	(.25)

Distributions from net realized gains	-	(3.68)	(.17)	(1.79)	(1.52)	(.08)

Total distributions	-	(4.19)	(.60)	(1.79)	(2.04)	(.33)

Net asset value, end of period	$29.81	$27.92	$23.41	$22.60	$22.21	$26.38

Total return (2)	6.77%	37.47%	6.10%	10.08%	-8.17%	4.44%

Net assets, end of period (000s)	$263,547	$258,539	$229,666	$246,542	$254,183	$318,670

Ratios and Supplemental Data

	Six months ended	2025	2024	2023	2022	2021
	6/30/26 (unaudited)
Expense ratio before waivers/reimbursements	1.52%	1.49%	1.54%	1.56%	1.49%	1.43%
(3)
Expense ratio after waivers/reimbursements	1.21%	1.21%	1.21%	1.31%	1.40%	1.38%
(3)

Net investment income ratio before	1.22%	1.24%	1.08%	1.03%	.96%	.70%
waivers/reimbursements (3)

Net investment income ratio after	1.53%	1.52%	1.41%	1.28%	1.06%	.76%
waivers/reimbursements (3)

Portfolio turnover (2)	10.37%	18.57%	21.99%	3.86%	13.63%	11.31%

(1)Net investment income per share uses average shares outstanding. Gains and losses per share may not reconcile to aggregate portfolio gains and losses because of the timing of share issuances and redemptions. (2) Total return and portfolio turnover for the six-month period are not annualized. (3) The six-month expense and income ratios are annualized. Beginning in 2025, the reporting includes the Fund and its consolidated trading subsidiaries. See the underlying financial statements for the complete notes and accounting presentation.

The annual financial highlights are included in the Form N-CSR filed March 6, 2026 (Accession No. 0001104659-26-024604). The June 30, 2026 interim financial highlights are included in the Form N-CSRS filed September 4, 2026 (Accession No. 0001104659-26- 105293). These financial highlights and their accompanying notes are incorporated by reference into this Proxy Statement/Prospectus.

78

Exhibit H

Where to Get More Information

The following documents relating to First Eagle Overseas Variable Fund, a series of First Eagle Variable Funds (SEC File Nos. 033-96668 and 811-09092), have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus to the extent permitted by Form N-14:

•The  Prospectus  and  Statement of Additional Information  dated April 30, 2026, as supplemented through the date of this Proxy Statement/Prospectus.

•The annual shareholder report and audited financial statements, including the accompanying notes and the report of [ ], for the fiscal year ended December 31, 2025, included in the Form N-CSR filed March 6, 2026 (Accession No. 0001104659-26-024604).

•The semiannual shareholder report and unaudited financial statements, including accompanying notes, for the six months ended June 30, 2026, included in the Form N-CSRS filed September 4, 2026 (Accession No. 0001104659-26-105293).

•The SAI relating to this Proxy Statement/Prospectus, dated [●], 20[●].

Copies may be obtained without charge by calling 1-800-747-2008, writing to First Eagle Management at 1345 Avenue of the Americas, New York, New York 10105, or visiting www.firsteagle.com. SEC-filed documents are available at www.sec.gov.

79

Victory Portfolios VI

STATEMENT OF ADDITIONAL INFORMATION

[●], 20[●]

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the proxy statement/prospectus dated [●], 20[●] (the “Proxy Statement/Prospectus”) relating to the proposed reorganization (the “Reorganization”) of the fund identified in the chart below (the “Acquired Fund”) into a corresponding newly created series of Victory Portfolios VI (the “Acquiring Fund”).

Acquired Fund	Acquired Registrant	Acquiring Fund / Registrant
First Eagle Overseas Variable Fund	First Eagle Variable Funds	Victory First Eagle Overseas Variable Fund
Victory Portfolios VI

This SAI incorporates by reference the documents listed in Exhibit H to the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus and this SAI are available without charge by calling [proxy solicitor] toll free at [●].

[Victory Portfolios VI has filed a registration statement on Form N-1A relating to the Acquiring Fund (the “Acquiring Fund N-1A Filing”). As of the date of this SAI, the Acquiring Fund N-1A Filing has not yet become effective and the Acquiring Fund has not commenced investment operations. The preliminary statement of additional information for the Acquiring Fund included in the Acquiring Fund N-1A Filing is included as Exhibit A to this SAI. The Acquiring Fund N-1A Filing is expected to become effective before the Reorganization, and no Reorganization will be consummated unless that filing has become effective.]

Page
General Information	81

Incorporation of Documents by Reference	81

Exhibit A - Preliminary SAI of the Acquiring Fund	83

GENERAL INFORMATION

This SAI relates to the acquisition of the assets and liabilities of the Acquired Fund listed earlier by the Acquiring Fund. The Acquiring Fund is a series of Victory Portfolios VI. Further information is included in the Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this SAI.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL

INFORMATION

Because the Acquiring Fund was newly created for purposes of this transaction, the Acquiring Fund has not published an annual or semi-annual report to shareholders or financial statements. [Pro forma financial statements are not presented for the reorganization of the Acquired Fund into the Acquiring Fund because the Acquiring Fund is a newly created shell series of Victory Portfolios VI with no operating assets or liabilities that will commence operations upon consummation of the Reorganization and, immediately following the Reorganization, continue the operations of the Acquired Fund.] The Acquired Fund shall be the accounting and performance survivor in the Reorganization and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Acquired Fund. This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission. A copy of each document from which information is incorporated by reference into this SAI will accompany this SAI when it is furnished to a shareholder upon request:

•First Eagle Variable Funds.  Statement of Additional Information  dated April 30, 2026, as supplemented through the date of this SAI (SEC File Nos. 033-96668 and 811-09092).

•First Eagle Variable Funds. Audited financial statements, notes and auditor’s report for the fiscal year ended December 31, 2025, included in Form N-CSR filed March 6, 2026 (Accession No. 0001104659-26-024604).

80

•First Eagle Variable Funds. Unaudited financial statements and notes for the six months ended June 30, 2026, included in Form N-CSRS filed September 4, 2026 (Accession No. 0001104659-26-105293).

•The preliminary Statement of Additional Information for Victory First Eagle Overseas Variable Fund, a series of Victory Portfolios VI, is included as Exhibit A to this SAI.

[Victory Capital or an affiliate will be the sole shareholder of the Acquiring Fund prior to the Reorganization. Its organizational shares will be redeemed before the Reorganization.]

81

EXHIBIT A

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND

THE INFORMATION IN THE FOLLOWING STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. SHARES OF THE ACQUIRING FUND MAY NOT BE SOLD UNTIL THE REQUIRED REGISTRATION STATEMENT OR AMENDMENT OF VICTORY PORTFOLIOS VI FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECOMES EFFECTIVE. THE FOLLOWING STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL SHARES OF THE ACQUIRING FUND AND IS NOT SOLICITING AN OFFER TO BUY THOSE SHARES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

82

The information in this statement of additional information (SAI) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

Subject to Completion | Preliminary Statement of Additional Information

VICTORY PORTFOLIOS VI
STATEMENT OF ADDITIONAL INFORMATION
[	], 2026
FUND NAME
[Victory First Eagle Overseas Variable Fund]	[ ]

(the “Fund”)

The Fund is a series of Victory Portfolios VI (the “Trust”)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Fund’s prospectus, dated [ ], 2026, as it may be amended or supplemented from time to time (each, a “Prospectus”). This SAI is incorporated by reference, in its entirety, into the Prospectus. Copies of the Prospectus of the Fund can be obtained without charge upon request made to Victory Funds, [ ], by calling toll free [ ] or at [ ].

The audited financial statements, financial highlights, notes and auditor's report of First Eagle Overseas Variable Fund for the fiscal year ended December 31, 2025, included in First Eagle Variable Funds Form N-CSR filed March 6, 2026 (Accession No. 0001104659- 26-024604), and the unaudited financial statements, financial highlights and notes for the six months ended June 30, 2026, included in Form N-CSRS filed September 4, 2026 (Accession No. 0001104659-26-105293), are incorporated by reference into this SAI. The acquiring Fund has not commenced operations.

GENERAL INFORMATION ............................................................................................................................................................	3
INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS .............................................................................................................	3
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS ...................................................................................................................	5
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES.......................................................................	29
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION .....................................................................................	31
MANAGEMENT OF THE TRUST...................................................................................................................................................	33
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS ................................................................................................................	33
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS...........................................................................................................	33
PORTFOLIO MANAGERS ............................................................................................................................................................	35
DISTRIBUTION AND SERVICE PLANS .........................................................................................................................................	48
CODE OF ETHICS .....................................................................................................................................................................	49
PROXY VOTING POLICIES AND PROCEDURES.............................................................................................................................	49
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS ....................................................................................................	49
DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS.....................................................................................................................	52
TAXES......................................................................................................................................................................................	52
ADDITIONAL INFORMATION .....................................................................................................................................................	62
APPENDIX A.............................................................................................................................................................................	67
APPENDIX B.............................................................................................................................................................................	75

2

GENERAL INFORMATION

The Trust is a newly formed Delaware statutory trust organized on October 23, 2026 and [is] registered as an open-end management investment company. This SAI relates to 1 series of the Trust. Other series of the Trust, if any, are described in separate offering documents.

Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Fund’s investment adviser. The Fund’s investment objective(s), restrictions, and policies are more fully described below and in the Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or liquidate the Fund or share class at any time.

The Fund is a series of the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Predecessor Fund	Fund
First Eagle Overseas Variable Fund	[Victory First Eagle Overseas Variable Fund]

Upon completion of the Reorganization, expected in the first quarter of 2027, the Fund will succeed to the performance and financial history of the Predecessor Fund, which will be the accounting and performance survivor.

Much of the information contained in this SAI expands on subjects discussed in the Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund’s Prospectus.

In this SAI, the Fund may be referred to as the “Overseas Variable Fund.” A reference to the Predecessor Fund by this short name has the corresponding meaning.

INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS

Investment Objectives

The Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that the Fund will achieve its investment objective.

Overseas Variable Fund. The Overseas Variable Fund seeks long-term growth of capital. The Fund, which is a diversified portfolio, seeks long-term growth of capital. In seeking to achieve this objective, the Fund may invest in securities traded in mature markets (for example, Canada, Japan, Germany and France) and in countries whose economies are still developing (sometimes called “emerging markets”). The Fund particularly seeks companies that have financial strength and stability, strong management and fundamental value (“fundamental value” is a term commonly used by value investors to refer to their estimate of the value an educated buyer would place on a company as a whole). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in foreign securities (including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts). The Fund may invest up to 20% of its total assets in debt instruments (e.g., notes and bonds). Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may invest in debt instruments generally without regard to credit rating or time to maturity. The Fund may invest in gold and other precious metals and futures contracts related to precious metals. Although the Fund shares a similar name and investment objective to First Eagle Overseas Fund (a portfolio of the First Eagle Funds family), the two do not apply identical investment strategies.

The Fund has the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Fund. Under a defensive strategy, the Fund may hold cash and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In such a case, the Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies.

There can be no assurance that the Fund’s stated objective will be realized.

3

[Investment Policies and Limitations of the Fund

Unless a policy of a Fund is expressly deemed to be a fundamental policy, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Each Fund is sub-classified as a diversified investment company, which under the Investment Company Act of 1940, as amended (“1940 Act”) means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities, and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, each Fund has elected to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “TAXES.”

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Restrictions

1.The Fund will not change its sub-classification under the 1940 Act from diversified to non-diversified.

2.The Fund will not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.The Fund will not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. This limitation does not apply to U.S. Government and Agency Securities, securities of other investment companies, and state, territorial or municipal securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief or SEC or SEC staff interpretations.

5.The Fund will not lend money or other assets except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

8.The Fund will not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. Notwithstanding the foregoing, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

4

Non-Fundamental Investment Policies

1.The Fund’s investment objective and 80% foreign-securities investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice.

2.The Fund will not invest directly in oil, gas or other mineral leases or exploration or development programs. This does not prohibit investment in marketable securities of businesses engaged in these activities or in commodity-related exchange-traded funds.

3.Generally, the Fund may not invest more than 10% of its net assets in warrants, valued at the lower of cost or market. Warrants acquired in units or attached to securities are treated as having no value for this limitation.

4.The Fund may pledge assets only in connection with permissible borrowings, investments or short sales.]

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Unless a strategy or policy described below is specifically prohibited with respect to the Fund by the investment restrictions listed in the Prospectus, under “Investment Objectives Policies and Limitations” in this SAI, or by applicable law, the Fund may, but will not necessarily, engage in each of the practices described below. Restrictions or policies stated as a maximum percentage of the Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid investments and any requirements that apply on an ongoing basis, including Rule 35d-1). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s restrictions and policies. Applicable Rule 35d-1 basket-review and temporary-departure requirements and Rule 22e-4 liquidity monitoring, reporting and remedial requirements continue to apply.

Policies and Techniques Applicable to the Fund

For ease of reference, while the discussions below often refer to investments in “securities,” the Fund may invest in many types of assets that include commodities, bank loans, derivatives, etc. A discussion of the risks of particular types of “securities” therefore should be understood to refer to the risks of that type of investment more generally (e.g., foreign securities risks should be understood to describe risks of investing in non-U.S. markets generally, regardless of investment type, and illiquid securities should be understood to describe illiquid investments, as described in Rule 22e-4 under the 1940 Act). Moreover, while the discussions below often refer to investments in securities or debt of “a company” or “companies,” references to “a company” or “companies” should be understood, as the context requires, to also refer to other types of issuers, including municipal issuers.

Investment Policies, Techniques and Risks of the Fund

Arbitrage Transactions. The Fund may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. Arbitrage opportunities may be limited, may not persist or may disappear before a transaction can be completed. The Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. Execution risk, market volatility, transaction costs and settlement delays may reduce or eliminate expected profits. The Fund will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. There can be no assurance that price confirmations will remain accurate during the settlement period. Unanticipated delays in an arbitrage transaction could cause the Fund to lose money.

Bank Obligations. The Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers’ acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Additionally, the Fund may invest in bank loans. Investments in bank obligations are subject to the credit risk of the issuing bank and may be adversely affected by changes in the financial condition of the banking sector. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them, especially leveraged loans, which can be difficult to value. During periods of market stress, liquidity in the bank loan market may decline significantly. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. At times, the Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors. (See “Loans” below.)

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Canada Risk. To the extent the Fund invests significantly in the securities of Canadian issuers, the Fund’s performance will be particularly exposed to risks that are specific to Canada. Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. Fluctuations in commodity prices may have a disproportionate effect on certain sectors of the Canadian economy and on issuers in which the Fund invests. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada’s dependency on the economy of the United States, in particular, makes Canada’s economy vulnerable to political and regulatory changes affecting the United States economy. Changes in U.S. trade, tax or regulatory policies may adversely affect Canadian issuers and financial markets. These and other factors could negatively affect the Fund’s performance. Recent political developments in the United States have raised potential implications for the current trade arrangements between the United States and Canada, which could negatively affect the value of Canadian securities. In addition, fluctuations in the value of the Canadian dollar relative to the U.S. dollar may affect the U.S. dollar value of the Fund’s investments in Canadian issuers.

China Risk. Risks of investments in securities of Chinese issuers include market volatility, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. The Chinese Government exercises substantial control over the economy and financial markets, and government actions may be sudden, unpredictable or retroactive. These actions may include regulatory measures, which may be adopted with little or no warning, that can severely restrict a company’s business operations, with potentially dramatic adverse impacts on the market values of its securities. While the Chinese economy has grown rapidly in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These actions may disrupt supply chains, reduce demand for Chinese exports and adversely affect Chinese issuers across multiple industries. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. In addition, the political climate between the United States and China has recently deteriorated. The United States government has acted to prohibit U.S. persons, such as the Fund, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. Compliance with such restrictions may require the Fund to sell affected securities at disadvantageous times or prices. There is no assurance that more such companies will not be so designated in the future, which could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected. Further, Chinese companies are subject to the risk of de-listing on U.S. exchanges. Delisting could reduce liquidity and valuation and may require the Fund to transition holdings to alternative trading venues, if available.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. The potential political reunification of China and Taiwan could negatively affect Taiwan’s economy and stock market. Escalating cross-strait tensions may increase market volatility and adversely affect regional and global markets. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Administrative Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, China has in recent years curtailed Hong Kong’s autonomy and freedoms, which has led to political unrest and eroded investor and business confidence in Hong Kong. Further erosion of Hong Kong’s autonomy could impair the functioning of its financial markets and legal system.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Any military conflict involving China and Taiwan could have severe regional and global economic consequences. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets. Risks of investments in issuers based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of the Fund.

The Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program

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established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. The Fund also may invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China- Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to numerous risks, including the risk that the Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Furthermore, courts in China have limited experience in applying the concept of beneficial ownership.

Trading through Stock Connect or Bond Connect is subject to a number of restrictions and risks that could impair the Fund’s ability to invest in or sell China A shares or Chinese interbank bonds, respectively, and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, both Stock Connect and Bond Connect are generally only available on business days when both the China and Hong Kong markets are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. In addition, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares or Chinese interbank bonds could result in unexpected tax liabilities for the Fund. Investing in China A shares and Chinese interbank bonds is also subject to the clearance and settlement procedures associated with Stock Connect and Bond Connect, which could pose risks to the Fund.

All transactions in Stock Connect or Bond Connect securities will be made in renminbi, and accordingly the Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, the Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. Both Stock Connect and Bond Connect are relatively new programs to the market and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges, with respect to Stock Connect, in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect and Bond Connect.

The Fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies in sectors in which foreign investment is not permitted. Under this structure, the Chinese operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands, which is then listed on a foreign exchange. The shell company has no equity ownership in the VIE but has exposure to the VIE through contractual arrangements. However, the Fund is not a VIE owner or shareholder and cannot exert influence on the VIE through proxy voting. Until recently, the VIE structure was not formally recognized under Chinese law; while China has recently proposed rules that would recognize this structure, there is significant uncertainty as to how these rules would operate. The inability to enforce the contracts through which the shell company derives its value could result in permanent loss of the Fund’s investment.

Commercial Paper. Commercial paper is issued by a corporation, bank, municipality, or other issuer, typically for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act of 1933 (the “1933 Act”). While some unregistered commercial paper normally is deemed illiquid, the Adviser may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses. The Fund treats commercial paper purchased with 90 days or less to maturity as the equivalent to cash and does not count that paper toward the Fund’s “80% of net assets” test (those tests are listed above under “Investment Objectives, Policies, and Limitations”), nor does the Fund count that paper towards any test designed to measure the Fund’s net assets allocated to foreign investments. Commercial paper purchased with longer maturities is treated as a short-term debt security, which may be eligible to apply toward the “80% of net assets” tests or tests designed to measure the Fund’s net assets allocated to foreign investments. Holding commercial paper of any maturity can have a material impact on the Fund’s returns as commercial paper generally carries both lower risk and lower returns relative to equity securities and other types of debt instruments.

Commodities and Commodity Contracts. The Fund may purchase or sell such precious metals such as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). Investing in precious metals in this manner carries risks, as described below under “Gold and other Precious Metals.” The Fund also may invest in instruments related to precious metals and other commodities, including structured notes, securities of precious metal finance and operating companies.

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Communication Services Sector Risk. Companies in the communication services sector may be dominated by a small number of companies which may lead to additional volatility. These companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances, social media trends and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.

Sector-focused investments may increase volatility and sensitivity to sector-specific economic, regulatory or technological developments.

Consumer Discretionary Sector Risk. To the extent the Fund makes significant investments in the consumer discretionary sector, the Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Consumer Staples Sector Risk. To the extent the Fund makes significant investments in the consumer staples sector, the Fund may be more susceptible to the particular risks that may affect companies in the consumer staples sector than if it were invested in a wider variety of companies in unrelated sectors. The securities of companies in the consumer staples sector are susceptible to many risks due to their historic link to the performance of the economy as a whole. Specific risks to this sector may include changes to disposable income, product marketing, changing consumer tastes and trends, and industry competition. The consumer staples industry depends on the supply of, demand for and prices of commodities and raw materials. Any volatility in those sectors may have a negative effect on the consumer staples sector. Additionally, the performance of food, beverage, household good and consumer good companies may be greatly affected by unpredictable factors, such as consumer tastes and general societal trends.

Covered Option Writing. The Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. Generally, a call option is covered if the Fund holds, on a share-for- share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid short-term obligations in an account with its custodian). Generally, a put option is “covered” if the Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in an account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in an account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period. Other “coverage” arrangements also may be used as permitted by applicable law.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Fund in the case of a call option, or a moderate increase in the value of securities the Fund intends to purchase in the case of a put option. If a covered option written by the Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

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Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due, including default risk. The value of the debt securities and other instruments held by the Fund fluctuates with the credit quality, or perceived credit quality, of the issuers of those instruments. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Ratings represent a rating agency’s opinion regarding the quality of the security; ratings are not a guarantee of quality and do not protect against a decline of value of a security.

Currency Exchange Transactions. The Fund may engage in a currency exchange transaction through a forward currency exchange contract (or other cash management position). A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“Forward Contract”) (or other cash management position). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Fund may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of the Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, the Fund’s currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated. At the maturity of a Forward Contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date the Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved. Currency hedging strategies may be imperfect, costly or unavailable, and may not eliminate currency risk.

Cyber Security and Information Technology Risk. The Fund and its service providers depend on complex information technology and communications systems to conduct business functions, making it susceptible to operational and information security risks. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. The Fund, and its service providers, may be prone to operational and information security risks

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resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate their net asset values, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to violations of applicable privacy and other laws, regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber attack as the Fund is highly dependent upon the effective operation of its computer systems and that of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber attacks affecting the Fund’s service providers may adversely affect the Fund and its shareholders. For instance, cyber attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund also may incur additional costs for cyber security risk management in the future. Although the Fund and its service providers have adopted security procedures to minimize the risk of a cyber attack, there can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber attacks or information security breaches in the future.

Recent technological advances in artificial intelligence, robotics and machine learning technologies (collectively “AI Technologies”) and their current and potential future applications, including in the financial sectors, as well as the legal and regulatory frameworks within which they operate, continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto. Regulations related to AI Technologies also may impose certain obligations on organizations, and the costs of monitoring and responding to such regulations, as well as the consequences of non-compliance, could have an adverse effect on organizations connected to the Fund and its investments. In addition, the Fund and its investments could be exposed to risks to the extent third-party service providers or any counterparties use AI Technologies in their business activities.

Defaulted Securities. The Fund may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk, are speculative and are subject to many of the risks associated with investments in lower-rated debt instruments. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Fund may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them..

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Derivative Transactions. Derivatives may involve leverage and may result in losses that exceed the amount invested or, in certain cases, the Fund’s initial exposure. The Fund may invest in options, futures and swaps and related products which are often referred to as “derivatives.” The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference asset may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Use of derivatives or similar instruments may not be as favorable as a direct investment in an underlying investment and may adversely affect the amount, timing and character of income distributed to shareholders when Fund shares are held in a taxable account (which would typically not be the case for a Variable Contract). As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If such provisions are applicable, there could be an increase in the amount of taxable dividends paid by the Fund.

The Fund may enter into interest rate, total return, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, for investment purposes, to deploy cash or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return of an underlying reference asset in exchange for a regular payment, at a fixed or floating rate or the total rate of return of another financial instrument. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. An index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. For example, the Fund may agree to swap the return generated from one fixed income index for the return generated by a second fixed income index. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will typically enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward- settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non- standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated

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based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date of this Statement of Additional Information, the Fund relies on the Limited Derivatives User Exception.

Environmental and Climate Risks. Assets of companies in which the Fund may invest may be affected by environmental conditions and climate change patterns. Certain geographic regions may be exposed to adverse weather conditions, including natural disasters and extreme weather events such as hurricanes, earthquakes, wildfires, droughts, heat waves and rising sea levels. These disasters, and the resulting damage, may have a severe and negative effect on the investments of the Fund. Extreme weather patterns also may have a negative impact on issuers in the agricultural, commodity and natural resources sector.

Climate change may increase the frequency and intensity of extreme weather conditions, which may result in significant economic disruption. The future of climate change is challenging to anticipate, but may include fluctuation in demand for certain goods and resources, supply chain disruption, increased regulations, changes in property values and availability of natural resources.

Equity Investments. Equity securities may include common stock, shares of exchange-traded funds that pursue principal investment strategies that invest in equity securities (see also the discussion under “Investment in Other Investment Companies”) private investments in public equities (PIPEs), depositary receipts (see also the discussion under “Foreign Investments”), warrants, rights and hybrid securities (see also the discussion under “Hybrid Investments”), and real estate investment trusts (see also the discussion under “Real Estate and Real Estate Investment Trusts”). Common stock represents an equity or ownership interest in a company. This interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. An individual security may be more volatile, and may perform differently, than the market as a whole. Equity securities may be more volatile than other asset classes and may be subject to rapid and significant declines.

Warrants or rights may be acquired by the Fund in connection with other securities or separately. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities and provide the Fund with the right to purchase at a later date other securities of the issuer. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. Warrants and rights may be more speculative than certain other types of investments and entail risks that are not associated with a similar investment in a traditional equity instrument. While warrants and rights are generally considered equity securities, because their value is derived, at least in part, from the value of the underlying securities, they may be considered hybrid instruments that have features of both equity securities and derivative instruments. However, there are characteristics of warrants and rights that differ from derivatives, including that values do not necessarily change with the value of the underlying securities. The purchase of warrants and rights involves the risk that the Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants and rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

European Risk. The Fund’s investments may subject it to the risks associated with investing in European markets, including risks arising from economic, political, regulatory and geopolitical developments affecting European countries and the European Union (the “EU”), including regional conflicts. Investments in a single region, even though representing a number of different countries within the region,

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may be affected by common economic forces and other factors. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets.

Changes in the composition of the EU, shifts in cross-border arrangements, and evolving trade and cooperation frameworks between European countries and other nations could adversely affect economic and market conditions in the United Kingdom, the EU and its member states and elsewhere, and could contribute to instability in global financial markets. The impact of such events on the Fund is difficult to predict, but they may adversely affect the return on the Fund and its investments. There may be detrimental implications for the value of certain of the Fund’s investments, its ability to enter into transactions or to value or realize such investments, or otherwise to implement its investment program. It is possible that certain of the Fund’s investments may need to be restructured to enable the Fund’s objectives to be pursued fully. This may increase costs or make it more difficult for the Fund to pursue its investment objectives. See also the discussion under “United Kingdom Risk”.

To the extent the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. Fluctuations in the euro and other European currencies relative to the U.S. dollar may adversely affect returns. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Further, political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. Rising populism, fiscal stress or sovereign debt concerns in certain European countries may increase market volatility. Recent political developments in the United States have raised potential implications for the current trade arrangements between the United States and Europe, which could negatively affect the value of European securities.

Exchange-Traded Funds (“ETFs”). The Fund may invest in ETFs. ETFs are investment companies or special purpose trusts that often pursue investment objectives to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case the Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because many ETFs are passively managed, could expose investors in ETFs to unknown risks.

Financials Sector Risk. To the extent the Fund makes significant investments in the financials sector, the Fund may be more susceptible to the particular risks that may affect companies in the financials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financials sector are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business, or political developments could affect financial

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institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Foreign Investments. The Fund will invest in foreign securities or other types of foreign investments, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Investing in foreign securities is a principal investment strategy of the Fund. The Fund may invest in securities of foreign issuers directly or in the form of ADRs, GDRs, EDRs, or other securities representing underlying shares of foreign issuers as alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted, and there may be imperfect correlation between the market value of depositary receipts and the underlying foreign securities. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs are designed for use in the U.S. and European securities markets. The Fund may invest in both “sponsored” and “unsponsored” ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. The Fund does not expect to invest more than 5% of its total assets in unsponsored ADRs.

With respect to portfolio securities or other types of foreign investments that are issued by foreign issuers or denominated in foreign currencies, the investment performance of the Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See also the discussion under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (or other foreign cash management positions) involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities or other investment products; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; less developed or less efficient trading markets; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign custodial or sub-custodial arrangements. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian will have no liability.

Although the Fund generally seeks to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions or protectionist trade policies, or other adverse political, social or diplomatic developments that could affect investment in these nations. These risks may be more pronounced with respect to investments in emerging markets, as described below. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

To the extent the Fund invests in emerging market securities, the Fund may be exposed to risks related, but not limited to: (i) lack of liquidity, market manipulation concerns, limited reliable access to capital, political risk, and foreign investment structures; (ii) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which could impede the Adviser’s ability to evaluate local companies or impact the Fund’s performance; or (iii) limitations on the rights and remedies available to the Fund, individually or in combination with other shareholders, against portfolio companies. Emerging markets may be subject to sudden capital controls, currency devaluations or restrictions on foreign ownership or repatriation of assets. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. Political instability or changes in government may increase the risk of expropriation, nationalization or other adverse

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government actions. Legal systems in emerging markets may provide limited or uncertain protections for investors. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. These risks may be exacerbated during periods of global market stress.

The risks outlined above are often more pronounced in “frontier markets” in which the Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. Investments in frontier markets may be subject to extreme price volatility and prolonged periods of illiquidity. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. The Fund may be unable to sell frontier market investments at desired times or prices. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of the Fund. Political instability or regime change may materially impair investor rights. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of the Fund’s shares to decline.

Investing in the Fund can be an efficient way for an individual to participate in foreign markets, but the cost of investing in foreign markets is higher than the cost of investing in U.S. markets and the expenses of the Fund, including advisory and custody fees, are higher than the expenses of many mutual funds that invest in domestic equities.

Unless specifically noted otherwise, the Adviser will determine an investment’s location based on its assessment of the investment’s “country of risk.” The location of commercial paper is determined by the location of the guarantor in the first instance and then “country of risk” as needed. “Country of risk” is based on a multi-factor country of risk assessment determined by the Adviser, including factors such as an issuer’s country of domicile, and the country of the stock exchange on which it trades, among others.

Forward-Settled, When-Issued or Delayed-Delivery Securities. The Fund may purchase securities on a “forward-settled,” “when- issued” or “delayed-delivery” basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons.

Any borrowing by the Fund may increase net asset value fluctuation. Forward-settled, when-issued or delayed-delivery securities are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price.

Securities purchased on a forward-settled, when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. The Fund will not invest more than 25% of its assets in forward-settled, when-issued or delayed- delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a forward-settled, when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund reserves the right to sell acquired forward-settled, when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Futures and Options on Futures. The Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, the Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with relatively small “margin” commitments relative to the resulting investment exposure. Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts. The Fund may engage in certain investment techniques which create market exposure, such as dollar rolls.

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The Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (“CFTC”).

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the investment adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

[Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the Adviser intends to conduct the operations of the Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the “Commodity Exchange Act”), in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund. The Rule 4.5 exemption limits (i) the ability of the Fund to trade in specified “commodity interests” (generally, futures, options on futures, certain foreign exchange transactions, and many swaps) beyond levels approved by the CFTC as de minimis and (ii) the ability of the Fund to market itself as providing investment exposure to such instruments. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely affect the Fund.]

Gold and other Precious Metals. The Fund may invest in gold and gold-related issues, including ETFs that hold gold or track the price of gold and other precious-metal related issues (e.g., silver). The Fund is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals.

The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by economic cycles, resource availability, increased competition, changes in U.S. and foreign regulatory policies, unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold. Other factors that may affect the prices of gold, precious metals and securities related to them include changes in industrial and commercial demand for gold and precious metals. Accordingly, the value of the Fund’s investments in such securities also may be affected.

In addition to investing in precious metal finance and operating companies, the Fund also may invest directly in precious metals (such as gold, silver, platinum and palladium bullion) or purchase or sell contracts for their future delivery (“futures contracts,” the risks of which are described above under “Futures and Options on Futures”). The risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, as described in the Fund’s Prospectus. Moreover, the risks of investing in other precious metals are similar to gold but are not the same. For example, the market for other precious metals (e.g., silver) may be more affected by commercial demand than broader changes in domestic and foreign policy or economic policies more generally. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. In addition, storage, insurance, allaying and custody charges for other precious metals, among other costs, may be greater than the costs associated with direct investments in gold when measured on a unit of value basis. Moreover, holding precious metals, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. The income derived from trading in precious metals and certain contracts and derivatives relating to precious metals must be closely monitored to avoid potentially negative tax consequences.

The Fund may invest in one or more special-purpose, wholly-owned subsidiaries formed to invest directly or indirectly in gold (and to a limited extent other precious metals and commodities).

Although the Fund has contractual protections with respect to the credit risk of its custodian, precious metals held in physical form (even in a separate account) involve the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if precious metals in the future were held in book account, it would involve risks of the credit of the party holding the precious metal.

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Health Care Sector Risk. To the extent the Fund makes significant investments in the health care sector, the Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the health care sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the health care sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many health care companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning health care have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the health care sector.

Hybrid Investments. Hybrid securities may include preferred stock and convertible securities. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

A convertible security is a bond, debenture, note, preferred stock, or other security or debt obligation that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of, and risks associated with, both equity and fixed income instruments. As such, the value of most convertible securities will vary with changes in the price of, and will be subject to the risks associated with, the underlying common stock. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks.

A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities and other senior debt obligations of the issuer, but rank senior to common stock in a company’s capital structure. The value of a convertible security is a function of its: (1) yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege; and (2) worth if converted into the underlying common stock. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible only at the option of the holder.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities may be issued by smaller companies whose stock prices may be more volatile than larger companies. A convertible security may have a mandatory conversion feature or a call feature that subjects it to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

The market value of all securities, including equity and hybrid securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Industrials Sector Risk. To the extent the Fund makes significant investments in the industrials sector, the Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S.

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and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance; and therefore, investment in such companies may experience occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements, and insurance costs.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to certain types of assets or investments held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically (and often at different rates in different countries) as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to investors. The Fund’s investments may be adversely affected during periods of deflation when asset prices decrease over time across the economy. Deflation may have an adverse effect on investment prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into an inflationary or deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Information Technology Sector Risk. To the extent the Fund makes significant investments in the information technology sector, the Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Information technology companies tend to significantly rely on technological events or advances in their product development, production, or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation, and competition. Information technology companies may be smaller and less experienced companies, with limited product lines, markets, or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Interest Rate Risk. Fluctuations in interest rates will affect the values of the Fund. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values. Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The link between interest rates and debt securities tends to be weaker with lower-rated debt securities than with investment grade debt securities. Rapid or unexpected changes in interest rates may cause sharp price declines, particularly for longer-duration or lower-quality securities.

Investment in Other Investment Companies. The Fund may invest in other registered investment companies. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company. The Fund generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and “qualified purchaser” investment companies (described below under “Private Investment Funds and Other Unregistered Pooled Investment Vehicles”), nor do these restrictions necessarily apply to affiliated fund of funds arrangements, to investments in money market funds, or to investments in certain ETFs (as described above), subject to specialized SEC “exemptive orders” applicable to certain ETFs or rules under the Investment Company Act. Subject to certain conditions, Rule 12d1-4 under the 1940 Act permits a fund relying on the rule to invest in other investment companies, including ETFs, in excess of the limits described above.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such an investment company unless, in the judgment of the Fund’s investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own advisory fees and other expenses. To the extent the Fund invests in other registered investment companies, its performance will be affected by the performance of those other registered investment companies.

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Investment Through Subsidiaries. The Fund may make investments through one or more special purpose trading subsidiaries (each, a “Subsidiary”) and may invest up to 25% of its total assets in a Subsidiary. In particular, the Fund invests in certain precious metals and related contracts through the First Eagle Overseas Variable Cayman Fund, Ltd. and First Eagle Overseas Variable Delaware Fund, LLC. The Fund’s consolidated financial statements include the accounts of these subsidiaries, which represented 0.00% of the Fund’s net assets as of December 31, 2025.

Each Subsidiary is a wholly-owned and controlled subsidiary of the Fund, with its jurisdiction and legal form identified as follows: First Eagle Overseas Variable Cayman Fund, Ltd., a Cayman Islands exempted company; and First Eagle Overseas Variable Delaware Fund, LLC, a Delaware limited liability company. The Adviser also serves as the investment adviser to each Subsidiary and complies with the provisions of the 1940 Act relating to advisory contracts as if it were an investment adviser under Section 2(a)(20) of the 1940 Act. Generally, a Subsidiary will invest in commodities and related instruments (primarily gold bullion and other precious metals and related contracts). The Fund will invest in a Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Fund, the Subsidiaries may invest without limitation in commodities and related instruments, however, a Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to any investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of a Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Compliance with the Fund’s investment restrictions generally will be measured on an aggregate basis in respect of the Fund’s and the Subsidiary’s portfolios. The Subsidiaries will comply with the 1940 Act provisions governing affiliate transactions and custody of assets. The Fund is the sole shareholder of each Subsidiary and does not expect shares of a Subsidiary to be offered or sold to other investors. By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this Statement of Additional Information, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as expected and could adversely affect the Fund.

Japan Risk. To the extent the Fund invests significantly in the securities of Japanese issuers, the Fund’s performance will be particularly exposed to risks that are specific to Japan. The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability. Prolonged periods of low economic growth, deflationary pressures or limited domestic demand may adversely affect Japanese issuers. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Currency fluctuations between the yen and the U.S. dollar may adversely affect the Fund’s returns. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan’s aging population and shrinking workforce may constrain long-term economic growth. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. These and other factors could negatively affect the Fund’s performance. Recent political developments in the United States have raised potential implications for the current trade arrangements between the United States and Japan, which could negatively affect the value of Japanese securities.

Large Redemptions; Fund Liquidation. If one or more investors in the Fund initiates significant redemptions, it may be necessary to dispose of assets to meet the redemption request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement, can result in the Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund’s expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to shareholders when Fund shares are held in a taxable account (which would typically not be the case for a Variable Contract) earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution when Fund shares are held in a taxable account during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or if the Fund is relatively small in size or when a significant investor purchases, redeems or owns a substantial portion of the Fund’s shares. Because the Fund could fail to satisfy requirements to qualify as a regulated investment company if it were required to sell certain portfolio assets to generate cash proceeds to satisfy such large redemptions (for example, $250,000 or more), the Fund reserves the right to redeem in- kind, subject to certain conditions. In general, the Fund may be liquidated without shareholder approval and/or at a time that may not be favorable for all shareholders, which also may result in disposition of assets and acceleration of taxable capital gains or realization of losses when Fund shares are held in a taxable account.

Litigation and Enforcement Risk. Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund(directly if it were directly involved or indirectly in the case of claims by or against an underlying company or settlements

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or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation of such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Furthermore, if persons associated with a company in which the Fund invested engages in such violations, the Fund could be exposed to losses.

Loans. The Fund may purchase or sell loans or other direct debt instruments, including loan participations and interests in credit facilities of various types. Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investments in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary. To the extent the Fund invests in a credit facility or other loan commitment under which the lender is obligated to lend monies to the borrower over time or on demand, the Fund could be subject to continuing calls on its assets by the borrower for the duration of the commitment period.

Corporate loans in which the Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at an unattractive price. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Adviser believes are attractive arise.

Bank loans in which the Fund may invest include senior secured and unsecured floating rate loans of corporations, partnerships, or other entities. These investments potentially expose the Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. Transactions involving bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments. While the Fund maintains access to a line of credit with a financial institution for short-term credit needs, the sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio.

With respect to its management of investments in bank loans, the Adviser may seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. The Adviser’s decision not to receive Confidential Information may place the Adviser at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, the Adviser’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that the Adviser’s decision not to receive Confidential Information could adversely affect the Fund’s investment performance.

The Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s efforts to avoid such possession, but in other instances the Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans

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held in the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, the Adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The Adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Adviser’s client accounts collectively held only a single category of the issuer’s securities.

Lower-Rated Debt Instruments. The Fund may invest in debt instruments, including lower-rated instruments (i.e., instruments rated BB+ or lower by Standard & Poor’s Corporation (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “junk bonds”) and instruments that are not rated. There are no restrictions as to the ratings of debt securities or other instruments acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities or other instruments in a particular rating category, except that the Fund will not invest more than 20% of its assets in securities or other instruments rated below investment grade or unrated securities or other instruments considered by the Adviser to be of comparable credit quality. The Adviser may also use internal ratings on unrated securities. A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Securities or other instruments rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities or other instruments are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling and valuing its portfolio securities. (See “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities”). Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations.

Lower-rated debt instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found in some circumstances to be less sensitive to interest rate changes than higher-rated investments, but are generally more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities’ prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. These issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of lower rated bonds, leaving few or no assets available to repay those bond holders. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of lower rated securities than on those of other higher rated fixed-income securities. If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Market Liquidity and Counterparty Credit Risks. While the Fund is subject to limitations on its holdings of illiquid securities (see “Restricted and Illiquid Investments” below), the Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated. Recent years witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide. While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons. Among other effects, the turmoil led certain brokers and other lenders to at times be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the recent past. Although the U.S. Federal Reserve Bank, European Central Bank, and other countries’ central banks injected significant

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liquidity into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist. Market shifts of this nature may cause unexpectedly rapid losses in the value of the Fund’s positions. It is uncertain how long any liquidity or credit crisis will continue. Government or central bank intervention may not prevent continued or recurring periods of market illiquidity or credit contraction.

Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction. Credit risk is incurred when the Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure. Recently, several prominent financial market participants have failed or nearly failed to perform their contractual obligations when due—creating a period of great uncertainty in the financial markets, government intervention in certain markets and in certain failing institutions, severe credit and liquidity contractions, early terminations of transactions and related arrangements, and suspended and failed payments and deliveries.

Market Risk and Turmoil. The Fund is subject to market risk. Market risk includes unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. Although globally and among developed countries there has been a relatively stable political environment for decades, there is no guarantee that such stability will be maintained in the future. International policies, relationships and trade agreements, which have generally been perceived as stable or evolving, appear to be much more in flux. Adjustments in major trade relationships have already been met by retaliatory measures from other countries and could cause potential escalation in protectionist behavior leading to a drag on growth prospects as trade and investment and productivity growth are reinforcing and linked. Other drivers of geopolitical, economic and market risk also may come from, among other things, increased political tension on the domestic and international stages, substantial slowdown and outright recessions in certain markets, pressure on oil prices, rising corporate leverage, continuous abnormally low global interest rates, structural stresses in the European Union, international terrorist activity and armed conflict and risk of armed conflict in the Middle East, East Asia, Eurasia and elsewhere. Similarly, environmental and public health risks, such as natural disasters, pandemics or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In addition, the expanded influence of social media platforms on the market, combined with the access to low cost retail brokerage, can exacerbate the volatility of particular instruments.

Any of these developments, or the perception that any of these developments are likely to occur or worsen, could have a material adverse effect on economic growth or business activity, result in the relocation of businesses, cause business interruptions, lead to economic recession or depression, and impact the stability of financial markets or financial institutions and the financial and monetary system. The Fund may be affected by these developments in ways that are not foreseeable, and there is a possibility that such developments could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Market turmoil may negatively affect the Fund’s performance. Such factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause the Fund to suffer substantial losses and/or implement measures that adversely affect the Fund. Changes in the value of securities may be temporary or may last for extended periods.

Materials Sector Risk. To the extent the Fund makes significant investments in the materials sector, the Fund may be more susceptible to the particular risks that may affect companies in the materials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the materials sector may be adversely affected by the level and volatility of commodity prices, exchange rates, import controls, increased competition, environmental policies, consumer demand, and events occurring in nature. For instance, natural events (such as earthquakes, hurricanes, or fires in prime natural resource areas) and political events (such as government instability or military confrontations) can affect the value of companies involved in business activities in the materials sector. Performance of such companies may be affected by factors including, among others, that at times worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, rising interest rates, high inflation, technical progress, labor relations, legislative or regulatory changes, local and international politics, and adverse market conditions.

Options on Stock Market Indices. The Fund may write “covered” call options on broadly based stock market indices. When the Fund writes a call option on a stock market index, it will generally put into an account or in escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a securities

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exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of stock index futures. Other “coverage” arrangements also may be used as permitted by applicable law.

Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed..

Options Transactions. Certain transactions in options on securities and on stock indices may be useful in limiting the Fund’s investment risk and augmenting its investment return. However, the amount (if any) of the Fund’s assets that will be involved in options transactions is anticipated to be small relative to the Fund’s total assets. Accordingly, it is expected that only a relatively small portion of the Fund’s investment return will be attributable to transactions in options on securities and on stock indices. The Fund may invest in options transactions involving options on treasuries, securities and on stock indices that are traded on U.S. and foreign exchanges or in the over- the-counter markets.

A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

One purpose of purchasing call options is to hedge against an increase in the price of securities that the Fund ultimately intends to buy. Hedge protection is provided during the life of the call because the Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when the Fund has purchased a call option on the underlying instrument, that option may result in a loss.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict the Fund’s ability to purchase or sell options on particular securities and on stock indices.

Private Investment Funds and Other Unregistered Pooled Investment Vehicles. The Fund may invest in private investment funds or other unregistered pooled investment vehicles. Such vehicles are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds or other unregistered pooled investment vehicles typically do not disclose the contents of their portfolios, which may make it difficult for the Fund to independently verify the

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value of an investment in a private investment fund or other unregistered pooled investment vehicle. In addition, the Fund may not be able to withdraw an investment in a private investment fund or other unregistered pooled investment vehicle except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund or other unregistered pooled investment vehicle as soon as desired, especially during periods of volatility in markets in which such a private investment fund or other unregistered pooled investment vehicle invests. Investments in private investment funds or other unregistered pooled investment vehicles may be subject to the Fund’s limitations on investments in “illiquid securities,” as described below. To the extent the Fund invests in private investment funds or other unregistered pooled investment vehicles, its performance will be affected by the performance of those private investment funds or other unregistered pooled investment vehicles.

Real Estate and Real Estate Investment Trusts. The Fund may invest in both real estate and real estate investment trusts (“REITs”) (but subject to limits on direct real estate investing by the Fund as set out in the Fund’s fundamental investment restrictions). REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not subject to U.S. federal tax on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act. The Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing directly in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the healthcare industry.

The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Recent Market Conditions and Events. There have been and may continue to be periods of elevated stress and volatility in financial markets. Although stresses associated with the 2008 financial crisis in the United States and global economies peaked over a decade ago, financial markets remain susceptible to recurring episodes of heightened volatility, restrictive credit conditions, reduced confidence in key market participants and broadly negative investor sentiment, which may be concentrated in particular sectors, asset classes or geographic regions. Political developments, trade policies and disputes (including sanctions), tax and budgetary measures, sovereign debt concerns, geopolitical tensions, environmental and public health risks, and actions by central banks (including the withdrawal or “tapering” of market support and changes in interest rate targets) may, individually or in combination, contribute to instability in global economies and financial markets. Geopolitical events, including armed conflicts and related sanctions, may disrupt global trade, energy markets, commodity supplies and financial systems, with potentially rapid and widespread effects on asset prices and market liquidity. Public health events, including the emergence of new variants of infectious diseases, may also lead to renewed government actions, shifts in consumer behavior or supply chain disruptions, which could adversely affect economic activity and financial markets. In addition, evolving monetary and fiscal policies, including efforts by central banks to address inflation, financial stability or economic growth, may result in higher interest rates, tighter financial conditions and increased volatility across equity, fixed income and other markets. Market expectations regarding inflation, interest rates and economic growth may change rapidly, potentially leading to abrupt repricing of assets, reduced liquidity and increased correlations among asset classes. These conditions may persist or recur and could adversely affect market functioning, asset valuations and the Fund’s investment performance.

Reference Rate Transition Risk. The London Interbank Offered Rate, or “LIBOR”, which had historically been a principal floating rate benchmark in the financial markets, has been discontinued. Its discontinuation has affected financial markets generally and may affect the Fund’s operations, finances and investments to the extent the Fund holds instruments that transitioned from LIBOR to alternative reference rates. The UK Financial Conduct Authority, the regulator of the LIBOR administrator, has ceased publication of LIBOR tenors.

As an alternative to LIBOR, market participants have generally adopted the Secured Overnight Financing Rate (“SOFR”) as a replacement for U.S. dollar LIBOR, and other risk-free rates have been adopted in global markets. These alternative reference rates differ from LIBOR in important respects, including their calculation methodologies and market conventions, and may perform differently in certain market conditions.

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Uncertainty regarding the development, adoption, market acceptance or future reform of alternative reference rates, as well as the potential discontinuation or modification of other reference rates, may adversely affect the value, liquidity or return of reference rate- based instruments. The ultimate impact of these changes on the Fund, issuers of instruments in which the Fund invests, and financial markets generally remains uncertain.

Repurchase Agreements. The Fund may purchase securities and concurrently enter into “repurchase agreements.” A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code.

Responsible Investing. The Fund currently does not follow a specific environmental, social and governance (“ESG”) strategy. The Adviser’s investment team seeks to integrate ESG factors into its investment processes where ESG factors present financially material risks and/or opportunities in investments that could significantly impact the long-term value of a business. While the team’s specific implementation of ESG integration for the Fund will continue to develop and evolve, when assessing a company, the team sometimes has discussions with management, including discussions that occasionally relate to ESG, which, as applicable, lead to better informed investment decisions and possibly add value for the Fund in a manner consistent with fiduciary responsibility and investment objectives.

As part of the general diligence of the investment team, when analyzing a company, the team typically seeks to identify financially material risks, including those that may be related to ESG issues that are relevant to the value of the business. The team does not rely upon exclusionary screens when evaluating potential investments for the Fund, but rather takes a holistic approach to assessing a company’s long-term value, in part by taking ESG factors into account to the extent that the team believes they could materially impact the value of a business over the intended time period or the team’s investment thesis. The team takes this approach in the belief that ESG factors are diverse, complex and dynamic, and vary across a wide range of considerations, such as those specific to a particular company, issuance of securities, sector, management team, or geography. The team has discretion over the approach it takes to incorporating ESG factors into its investment processes, if at all, consistent with the descriptions of the Fund’s investment objective, strategies and policies. These approaches can vary across the different First Eagle Funds managed by an individual team and are subject to change over time.

For the Adviser’s investment team, there are no restrictions on the investment universe of the Fund by reference to ESG factors. The relevance that ESG factors are given, if any, overall or individually, for a particular decision is dependent on the team’s assessment of their financial materiality to the portfolio company at issue. Accordingly, ESG factors are not identified for each investment. The Adviser can and does invest in companies where there are compelling financial reasons to do so even if a financially material ESG risk has been identified by the team. There also is no guarantee that the team’s investment decision-making processes will mitigate or prevent market risks within the Fund’s portfolio (including, for example, risks associated with a company’s responses or non-responses to environmental, social or governance conditions, difficulties in identifying, measuring and understanding those conditions and related impacts on the company).

Restricted and Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid securities, which generally includes any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. A security may be “illiquid” for various reasons, including that it may be subject to legal or contractual restrictions on resale (“restricted securities”). Illiquid securities may be priced at fair value as determined in good faith by the Board of Trustees. Restricted securities that are not illiquid (generally as determined under the analysis in the next paragraph) will not be subject to the 15% limit. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Unanticipated episodes of illiquidity, including due to market or political factors, instrument or issuer- specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemptions. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or unfavorable conditions. Illiquidity may be exacerbated during periods of market disruption, regulatory change or significant redemption activity. These provisions are subject to Rule 22e-4, including its prohibition on additional illiquid investments when the 15% limit is exceeded and its required reporting and remedial procedures.

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The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on investing in illiquid securities. A determination as to whether a Rule 144A (or similarly restricted) security is liquid is a factual issue requiring an evaluation of a number of factors. In making this determination, which would be made only if consistent with the liquidity risk management program described above, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of the security. Investing in Rule 144A (or similarly restricted) securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if other qualified buyers are unwilling to purchase such securities.

The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower-quality debt securities. While no risk management program can be fail-safe, in accordance with Rule 22e-4 under the Investment Company Act the Fund has adopted and implemented a written liquidity risk management program, under the supervision of the Board of Trustees of the Trust, that is believed to be reasonably designed to assess and manage the Fund’s liquidity risk.

SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward- looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

South Korea Risk. To the extent the Fund invests significantly in the securities of South Korean issuers, the Fund’s performance will be particularly exposed to risks that are specific to South Korea, including legal, regulatory, political, currency, security and economic risks. Periods of political instability, including recent events, may negatively impact the South Korean economy. Governmental policy changes or political uncertainty may increase market volatility. Substantial political tensions exist between North Korea and South Korea. Escalated tensions and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. Such tensions could disrupt trade, capital flows and investor confidence. In addition, South Korea’s economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. The South Korean economy is heavily reliant on trading exports and disruptions or decreases in trade activity could lead to further declines. Concentration in certain export-oriented industries may increase sensitivity to global economic conditions.

Sovereign Debt. The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to implement economic reforms supported or required by the International Monetary Fund or other multilateral agencies. A governmental entity that defaults on its sovereign debt may seek to restructure its obligations, request extensions of time for payment or seek additional financing. Such actions may adversely affect the value and liquidity of sovereign debt instruments. There is no legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter (“OTC”) derivative transactions differ from exchange- traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments may ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC defined as “swaps” including non- deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. To date, certain interest rate swaps and credit default swaps are already subject to such requirements. Mandatory exchange trading and clearing requirements have been phased-in based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. Counterparty failures may occur suddenly and without warning, and the Fund’s contractual remedies may be limited or difficult to enforce. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. There is also no assurance that the Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Structured Notes. The Fund may invest in structured notes, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. Structured securities differ from other types of securities in which the Fund may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.

Substantial Ownership Positions. The Fund may accumulate substantial positions in the securities or even gain control of individual companies. At times, the Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of the Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, the Fund might be named as a defendant in a lawsuit or regulatory action. The outcome of such disputes, which may affect the value of the Fund’s positions, may be difficult to anticipate and the possibility of successful claims against the Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded. Substantial ownership positions also may be more difficult or expensive to liquidate. At times regulatory or company-specific requirements may limit or block trading in a company’s securities by those deemed to be company “insiders” (officers, directors and certain large shareholders). These limitations may or may not be related to the possession of a company’s material non-public information.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment generally afforded to regulated investment companies, the Fund must, among other things, derive at least 90% of its gross income each taxable year from sources generating qualifying income, which include dividends, interest, gain from the sale of stock or securities and other categories of investment income but generally does not include gain from the sale of physical gold or other precious metals. The Fund currently owns positions in physical gold that have appreciated in value. Because any gain from the Fund’s sale of such physical gold is expected to be non-qualifying income, if the Fund were to recognize gain from the sale of any such physical gold, the Fund may need to sell other assets that generate qualifying income in order to satisfy the annual 90% qualifying income test in a particular taxable year. It is also possible that the Fund may generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the annual 90% qualifying test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after the end of the taxable year. Failure to qualify as a regulated investment company could have significant negative tax consequences to the Fund and Variable Contract holders.

There can be no guarantee that the Fund will be able to fully mitigate these risks, but there are certain structures and strategies that could allow the Fund to transfer physical gold to one or more wholly owned subsidiaries (and then potentially sell the physical gold from such a subsidiary) without generating non-qualifying income. These structures and strategies could result in the Fund being subject to tax in respect of gains realized (federal, and applicable state and local tax), which would reduce the returns that otherwise might be earned,

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and/or could result in such prospective tax liability being treated as a current liability, which would be deducted from the Fund’s net asset value.

Telecommunications Industry Risk. Companies in the telecommunications industry include both companies that develop, manufacture or sell communications services and/or equipment or provide communications services, such as cable television, satellite tv, radio or telephone. These companies are subject to the risk of government regulation and scrutiny, including regarding the prices charged to consumers, as well as the services that they may provide. These companies are also subject to the risk of rapid obsolescence due to changing consumer preferences, industry competition and technological innovation.

United Kingdom Risk. Investment in United Kingdom (“UK”) issuers may subject the Fund to regulatory, political, currency, security and economic risks specific to the UK. The UK’s economy relies heavily on the export of financial services to the United States and other European countries. Disruptions in global financial markets or reduced access to European markets may adversely affect UK issuers. A prolonged slowdown in the financial services sector may have a negative impact on the UK’s economy. In the past, the UK has been a target of terrorism. Acts of terrorism in the UK or against UK interests may cause uncertainty in the UK’s financial markets and adversely affect the performance of the issuers to which the Fund has exposure.

On January 31, 2020, the UK ceased to be a member of the European Union (“Brexit”). Brexit-related regulatory divergence may increase costs, reduce market access or create legal uncertainty for UK-based companies. Brexit has led to legal uncertainty and could lead to politically divergent national laws and regulations as the relationship between the UK and European Union continues to evolve and the UK determines which European Union laws to replace or replicate. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the United Kingdom continues to negotiate the terms of its future trading relationship with the European Union. Fluctuations in the value of the British pound relative to the U.S. dollar may affect investment returns.

The impact of such events on the Fund is difficult to predict but they may adversely affect the return on the Fund and its investments. There may be detrimental implications for the value of the Fund’s investments, its ability to enter into transactions or to value or realize such investments or otherwise to implement its investment program. It is possible that the Fund’s investments may need to be restructured to enable the Fund’s objectives to be pursued fully. This may increase costs or make it more difficult for the Fund to pursue its investment objective.

U.S. Government Securities. Among the types of fixed income securities in which the Fund may invest are obligations of the United States government. United States government obligations include Treasury Notes, Bonds and Bills, which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government (“government-sponsored entities” or “GSEs”). Such GSE securities may be (i) guaranteed by the United States Treasury, such as securities of the Government National Mortgage Association, or (ii) supported by the issuer’s authority to borrow from the United States Treasury and backed by the credit of the issuing agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration. Although the Fund may hold securities that carry United States government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of such securities. Securities issued by certain GSEs, including the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are neither issued nor guaranteed by the United States Treasury and are not backed by the full faith and credit of the United States government. In most cases, such securities are supported only by the credit of the issuing entity. The market values of U.S. government securities may be affected by changes in market demand, interest rates and broader market conditions. Fluctuations in demand for such securities may occur at any time and may result in increased volatility in their market values.

Utilities Industry Risk. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation or unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose

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additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

“Value” Investments. An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value.

Performance

Total Return. From time to time, the Fund advertises its average annual total returns. Returns may be calculated both on a before-tax and an after-tax basis (and are so presented in the Prospectus with respect to the Fund’s largest and/or oldest share class). Returns are based on past performance and are not an indication of future performance.

Unless otherwise noted, results shown will reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

As noted above, returns also may be calculated on certain after-tax bases under similar assumptions and using similar formulae as specified by the SEC. For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions. Returns also may be calculated after taxes on distributions and the sale (redemption) of Fund shares. After-tax returns assume the highest individual federal income tax rate for each year included in the calculation. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. In addition, actual after-tax returns depend on each investor’s individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”)..

Comparison of Portfolio Performance. From time to time the Trust may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron’s, Business Week, Forbes, Fortune, Kiplinger’s Personal Finance, Money, Morningstar Mutual Funds, The Wall Street Journal or Worth. Criteria associated with the performance grades or rankings may vary widely. Any given performance grade or ranking should not be considered representative of the Fund’s performance for any future period.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES

The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following days: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of the

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Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The ongoing expenses of the Fund are treated as liabilities of the Fund for this purpose and therefore reduce the Fund’s net asset value.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon- rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s [Valuation Committee], at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Swaps are marked-to-market daily based on valuations from independent pricing services or broker dealers. Pricing services utilize matrix pricing that considers comparisons to interest rate curves; credit spread curves, default possibilities and recovery rates. The Adviser’s [Valuation Committee], at least annually, will review the pricing service’s inputs, methodologies, models and assumptions for its evaluated prices.

Exchange-traded options are valued at the official closing price and futures are valued at the settlement price determined by the relevant exchange. If the settlement price is not reported or otherwise unavailable, the options or futures will be valued at the mean of the last available bid-ask quotations (and if there is, only a bid and only an asked price during the trading day, valuation will be at such bid or ask for long and short positions, respectively). There may be situations when the above information is not available (including, but not limited to, when an option is out of the money near its expiration date). In the absence of an official closing price, the last sale price, a mean of the last available bid-ask quotation, or a bid for long positions or an ask for short positions, or the Bloomberg Options Valuation Model may be utilized to value the respective option. There may be situations when the above information is available but does not align with the pricing of the underlying equity security. If a fund holds a call option position (either a long or written short) on expiration date and that call option is out of the money at the market close, that option can be priced at $0 as it has ceased to exist, which is consistent with the Options Clearing Corporation provision whereby any open option on expiration date is automatically exercised if that option is $0.01 or more in-the-money.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price.

Inverse Floaters are evaluated using a third party model that takes into account the evaluated price of the underlying bond, leverage factors, gain share and floating rate levels.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward currency contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

30

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which it is traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios.

When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market quotations are not readily available within the meaning of applicable regulations, such as for private placements, or when market prices have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures adopted by the Adviser’s [Valuation Committee]. Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Adviser believes relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values. Valuation risk may be heightened during periods of market stress, reduced liquidity or when market quotations are unavailable.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests. The Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. The Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Purchasing Shares

Shares of the Fund are offered for purchase by separate accounts of insurance companies for the purpose of serving as an investment medium for Variable Contracts. Shares of the Fund are sold at their net asset value (without a sales charge) next computed after a receipt of a purchase order by an insurance company whose separate account invests in the Fund. These insurance companies also may impose certain handling charges in connection with transactions in Fund shares and may have particular requirements relating to processing transactions. For information on how to purchase shares (and details relating to any such handling charges or other processing requirements), please refer to the Prospectus of the participating insurance company.

[Shares will be offered through Participating Insurance Companies, not directly to the public. Purchases, redemptions and transfers must be directed to the insurance company under the Contract. No Fund-level initial sales charge or contingent deferred sales charge will apply. Orders will receive the next net asset value calculated after receipt in proper form under the applicable participation arrangements. Contract charges, minimums and transfer limits remain governed by the Contract; no retail Victory exchange privilege is created.] Shares of the Fund are sold to insurance company separate accounts funding Variable Contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to Variable Contract owners arising from offering the Fund’s shares to separate accounts of unaffiliated insurers, or separate accounts funding Variable Contracts. However, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various Variable Contracts participating in the Fund might at some time be in conflict. The Board of Trustees and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between Variable Contract owners, and between separate accounts of unaffiliated insurers. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This could force the Fund to sell securities at disadvantageous prices.

The Trust and Victory Capital Services, Inc. (the “Distributor”), the Fund’s principal underwriter (and a subsidiary of the Adviser), each reserve the right to refuse any order for purchase of shares and to cancel any purchase for any reason it deems appropriate. Any such cancellation, other than for nonpayment or to correct certain administrative errors, will be effected within two business days of when the insurance company receives the purchase order as the Fund’s agent.

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Payments to Financial Intermediaries

Revenue Sharing

The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make cash payments — sometimes referred to as “revenue sharing” — to insurance companies or their representatives for various reasons. The revenue sharing payments do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales. Although insurance companies or their representatives may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the aggregate amount of these payments to insurance companies or their representatives may be substantial and may exceed the actual costs incurred in engaging in these promotional activities or services. Accordingly, insurance companies or their representatives may realize a profit in connection with such activities or services.

Revenue sharing payments may support the delivery of services to the Fund or to shareholders in the Fund, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell shares of the Fund and/or to promote retention of customer assets in the Fund. As such, they may be made to firms that provide various marketing support or other promotional services relating to the Fund, including, without limitation, advertising, access on the part of the Distributor’s personnel to sales meetings, sales representatives and/or management representatives of the insurance company or other financial intermediary, as well as inclusion of the Fund in various promotional and sales programs. Marketing support services also may include business planning assistance, educating insurance company personnel about the Fund and shareholder financial planning assistance. To the extent that insurance companies or their representatives receiving revenue sharing payments sell more shares of the Fund, the Distributor, the Adviser or an affiliate benefit from the increase in Fund assets as a result of the distribution fees (if applicable) and management fees they receive from the Fund, respectively. None of the Distributor, the Adviser or an affiliate considers an insurance company’s or its representatives’ sale of shares of the Fund when selecting brokers or dealers to effect portfolio transactions for the Fund.

Revenue sharing payments may include any portion of the sub-transfer agency fees described in the section preceding this revenue sharing discussion that exceed the costs of similar services provided by the Fund’s transfer agent, SS&C. Such excess sub-transfer agency payments are paid by the predecessor distributor, the predecessor adviser or an affiliate out of its or their own resources. For the twelve-month period ended [December 31, 2025], such payments totalled $[ ], and any such payments in the future will vary according to a number of factors (including, for example, numbers of shareholder accounts serviced).

Revenue sharing also may include any other payment requirement of an insurance company. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information. Revenue sharing payments may be structured, among other means,

(i)as a percentage of sales; (ii) as a percentage of net assets; (iii) as a flat fee per transaction; (iv) as a fixed dollar amount; or (v) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Fund. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope. Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the insurance companies or their representatives, sales of Fund shares, the redemption rates on accounts of clients of the insurance companies or their representatives or overall asset levels of the Fund held for or by clients of the insurance companies or their representatives, the willingness of the insurance companies or their representatives to allow the Distributor, the Adviser or an affiliate to provide educational and training support for the insurance company’s or its representatives’ sales personnel relating to the Fund, as well as the overall quality of the services provided by the insurance companies or their representatives.

The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by insurance companies or their representatives related to diligence or informational meetings in which insurance company representatives meet with investment professionals employed by the Fund’s investment adviser, as well as for costs of organizing and holding such meetings.

The Distributor, the Adviser and/or an affiliate also may make payments to or on behalf of insurance companies or their representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules. The Distributor, the Adviser or an affiliate also may pay fixed fees for the listing of the Fund on an insurance company’s or their representatives’ system. This compensation is not included in, and is made in addition to, the compensation described in the preceding paragraph.

Shareholders or prospective Variable Contract investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to consider selling more shares of the Fund relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective

32

Variable Contract investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her insurance company representative or other financial intermediary directly.

Custodial Risks for Shares Held Through Financial Intermediaries

Shares of the Fund are held by insurance company separate accounts funding Variable Contracts, not directly by the public. The manner in which these intermediary firms custody an investor’s Fund shares or provide instructions to the Fund concerning an investor’s shareholder account with the Fund will vary by firm. In addition, information or securities, such as Fund shares, held in the custody of an intermediary firm may be subject to risks of, among other things, misappropriation, cyber-attacks or other similar risks associated with internet security.

MANAGEMENT OF THE TRUST

Board Leadership and Risk Oversight

The Board of Trustees is responsible for overseeing the management and operations of the Trust. [ ]

Trustees and Officers

[ ]

Trustee Ownership and Compensation

[ ]

Board Committees

[ ]

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of [-], the following shareholders owned 5% or more of a class of the Fund. Each shareholder that beneficially owns more than 25% of the voting securities of a class of the Fund may be deemed a control person of that class of the Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in the Fund and related voting authority is passed through to the underlying investors of the record owners, it is expected that these record owners generally will not be considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table.

[ ]

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Fund. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund’s business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting the Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of [ ], 2026, the Adviser managed assets totaling in excess of $[ ] billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Advisory Agreement

[The Adviser serves as the Fund’s investment adviser pursuant to an advisory agreement dated as of [] (the “Advisory Agreement”). Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, provides that it will continue in effect as to the Fund for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Additional Information—Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement

33

or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of the Fund, by vote of the Trustees, or as to all applicable Fund by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.]

[The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.]

[Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.]

Prior to [ ], First Eagle Investment Management, LLC served as investment adviser to the Predecessor Fund.

[As compensation for its investment advisory services, Victory Capital will receive the contractual advisory fee shown below, stated at an annual rate, accrued daily and paid monthly. No performance-based adjustment applies.]

The following schedule lists the contractual advisory fees for the Fund, as an annual percentage of its average daily net assets.

Fund	Advisory Fee
Overseas Variable Fund	0.75% of the Fund’s average daily net assets

Approximate management fees the Predecessor Fund paid or owed First Eagle Investment Management, LLC

The following table shows the dollar amount of gross investment management fees incurred by the Predecessor Fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data covers the fiscal years ended December 31, 2025, 2024 and 2023, or the shorter period of predecessor operations, as applicable.

[ ]

Management Fee Waiver/Expense Reimbursement

[For at least two years following the Reorganization, Victory Capital has contractually agreed to limit expenses and/or waive fees so that the Fund's total net expenses, subject to the exclusions in that agreement, will not exceed 1.21% of average net assets. The agreement permits recoupment of waived fees and reimbursed expenses for up to three years after the waiver or reimbursement, subject to the lower of the expense limits in effect at the time of the waiver or reimbursement and at recoupment.]

[For the fiscal years ended December 31, 2025, 2024 and 2023, First Eagle Investment Management, LLC waived management fees and/or reimbursed expenses, if any, for the Predecessor Fund in the amount listed in the table below.]

[ ]

[For the fiscal years ended December 31, 2025, 2024 and 2023, First Eagle Investment Management, LLC recouped previously waived management fees and reimbursed expenses, if any, in the amounts listed in the table below.]

[ ]

Compliance Services

[Pursuant to the Agreement to Provide Compliance Services (the “Compliance Agreement”), the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under 1940 Act. The funds in the Victory Fund Complex, in the aggregate, compensate the Adviser for these services.] As of the date of this SAI, the Fund has not paid any fees for these services.

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Administrator and Fund Accountant

[Victory Capital will provide internal administrative, accounting, operations, compliance and related services.]

[ ]

Administration fees paid by the Predecessor Fund to First Eagle Investment Management, LLC

[ ]

Shareholder Servicing/Transfer Agent

SS&C GIDS, Inc. will serve as transfer agent.

Under the terms of its contract with the Fund, SS&C GIDS, Inc. services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with the Fund’s portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

Custodian and Sub-administrator

JPMorgan Chase Bank, N.A., 4 Chase Metrotech Center, Floor 16, Brooklyn, New York 11245, will serve as custodian. The custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Victory Capital Management Inc. will provide fund accounting and administration, with JPMorgan Chase Bank, N.A., 70 Fargo Street, Boston, Massachusetts 02210, providing sub-accounting and sub-administration services.

Securities Lending

[ ]

Distributor

[Victory Capital Services, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, [serves] as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust dated [ ] (the “Distribution Agreement”). Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.]

Prior to the Reorganization, FEF Distributors, LLC served as distributor to the Predecessor Fund.

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The following table provides historical predecessor-fund information as of December 31, 2025 relating to the other accounts managed by the portfolio managers and their investments in the Fund. Each of these portfolio managers receives significant input and support from a team of investment professionals. Additional information regarding these investment professionals is available on the following pages. [Current other-account counts, assets, performance-fee account information and ownership as of the most recent practicable date before effectiveness are [●].]

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Number of
		Registered	Beneficial Ownership		Number of
		Investment		Number of
		Companies	of Equity Securities		Other
		Managed	in Funds Managed by	Other Pooled	Accounts
		and	each Portfolio	Investment	Managed
		Total Assets	Manager	Vehicles	and
		for	(Not including	Managed and	Total Assets
Portfolio		such	incentive-plan	Total Assets for	for such
Manager	Funds Managed	Accounts*	awards)**	such Accounts	Accounts
Matthew	Overseas Variable Fund	6 accounts	None	9 accounts $14.4	39 accounts
McLennan		with assets		billion	with assets
		of $89.5			of $14.2
		billion			billion

Christian	Overseas Variable Fund	3 accounts	None	2 accounts $2.5	16 accounts
Heck		with assets		billion	with assets
		of $16.4			of $2.3
		billion			billion

* The data provided herein includes the Predecessor Fund and the First Eagle Funds, where applicable..

**The historical information for the continuing managers reflects their investments, if any, through Variable Contracts as of December 31, 2025. It does not represent ownership of the newly formed acquiring Fund.

As noted above, this table does not reflect participation by portfolio managers in the long-term incentive plan established by the predecessor adviser. Awards under that plan are notionally allocated among various First Eagle Funds and result, over time, in payments for the benefit of the portfolio managers that are intended to generally replicate the investment performance of the relevant Funds, subject to customary vesting and forfeiture requirements. Notional investment amounts, when combined with the actual investments by a portfolio manager, would be as follows, in each case reflecting actual investments made as of December 31, 2025 and incentive plan notional investments as of December 31, 2025:

Beneficial Ownership
of Equity Securities
in the Funds
Managed by Each
Portfolio Manager
Portfolio Manager	(Including
incentive-plan awards)
Matthew McLennan	None

Christian Heck	None

The following table provides information as of December 31, 2025 relating to the other accounts managed by the portfolio managers with respect to which the advisory fee is based on the performance of the account:

	Number of	Number of	Number of
	Registered	Other Pooled	Other
	Investment	Investment	Accounts
	Companies	Vehicles	Managed and
	Managed and	Managed and	Total Assets
	Total Assets for	Total Assets for	for such
Portfolio Manager	such Accounts*	such Accounts	Accounts
Matthew McLennan	None	1 account with assets of $.85
billion

1account with assets of $0.1 billion

36

Christian Heck	None	None	None

* The data provided herein includes the Predecessor Fund and the First Eagle Funds, where applicable.

Although the portfolio managers listed above may be assisted by a team of professionals, such as Associate Portfolio Managers, research analysts and trading personnel, no other person has final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the portfolio managers and the team of investment professionals assisting the Global Value, Small Cap and Municipal Credit teams and provides information regarding their professional backgrounds.

Investment Professionals	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Julien Albertini	Mr. Albertini joined First Eagle in April 2013 as	Beverages, healthcare equipment &
	a research analyst. Before joining First Eagle, he	services, commercial services, and
	worked as a global equity research analyst for	diversified industrials
Tiger Veda LP, a long-short equity hedge fund
based in New York City. Prior to this, Mr.
Albertini was a research analyst with Generation
Investment Management in London, where he
covered global healthcare companies. He began
his career in 2003, in the Investment Banking
Division of Banque Rothschild & Cie in Paris,
and went on to join Morgan Stanley in London
for four years. Mr. Albertini received an MSc
from ESSEC Business School in Paris and an
MBA from Columbia Business School, where he
was part of the value investing program. He is
fluent in French. Mr. Albertini manages Global
Fund with Portfolio Managers Matthew
McLennan, and Manish Gupta, manages Global
Income Builder Fund with Portfolio Manager
Idanna Appio, and manages Rising Dividend
Fund with Portfolio Managers Manish Gupta and
Christian Heck.

37

Idanna Appio

Ms. Appio joined First Eagle in September 2015. Sovereign debt and currencies Prior to joining the firm, Ms. Appio was the deputy head of the Global Economic Analysis department at the Federal Reserve Bank of New York. Prior to the NY Fed, she was a sovereign analyst at Brown Brothers Harriman. Ms. Appio received her PhD in economics from the University of Washington and her undergraduate degrees in business and international relations from the Wharton School and the University of Pennsylvania. Ms. Appio manages Global Income Builder Fund with Portfolio Managers Julien Albertini and George Ross.

Andrew Bahl, CFA	Mr. Bahl joined First Eagle in September 2011
from Dwight Asset Management where he was
an associate credit analyst covering the
Transportation industry. Prior to Dwight, he was
a manager at Protiviti in their financial services
team where he executed operational and
compliance reviews for clients. Mr. Bahl
graduated from Washington and Lee University
with a Bachelor of Science degree in Business
Administration.

Corporate credits for manufacturing, transports, aerospace and defense, gaming, lodging, leisure, metals and mining and chemicals

38

Benjamin Bahr, CFA	Mr. Bahr joined First Eagle in July 2015. Prior to
joining the firm, Mr. Bahr was at
AllianceBernstein, where he spent four years as a
research analyst covering the telecom and
utilities sectors for the firm’s value strategies.
Previously, he worked as an Investment Banking
analyst at Deutsche Bank Securities in New
York. Mr. Bahr received his BBA degree in
Finance from the University of Notre Dame and
his MBA from Columbia University. Mr. Bahr
manages Real Assets Fund with Portfolio
Managers John Masi, George Ross and David
Wang.

Chemicals, exploration & production, banks, other financials, autos and agricultural commodities

Max Belmont, CFA	Mr. Belmont joined First Eagle as a research	Mining (precious metals) and
	analyst covering precious metals in April 2014.	aerospace & defense
He began his career with Tradestar Capital as an
equities trader. After receiving his MSc in 2010,
he joined the private wealth division of Merrill
Lynch in New York, where he spent three years
as a general investment associate covering global
equities. More recently he served as an analyst at
U.S. Trust within the Investment Solutions
Group. Mr. Belmont is a graduate of Nuertingen-
Geislingen University in Germany, where he
earned his MSc in International Finance with
honors. Mr. Belmont manages Gold Fund with
Portfolio Manager Thomas Kertsos. Prior to that,
he was an Associate Portfolio Manager of the
Gold Fund since March 2021.

39

Fernando Freijedo	Mr. Freijedo is a sovereign research analyst on
the Global Value team. Prior to joining First
Eagle in April 2022, Mr. Freijedo was a senior
associate analyst in the sovereign risk group at
Moody’s Investor Service monitoring the
creditworthiness of sovereigns and multinational
development banks in Latin America and the
Caribbean. Before that, Mr. Freijedo was a
country analyst for The Economist Intelligence
Unit and an analyst at the Center for Financial
Research at Torcuato Di Tella University in
Buenos Aires. Fernando earned a licentiate
degree in economics from the Catholic
University of Argentina and a graduate degree in
economics from Torcuato Di Tella University.
Manish Gupta	Mr. Gupta joined First Eagle in October 2009.	Technology, media & telecom,
	Mr. Gupta began his career in the technology	transport & logistics
sector as an intern at Microsoft Corporation, and
spent the following six years as a software
engineer at Cisco Systems. Previously Mr. Gupta
was an equity research analyst at Cantillon
Capital Management, covering technology,
professional and commercial services,
transportation and select industrials. Prior to this,
he interned as a financial services sector analyst
at Fidelity Management and Research. Mr. Gupta
is a graduate of the Institute of Technology BHU
in Varanasi, India and was awarded his MBA
from Columbia Business School. He also has an
MS in computer science from University of
Texas at Austin. Mr. Gupta manages Global
Fund with Portfolio Managers Matthew
McLennan and Julien Albertini, manages Rising
Dividend Fund with Portfolio Managers Julien
Albertini and Christian Heck, and manages U.S.
Fund with Portfolio Managers Matthew
McLennan and Mark Wright

40

Christian Heck, CFA	Mr. Heck joined First Eagle as a Research
Analyst in September 2013. Prior to joining First
Eagle, Christian spent time with Waterland
Private Equity Investments, the Boston
Consulting Group, and Paradigm Capital.
Christian is a graduate of Wright State University
and was awarded his MBA from Yale School of
Management. Mr. Heck is fluent in German. Mr.
Heck manages Overseas Fund with Portfolio
Managers Matthew McLennan, and manages
Rising Dividend Fund with Portfolio Managers
Julien Albertini and Manish Gupta.

Retail, travel & leisure, healthcare equipment & services, industrial machinery

Emily Howard	Sovereign debt

Ms. Howard joined First Eagle in September 2018 as a sovereign research analyst. Prior to joining the firm, Ms. Howard was a country risk specialist at the Federal Reserve Bank of New York, where, over the years, she covered advanced economies as well as emerging and frontier markets across Europe, Eurasia, Latin America, South America and Africa. Ms. Howard completed her undergraduate studies at New York University and received her MA in international economics and foreign affairs from the Johns Hopkins School of Advanced International Studies.

41

Adrian Jones	Mr. Jones joined First Eagle as a senior research
	analyst in April 2018. Previously, Mr. Jones was	Investment grade fixed income
a senior analyst at King Street Capital
Management, a distressed/value hedge fund.
Prior to that, he was a co-founder of Artemis
Partners, L.P., a portfolio manager at ING
Investment Management, an equity analyst at
Soros Fund Management and an investment
banking analyst at Lazard Frères Co. Mr. Jones
earned his BA in art history at Yale University.
Lina Kabaria, CFA	Ms. Kabaria joined First Eagle in September
2015. Prior to joining the firm, Ms. Kabaria was
a High Yield research analyst for J.P. Morgan
covering the telecommunications and technology
industries. Previously, she was a fixed income
associate in J.P. Morgan Asset Management’s
Private Placement Mortgage Fund group. She
received her Bachelor of Science in Finance and
Computer Science from Rutgers University

Corporate credits for healthcare, paper and packaging, financials, telecommunications

42

Thomas Kertsos	Mr. Kertsos joined First Eagle in May 2014 as a
	senior research analyst covering gold and gold	Mining (precious metals) and
	mining. Prior to joining the firm, Mr. Kertsos	marine transportation
was an associate analyst covering precious
metals and mining in the Global Research Group
of Fidelity Management & Research. He earned
his MSc in Accounting and Finance from the
London School of Economics and Political
Science and his BSc in Economics and Finance
from Athens University of Economics and
Business. Mr. Kertsos manages Gold Fund with
Portfolio Manager Max Belmont. Prior to that, he
was an Associate Portfolio Manager of the Gold
Fund since March 2015.

John Masi, CFA

Mr. Masi joined First Eagle in April 2012. Prior to joining the firm, Mr. Masi spent two years at Rudman Capital, a New York-based long/short equity hedge fund, where he was a generalist research analyst. Mr. Masi received his BA in physics from Harvard University and his MBA from Columbia University. Mr. Masi manages Real Assets Fund with Portfolio Managers Benjamin Bahr, George Ross and David Wang.

Utilities, diversified industrials, commercial vehicles & trucks, infrastructure and insurance

43

Matthew McLennan, CFA	Mr. McLennan joined First Eagle in September	Co-Head of the First Eagle Global
	2008 as the Head of the Global Value Team after	Value Team
having held various senior positions with
Goldman Sachs Asset Management in London
and New York. While at his predecessor firm for
over fourteen years, Mr. McLennan was Co-
Founder of Goldman Sachs’ Global Equity
Partners where he managed a global equity
portfolio for the firm’s private wealth
management clients as well as a Co-Founder and
Equity Chief Investment Officer of the
Investment Strategy Group for Goldman Sachs’
private client business and a Managing Director
of Goldman Sachs. Mr. McLennan is a graduate
of the University of Queensland. He also serves
on boards of various educational institutions and
nonprofit organizations such as The University of
Queensland in America, Harvard School of
Public Health, Trinity School and The Library of
America. Mr. McLennan manages Global Fund
with Portfolio Managers Manish Gupta and
Julien Albertini, manages Overseas Fund with
Portfolio Managers Christian Heck, and manages
U.S. Fund with Portfolio Managers Mark Wright
and Manish Gupta.

Ben Offen	Mr. Offen joined First Eagle in February 2021.
Currently, Mr. Offen is a research analyst on the
Global Value team with generalist coverage.
Prior to joining First Eagle, he worked as an
investment analyst covering non-US industrials
at Lord Abbett. Mr. Offen earned a BA with
honors from the University of Chicago.

44

George Ross, CFA	Mr. Ross joined First Eagle in 2003 and has
performed a number of roles. Currently, Mr.
Ross is a senior research analyst with
responsibility for metals & mining, midstream
energy & infrastructure, oilfield services &
equipment, packaging and investment grade
credit. Previously, Mr. Ross served as director of
research and portfolio manager for the Adviser’s
Event Driven team. Prior to joining the firm, Mr.
Ross worked for seven years in the technology
sector, ending as a senior engineer for I-Deal
LLC. Mr. Ross earned a BA in political economy
and literature from Tulane University and an
MFA in writing from the University of Iowa. Mr.
Ross manages Real Assets Fund with Portfolio
Managers Benjamin Bahr, John Masi and David
Wang, and manages Global Income Builder Fund
with Portfolio Managers Idanna Appio and Julien
Albertini.

Metals & mining, midstream energy & infrastructure, oilfield services & equipment, packaging and investment grade credit

Neil Valecha	Mr. Valecha joined First Eagle in April 2021.
Currently, Mr. Valecha is a research analyst on
the Global Value team with generalist coverage.
Prior to joining First Eagle, he worked as a senior
associate covering energy at Dodge & Cox and
previously served as a macroeconomic research
assistant while studying at the University of
Michigan. Mr. Valecha earned a BA from the
University of Pennsylvania.

45

David Wang, CFA

Mr. Wang joined First Eagle in January 2017. He previously spent five years as a research associate covering energy, industrials and healthcare services at Dodge & Cox in San Francisco. He received his undergraduate degrees from the University of Pennsylvania in Economics and Electrical Engineering and his MBA from Harvard University. Mr. Wang manages Real Assets Fund with Portfolio Managers Benjamin Bahr, John Masi and George Ross.

Building materials and building products, real estate, healthcare and holding companies, brokers and exchanges, and food

Mark Wright, CFA	Mr. Wright joined First Eagle in July 2007.
Previously, Mr. Wright was a Senior Analyst for
Investment Banking at Dresner Capital
Resources and, subsequently, spent 11 years at
Morningstar as a Senior Analyst, Finance
Consultant and Director of Tools & Portfolio
Content. He is a graduate of the University of
Chicago and the Sloan School of Management at
MIT. Mr. Wright manages U.S. Fund with
Portfolio Managers Matthew McLennan and
Manish Gupta.

Banks, credit cards & payments and other financials, and tobacco

46

Melody Zhang	Ms. Zhang is a research analyst on the Global
Value team with generalist coverage. Ms. Zhang
joined First Eagle in June 2022. A recipient of
the First Eagle Investments Foundation
Scholarship, Ms. Zhang previously served as an
intern on the Global Value team while
completing her MBA studies at Columbia
Business School, where she was part of the Value
Investing Program. Before that, she held multiple
financial analyst positions at Canadian Tire and
was a summer analyst at RBC Capital Markets.
In addition to her MBA from Columbia, Ms.
Zhang earned a bachelor of commerce from
Smith School of Business, Queen’s University.

Portfolio Manager Compensation

[The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high- quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.]

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts

47

which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between the Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

DISTRIBUTION AND SERVICE PLANS

[Victory Capital Services, Inc. will serve as Distributor of the Fund’s shares. Its principal business address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.]

[In this regard, the Trust and the Distributor have entered into a distribution contract pursuant to which the Distributor offers, as agent, shares of the Fund continuously to the separate accounts of insurance companies. The Distributor is not obligated thereunder to sell any specific amount of Fund shares.]

Prior to the Reorganization, FEF Distributors, LLC served as distributor to the Predecessor Fund. [Historical distribution commissions and other underwriting compensation, if any, received or retained by FEF Distributors, LLC for the fiscal years ended December 31, 2025, 2024 and 2023: [●].] The acquiring Fund has not commenced operations. [The Fund will pay distribution and service (Rule 12b-1) fees at an annual rate of 0.25% of average daily net assets.] Any distribution-related (Rule 12b-1) fee may be used in whole or in part to finance distribution activities, including sales compensation, and/or shareholder account liaison and servicing activities.

[The Fund has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act. Under the Plan, the Fund may pay [ ] a monthly distribution related fee at an annual rate not to exceed 0.25% of the average daily value of the Fund’s net assets. Under the terms of the Plan, the Fund is authorized to make payments to [ ] for remittance to an insurance company that is the issuer of a Variable Contract invested in shares of the Fund in order to pay or reimburse such insurance company for distribution and shareholder servicing-related expenses incurred or paid by such insurance company. Distribution expenses incurred in any fiscal year, which are not reimbursed from payment under the Plan accrued in such fiscal year, will not be carried over for payment under the Plan in any subsequent year.]

Insurance companies may perform services for the Fund (e.g. preparing and distributing client statements, tax reporting, order- processing and client relations) that otherwise could be handled by the Fund’s transfer agent, SS&C GIDS, Inc. (“SS&C”). As a result, these insurance companies may charge fees (sometimes called “sub-transfer agency fees”) to the Fund for these services outside of a Rule 12b-1 Plan (meaning in addition to or instead of as Rule 12b-1 fees) so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. The Fund may compensate the institution rendering such services on a per account basis, as an asset-based fee, based on transaction fees or other charges, or on a cost reimbursement basis, or in some cases through a combination of these inputs. The aggregate amount of sub-transfer agency fees may be substantial and may exceed the actual costs incurred in engaging in these services. Accordingly, an institution may realize a profit in connection with such services. (The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See “Revenue Sharing” below). Sub-transfer agency fees can comprise a substantial portion of the Fund’s ongoing expenses. While the Adviser and the Distributor consider these sub-transfer agency fees to be payments for services rendered, they represent an additional business relationship between these sub- transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. While sub-transfer agency fees and service levels are set in the market, there generally is limited comparative information available about them. The Fund and the Adviser also face certain conflicts of interest when considering these relationships in that the counterparty is both a prospective service provider and, typically, a distribution partner. The Adviser’s practice of paying sub-transfer agency fees above agreed limits as revenue sharing (as discussed above) also creates conflicts of interest for the parties when considering sub-transfer agency relationships, and that is so both generally and in terms of the allocation of those fees between the Fund and the Adviser.

[For the 12-month period ended December 31, 2025, total sub-transfer agency payments of this nature made by the Predecessor Fund were $[●].] The acquiring Fund has not commenced operations.

Under the Rule 12b-1 Plan, for the fiscal year ended [December 31, 2025], the Distributor paid $[ ] to financial services firms as fees for distribution of Fund shares, $[ ] for compensation and overhead for internal marketing personnel, $[ ] for payments to marketing consultants and for other professional services, and $[ ] for miscellaneous distribution-related costs. These payments aggregated $[

48

], of which $[ ] was paid by the Distributor from amounts received by it under the Fund’s Rule 12b-1 Plan (which amounts included $[ ] retained by the Distributor under that Plan as fees for its own distribution activities on behalf of the Fund). The remainder of that aggregate amount was paid by the Distributor from its own assets.

The Plan is deemed reasonably likely to benefit the Fund and the Variable Contract owners in at least one of several ways. Specifically, it is expected that the insurance companies that issue Variable Contracts invested in shares of the Fund would have less incentive to educate Variable Contract owners and sales people concerning the Fund if expenses associated with such services were not paid by the Fund. In addition, the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to Variable Contract owners, which would, of course, benefit such Variable Contract owners. The adoption of the Plan would also likely help to maintain and may lead to an increase in net assets given the foregoing incentives. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of Variable Contracts concerning the Fund, the securities markets and related risks.

The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by the Trust’s Board of Trustees and by the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan (previously defined as the “Independent Trustees”). In the case of an agreement relating to the Plan, the Plan provides that such agreement may be terminated, without penalty, by a vote of a majority of the Independent Trustees, or by a majority of the Fund’s outstanding voting securities on 60 days’ written notice to [ ] and provides further that such agreement will automatically terminate in the event of its assignment. The Plan also states that it may not be amended to increase the maximum amount of the payments thereunder without the approval of a majority of the outstanding voting securities (as defined above under “Management of the Trust — Investment Restrictions”) of the Fund. No material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the trustees and the Independent Trustees of the Trust.

When the Trust seeks an Independent Trustee to fill a vacancy on the board or as an addition to the board or as a nominee for election by stockholders, the selection or nomination of the Independent Trustee is, under resolutions adopted by the trustees, contemporaneously with their adoption of the Plan, committed to the discretion of the Independent Trustees..

CODE OF ETHICS

The Trust and the Adviser each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust [has adopted] policies and procedures for voting proxies related to equity securities held by the Fund (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund’s proxy voting records and the Proxy Voting Policy.

[The Proxy Voting Policy delegates to the Adviser the obligation to vote the Fund’s proxies in the best interests of the Fund and its shareholders, subject to oversight by the Board.]

[The First Eagle proxy voting policies and procedures expected to apply to the Fund are summarized in Appendix B.]

The Fund’s Proxy Voting Policy provides that the Fund, in accordance with SEC rules, annually will disclose on Form N-PX the Fund’s proxy voting record. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free [] or by accessing the SEC’s website at sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio

49

transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant to the extent and in the manner permitted by applicable law.

Substantially all brokers through whom the Adviser executes orders provide proprietary research on general economic trends or particular issuers. Selected brokers provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to the Adviser. The Adviser may obtain quotes and other market data information in this manner. Many brokers also invite investment personnel of the Adviser to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may be fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services.

The Adviser may utilize certain electronic communication networks (“ECNs”) in executing transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased.

In addition, services may be acquired or received either directly from executing broker-dealers, or indirectly through other broker- dealers in step-out transactions or similar arrangements. A “step-out” is an arrangement by which an investment manager executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear, settle, and receive commissions for, the stepped-out portion.

Equity securities traded in over-the-counter markets, bonds, including convertible bonds, and loans are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or futures, the Adviser seeks to obtain best execution or the most favorable execution under the circumstances and in accordance with appliable law. Within this framework, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect transactions for the Fund or who are parties to portfolio transactions with the Fund, the Adviser or the Adviser’s other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include, but are not limited to, statistical and economic data research reports on particular companies and industries, and meetings with corporate executives (sometimes referred to as “corporate access”).

Brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are generally significantly smaller than the Fund’s, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for the Fund. Commission rates are based on the quality and quantity of execution services provided by the executing party and reflect generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the research and investment services described above (sometimes referred to as “paying up”) in accordance with applicable law. The use of commissions on brokerage transactions paid by the Fund and other investment accounts to pay for research and the investment services described above is sometimes referred to as “soft dollars” and is subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. When using soft dollars, the Adviser need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost. It is not the Adviser’s practice to negotiate “execution only” commission rates, thus the Fund may be deemed to be paying for research, brokerage or other services provided by the broker that are included in the commission rate.

Section 28(e) of the Securities Exchange Act of 1934, as amended, is a “safe harbor” that permits an investment adviser to use commissions or “soft dollars” to obtain research and brokerage services that provide lawful and appropriate assistance in the investment decision-making process. The use of commissions to obtain such other services would be outside the parameters of Section 28(e). Since Section 28(e) generally relates only to the use of commissions on equity transactions, the use of commissions or other transaction costs paid on transactions in instruments other than equity securities typically would also be outside the parameters of Section 28(e).

The payment for eligible services under Section 28(e) by the Fund through soft dollars using Fund assets benefits the Adviser because the Adviser does not need to produce or pay for such research services, and as a result, the receipt of research in exchange for soft dollars may create a conflict of interest. Research or other services obtained in this manner may be used in servicing any or all of the

50

Fund and other investment accounts, including in connection with accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other investment accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that account. In addition, other investment accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other investment accounts. Certain clients, including the Fund, could bear more of the cost of soft dollar arrangements than other investment accounts. Moreover, the Adviser may be incentivized to select or recommend a broker-dealer based on the Adviser’s interest in receiving research services, among the other factors that the Adviser considers, consistent with best execution.

In some instances, the Adviser may receive a product or service that may be used only partially for functions within Section 28(e) (e.g., an order management system, trade analytical software or proxy services). In such instances, the Adviser will make a good faith effort to determine the relative proportion of the product or service used to assist the Adviser in carrying out its investment decision- making responsibilities and the relative proportion used for administrative or other purposes outside Section 28(e). The proportion of the product or service attributable to assisting the Adviser in carrying out its investment decision-making responsibilities will be paid through brokerage commissions generated by Fund transactions and the proportion attributable to administrative or other purposes outside Section 28(e) will be paid for by the Adviser from its own resources.

Research and brokerage services obtained by the use of commissions arising from the Fund’s portfolio transactions may be used by the Adviser in its other investment activities and thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research or brokerage services provided.

Independent third-party research is a component of the Fund’s investment selection process and is generally paid for via brokerage commissions that bundle research costs either directly with the trade execution clearing and/or settlement services provided by a particular broker/dealer, or through step-out transactions with other broker-dealers. The Adviser’s receipt of research on this basis benefits it because the Adviser does not need to produce or pay for such research services, and as a result, the receipt of research in exchange for soft dollars creates a conflict of interest. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Adviser.

The Adviser may also receive research that is either paid for directly by the Adviser (sometimes referred to as “hard dollar” arrangements ) or obtained utilizing soft dollars through a commission sharing arrangement (“CSA”). The Adviser has entered into CSAs under which the Adviser may execute transactions through, and obtain research from, a broker-dealer. Under a CSA, the Adviser may request that the broker-dealer allocate a portion of the commissions to another firm that provides research to the Adviser. To the extent that the Adviser continues to engage in CSAs, many of the same conflicts related to traditional soft dollar arrangements exist.

Although the Adviser will make a good faith determination that the amount of commissions paid is reasonable in light of the products or services provided by a broker, commission rates are generally negotiable and thus, selecting brokers on the basis of considerations that are not limited to the applicable commission rates will generally result in higher transaction costs than would otherwise be obtainable. The receipt of such products or services and the determination of the appropriate allocation in the case of “mixed use” products or services create a conflict of interest between the Adviser and the Fund.

In purchasing and selling debt instruments, the Adviser ordinarily places transactions with a broker-dealer acting as principal for the instruments on a net basis, with no brokerage commission being paid directly by the client (although the price may include undisclosed compensation, markups and markdowns) and may involve the designation of selling concessions. Debt instruments also may be purchased from underwriters at prices which include underwriting fees. Any transactions placed through broker-dealers as principals reflect the spread between the bid and ask prices. Funds that invest exclusively or primarily in debt instruments may nonetheless benefit from research and services received through the use of commissions generated by Funds investing in equity securities.

The Fund may, from time to time and to the extent permitted by applicable law, sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Adviser or an affiliate. Such transactions will be effected for cash consideration, at the current market price of the particular securities, and no brokerage commissions or fees other than customary transfer fees shall be paid in connection with any such transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

The acquiring Fund has not commenced investment operations and has paid no brokerage commissions. Historical brokerage information for the Predecessor Fund relates to the fiscal years ended December 31, 2025, 2024 and 2023. [Total brokerage commissions and transaction amounts by predecessor and applicable period: [●]. Commissions or options clearing charges paid to an

51

affiliate or related party of the predecessor adviser: [●]. Commissions paid to firms providing research, statistical or other services during the latest applicable period, and the related transaction amounts: [●].]

Affiliated Brokerage

[ ]

Allocation of Brokerage in Connection with Research Services

[ ]

Securities of Regular Broker-Dealers

[ ]

The Board periodically reviews the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

Portfolio Turnover

The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Fund’s portfolio turnover rates stated in the Prospectus are calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for the Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) generally will involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The following information concerns the Predecessor Fund. The acquiring Fund has not commenced investment operations.

Predecessor Fund	Fiscal year or period	Portfolio turnover
First Eagle Overseas Variable Fund	fiscal year ended December 31, 2025	18.57%
First Eagle Overseas Variable Fund	Fiscal year ended December 31, 2024	[●]

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment. The Fund ordinarily declares and pays dividends from its net investment income. The Fund declares and pays dividends [●].

The amount of the Fund’s distributions may vary from time to time depending on market conditions, the composition of the Fund’s portfolio and expenses borne by the Fund.

TAXES

The following information supplements and supersedes such discussion in the Fund’s Prospectus titled “Information on Dividends, Distributions and Taxes.” The following is a summary of certain material U.S. federal income tax considerations relating to the Fund’s qualification as a “regulated investment company” (a “RIC”) and the acquisition, ownership and disposition of shares of the Fund. This summary is based upon the Code, regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (“IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. This summary does not address any proposals to modify such tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. Except as otherwise discussed below, this summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as U.S. expatriates; persons who mark-to-market Fund shares; subchapter S corporations; U.S. shareholders whose functional

52

currency is not the U.S. dollar; financial institutions; insurance companies; broker-dealers; RICs; REITs; trusts and estates; persons holding Fund shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment; persons subject to the alternative minimum tax; persons holding their Fund shares through a partnership or similar pass-through entity; tax-exempt organizations (except as otherwise discussed below); investors in tax deferred accounts such as a 401(k) plan or an individual retirement account (“IRA”); persons subject to special tax rules as a result of being treated as receiving any “excess inclusion income” from the Fund (except as otherwise discussed below); shareholders subject to special tax accounting rules as a result of their use of “applicable financial statements” (within the meaning of Section 451(b)(3) of the Code; and foreign shareholders (except as otherwise discussed below). Unless otherwise noted, this discussion applies only to U.S. shareholders that hold shares as capital assets, which generally means as property held for investment. A U.S. shareholder is an individual who is a citizen or resident of the United States; a U.S. corporation (including an entity treated as a corporation); a trust if it (i) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) has made a valid election to be treated as a U.S. person; or any estate the income of which is subject to U.S. federal income tax regardless of its source. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in the Fund.

The Fund has elected and intends to qualify annually as a RIC under Subchapter M of the Code. In order to qualify as a RIC for a taxable year, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from interests in qualified publicly traded partnerships (“qualified PTPs”), gains from the sale or other disposition of stock, securities or foreign currencies, or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its tax-exempt interest income (net of certain costs allocable to such income) for the year.

The Fund may invest in certain assets, such as gold bullion, that do not constitute “securities” for purposes of the RIC qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products the status of which as “securities” for such purposes may not be fully settled. Subject to the savings provisions described below, if a sufficient portion of the Fund’s assets were not stock or such securities or if a sufficient portion of the Fund’s gross income were not derived from stock or such securities for any taxable year, the Fund may fail to qualify as a RIC for such taxable year.

If the Fund fails to qualify for taxation as a RIC for any taxable year, the Fund’s income will be taxed at the Fund level at the regular corporate rate and the tax consequences to shareholders would be different from those described in this section (for example, all distributions to shareholders generally would be taxed as ordinary income, even if those distributions are derived from tax-exempt interest or capital gains realized by the Fund). In addition, in order to requalify for taxation as a RIC that is accorded special tax treatment, such Fund may be required to recognize unrealized gains, incur substantial taxes on such unrealized gains, and make certain substantial distributions. The Fund has elected and intends to qualify annually as a RIC under the Code.

If the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. The Fund would be subject to an excise tax if it were to rely on this savings provision in order to meet the gross income test.

In addition, if the Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test were de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test were due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. The Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1 percent of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. The Fund would be subject to an excise tax if it were to rely on the savings provision described in (b) of this paragraph in order to meet the asset diversification test.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it currently distributes to shareholders.

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The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, in addition to distributing to its shareholders substantially all of its net tax-exempt interest income, if any.

For purposes of determining the amount of dividends that the Fund has distributed to its shareholders for a taxable year, the Fund may elect to treat certain dividend distributions paid in the following taxable year as having been paid in the earlier taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year,

(2)at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on December 31 of the calendar year, and (3) 100% of any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Finally, any foreign currency transactions that are not directly related to the Fund’s investments in securities (possibly including, but not limited to, speculative currency positions or currency derivatives not used for hedging purposes) could, under future administrative guidance issued by the IRS, produce income not among the types of “qualifying income” from which the Fund must derive at least 90 percent of its annual gross income.

Net capital loss carryforwards of the Fund may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero. In the event that the Fund were to experience an ownership change as defined under the Code, the loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

The Fund invests in certain precious metals and related contracts through a wholly-owned subsidiary (the “Cayman Subsidiary”). The Cayman Subsidiary is First Eagle Overseas Variable Cayman Fund, Ltd. The Fund is a “United States shareholder” with respect to such subsidiary, and the subsidiary is a “controlled foreign corporation” under the Code. As such, the Fund is required to include in gross income for U.S. federal income tax purposes all of the applicable Cayman Subsidiary’s “subpart F income,” including net gains from commodities, such as gold bullion, whether or not such income is distributed by the applicable Cayman Subsidiary. If a net loss is realized by a Cayman Subsidiary, such loss is not generally available to offset income earned by the applicable Fund.

As noted above, to qualify as a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain specified sources. Income from direct investments in commodities and certain related instruments generally do not constitute qualifying income for purposes of such annual 90% gross income test. The IRS has issued a number of private letter rulings to RICs concluding that “subpart F income” from an investment in a wholly-owned foreign subsidiary that invests in commodities and related commodity-linked derivatives constitutes qualifying income, but each of these private letter rulings applies only to the taxpayer that received it and may not be used or cited as precedent. Certain First Eagle funds have obtained a similar ruling from the IRS. However, the IRS has since suspended the issuance of such rulings and has been reviewing its policy in this area, preventing any Fund from requesting and receiving a similar ruling. It is possible that, as a consequence of its review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that “subpart F income” from a Cayman Subsidiary is not qualifying income for purposes of the annual 90% gross income test. In such a case, the Fund could fail to qualify as a RIC, could be limited in its ability to implement its current investment strategies and may need to significantly change its investment strategies, which could adversely affect the applicable Fund. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.

Different tax treatment is accorded to investors in tax deferred accounts such as a 401(k) plan or an IRA, including a penalty on pre- retirement distributions that are not properly rolled over to other IRAs. Investors in tax deferred accounts should consult their tax advisers for more information.

Dividends paid out of the Fund’s investment company taxable income generally will be taxable to a U.S. shareholder as ordinary income. Provided that certain holding period requirements are met at the Fund and shareholder levels, certain dividends received by non- corporate shareholders (including individuals) from the Fund may be eligible for the reduced tax rates applicable in the case of long- term capital gains to the extent that the Fund receives “qualified dividend income” and reports a portion of its dividends as such in a written statement to shareholders. Substitute payments received by the Fund representing dividends paid on securities loaned out by the Fund will not be considered qualified dividend income, and distributions by the Fund on such substitute payments will not be eligible to be treated as dividends dividends. Provided that certain holding period requirements are met at the Fund and shareholder levels, certain dividends received by corporate shareholders from the Fund may be eligible for the corporate dividends-received deduction to the extent the Fund receives dividends paid by U.S. corporations and reports a portion of its dividends as such in a written statement to shareholders. Substitute payments received by the Fund representing dividends paid on securities loaned out by the Fund will not be treated as dividends eligible for the dividends received deduction.

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Any dividends paid by the Fund that are attributable to distributions from REITs will not qualify for the corporate dividends-received deduction. Furthermore, dividends attributable to distributions from REITs will generally not qualify for the reduced tax rates applicable to certain Fund dividends paid to non-corporate shareholders (including individuals). However, dividends attributable to distributions from REITs (other than capital gain dividends, as defined in section 857(b)(3) of the Code, and qualified dividend income) may be treated by non-corporate shareholders as “qualified REIT dividends” and such shareholders generally may deduct 20% of the amount of qualified REIT dividends they receive from their taxable income under section 199A of the Code, if such shareholders meet the holding period requirements for their Fund shares, described in the next sentence, and the Fund satisfies similar holding period requirements for the REIT shares. The shareholder holding period requirements are met if the Fund shares are held by the shareholder for more than 45 days (taking into account the principles of section 246(c)(3) and (4) of the Code) during the 91-day period beginning on the date which is 45 days before the date on which such shares become ex-dividend with respect to such dividend, but only if and to the extent the shareholder is not under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Substitute payments received by the Fund representing qualified REIT dividends paid on REIT securities loaned out by the Fund will not be considered qualified REIT dividends, and distributions by the Fund of such substitute payments will not be eligible for the 20% deduction currently available for ordinary REIT dividends paid to non-corporate shareholders.

Certain types of income received by the Fund from its investment in mortgage REITs may cause the Fund to report some of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income would: (i) constitute taxable income, as “unrelated business taxable income”, for those shareholders who would otherwise be exempt from U.S. federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by current, carryforward or carryback net operating losses; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders that otherwise would be eligible for reduced treaty rates or exemptions from U.S. withholding; and (iv) cause the Fund to be subject to tax if “disqualified organizations,” as defined by the Code, own shareholders in the Fund, in which case, the Fund may reduce distributions that would otherwise be made to such disqualified organizations by the amount of the tax so imposed. The Fund tries to avoid investing in mortgage REITs that are expected to generate excess inclusion income, but the Fund may not always be successful in doing so. Because information about a mortgage REIT’s investments may be inadequate or inaccurate, or because a mortgage REIT may change its investment program, the Fund may not be successful in avoiding the consequences described above. Avoidance of investments in mortgage REITs that generate excess inclusion income may require the Fund to forego otherwise attractive investment opportunities.

Distributions of net capital gains derived from sales of portfolio securities by the Fund, if any, and reported as capital gains distributions, are generally taxable to non-corporate shareholders at long-term capital gain rates, regardless of whether the shareholder has held the Fund’s shares for more than one year, and are not eligible for the dividends-received deduction for corporate shareholders. Distributions of gains realized on collectibles, such as gains on gold and silver bullion, held for one year or less, are taxable to a U.S. shareholder as short-term gains. Distributions of gains realized on collectibles held for greater than one year, to the extent properly reported as such by the applicable Fund, are taxable to non-corporate shareholders at a maximum 28% tax rate. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset). Shareholders will be notified annually as to the U.S. federal income tax status of distributions. After the close of each calendar year, the Fund will designate the portion of its distributions paid to shareholders constituting ordinary dividends, qualified dividend income, capital gain dividends, dividends eligible for the corporate dividends-received deduction, exempt-interest dividends, and returns of capital. Depending on the nature of the dividends, dividends are taxable to shareholders even if they are reinvested in additional shares of the Fund, and shareholders receiving such distributions will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date and will receive a report as to the net asset value of those shares.

As described above, the Fund may invest in MLPs. An MLP treated as a partnership for U.S. federal income tax purposes does not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Rather, the Fund is required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by such MLP regardless of whether the MLP distributes cash to the Fund. Because the Fund may recognize income from an MLP in excess of the cash distributions received from the MLP, the Fund may be required to sell other securities or may have to use leverage in order to satisfy the distribution requirements to qualify as a RIC and to avoid U.S. federal income and excise taxes. Distributions to the Fund from an MLP that is treated as a partnership for U.S. federal income tax purposes are not taxable unless the cash amount (or in certain cases, the fair market value of marketable securities) distributed exceeds the Fund’s basis in its MLP interest.

An MLP could be treated as a corporation for U.S. federal income tax purposes, generally based on the kinds of income generated by the MLP, in which case the MLP would be required to pay U.S. federal (and applicable state and local) income tax on its net income at the regular corporate rate. Taxation as a corporation of an MLP in which the Fund invests would result in a reduction of the value of the Fund’s investment in the MLP and, consequently, your investment in the Fund.

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As noted above, to qualify as a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain specified sources. If an MLP treated as a partnership for U.S. federal income tax purposes is not a qualified PTP, the income of the MLP would be treated as qualifying income for purposes of the annual 90% gross income test only to the extent such income is attributable to items of income of the MLP that would be qualifying income if realized directly by the Fund. If an MLP treated as a partnership for U.S. federal income tax purposes is a qualified PTP, all of the net income derived from such qualified PTP would be qualifying income for purposes of the annual 90% gross income test. To qualify as a RIC, the Fund must also satisfy certain quarterly asset diversification tests. If an MLP treated as a partnership for U.S. federal income tax purposes is not a qualified PTP, in general, the Fund would look through to the underlying assets of the MLP for purposes of applying the quarterly asset diversification tests. If an MLP treated as a partnership for U.S. federal income tax purposes is treated as a qualified PTP, however, the quarterly asset diversification tests would be applied by treating such qualified PTP as the issuer of securities of such qualified PTP and there would be no look through to the underlying assets of such partnership. Additionally, under the quarterly asset diversification tests, no more than 25% of the value of the Fund’s assets may be invested in securities of one or more qualified PTPs at the end of each calendar quarter. MLPs in which the Fund invests generally are not obligated to disclose the contents of their portfolios on a regular basis. This lack of transparency may make it difficult to monitor the sources of the Fund’s income and the diversification of its assets to ensure that the Fund satisfies the annual 90% gross income test and the quarterly asset diversification tests.

Investments in MLPs treated as partnerships for U.S. federal income tax purposes may result in shareholders of the Fund being required to either request extensions to file their tax returns or file amended returns. Where the Fund invests in MLPs treated as partnerships for U.S. federal income tax purposes, the Fund will typically not receive its Schedule K-1 tax statements from the MLPs until after the date on which the Fund is required to mail Forms 1099 to its shareholders. Therefore, the Fund may need to send its shareholders corrected Forms 1099 after it receives Schedules K-1 from such MLPs, and this may require shareholders to file amended personal tax returns. Additionally, if the Fund invests in MLPs that are treated as partnerships for U.S. federal income tax purposes, it may be difficult to estimate the income from the MLPs prior to the Fund’s receipt of Schedules K-1 from the MLPs, for purposes of determining the amount the Fund is required to timely distribute each year to preserve its status as a RIC and to avoid becoming subject to federal income or excise tax.

Non-corporate shareholders who are direct holders of PTPs generally are eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” The Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other PTPs in which it invests, and absent any additional guidance, the law does not allow the Fund to pass through to its non-corporate shareholders the special character of this income and to claim a deduction in respect of Fund dividends attributable to such income.

Certain investments by the Fund may affect the timing, character and amount of income and gain the Fund recognizes. Additionally, certain investments by the Fund may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a RIC and to avoid the imposition of U.S. federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements.

The Fund that invests in debt instruments that are at risk of or are in default may become subject to special tax issues regarding when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent it may take deductions for bad debts or worthless securities, how payments received on defaulted instruments should be allocated between principal and interest, and whether exchanges or modifications of debt instruments are taxable. These and other issues related to at-risk debt instruments also may affect the amount of income that the Fund is required to distribute to preserve its status as a RIC and to avoid becoming subject to federal income or excise tax.

The Fund’s gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund also may have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by the Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security’s holding period. Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the

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gains on short sales as short-term capital gains. These rules also may terminate the running of the holding period of “substantially identical property” held by the Fund.

Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. Certain regulated futures, nonequity options, and foreign currency contracts in which the Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on December 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to “qualified dividend income.” The tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by the Fund which is taxed as ordinary income when distributed to shareholders. To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange- traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the- money” (within the meaning of section 1092 of the Code), is not granted by an options dealer (within the meaning of section 1256(g)(8) of the Code) in connection with the options dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If the Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the- money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to “qualified dividend income.” The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders in order for the Fund to satisfy the distribution requirements to qualify as a RIC and to avoid U.S. federal income and excise taxes, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain from a constructive sale of certain “appreciated financial positions” generally if the Fund enters into a short sale or offsetting notional principal contract with respect to, or a futures or a forward contract to deliver, the same or substantially identical property or, in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options, forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer’s risk of loss with respect to the appreciated financial position reduced by certain circumstances.

If the Fund has long-term capital gain from a “constructive ownership transaction” with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a

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put option with respect to certain financial assets where such options have substantially equal strike prices and substantially contemporaneous maturity dates.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary income or loss. Generally gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in a foreign currency or determined by reference to the value of one or more foreign currencies are treated as ordinary gains or losses, as the case may be. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment. Furthermore, if section 988 losses exceed other investment company taxable income generated by the Fund during a taxable year, the Fund’s distributions for the taxable year (including distributions made before such section 988 losses were recouped) would be treated as a return of capital to the Fund’s shareholders (rather than as dividends), thereby reducing the basis of each shareholder’s Fund shares and potentially resulting in a capital gain for any shareholder receiving a distribution greater than such shareholder’s adjusted tax basis in Fund shares (assuming such shares are held as a capital asset).

The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Fund’s investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as respectively earned and paid by its shareholders. For any year that the Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of a shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income. With respect to the Global Fund, the Overseas Fund and the Gold Fund, if such Fund is eligible to make the pass-through election described above and such election is in fact made, the source of the electing Fund’s income flows through to its shareholders. Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income; dividends from the Fund will be treated as either “passive category” or “general category” income for this purpose. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than “qualified passive income.” The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by the Fund for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. If the Fund is not eligible to make the pass-through election described above or such an election is not made, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be furnished with a written statement as to whether, pursuant to the election described above, the creditable foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such statement will designate

(i)such shareholder’s portion of the creditable foreign taxes paid to foreign countries and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such foreign countries. Shareholders of an eligible Fund would be required to include their proportionate share of foreign taxes paid by the Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and either deduct such proportionate share of taxes in computing their taxable incomes or, alternatively, claim such amounts as foreign tax credits against their U.S. income taxes. An election to deduct foreign taxes instead of claiming foreign tax credits applies to all foreign taxes paid or accrued in the relevant taxable year. No deduction for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A U.S. nonresident individual or non-U.S. corporation may be subject to U.S. withholding taxes on the gross income resulting from an eligible Fund’s election described above, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

Investments by the Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as “passive foreign investment companies” or “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund’s share of the PFIC’s earnings. In the absence of certain elections to report these earnings on a current basis, the Fund would be required to report certain “excess distributions” from, and any gain from the disposition of stock

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of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to the Fund’s holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax, and the Fund would not be able to avoid such tax and interest charge by distributing the “excess distributions” and gain to the Fund’s shareholders. Amounts allocated to the year of the distribution or disposition would be included in the Fund’s net investment income for that year and, to the extent distributed as a dividend to the Fund’s shareholders, would not be taxable to the Fund.

The Fund may elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, the Fund may be able to make an election, known as a qualified electing fund (“QEF”) election, in lieu of being taxable in the manner described above, in which case the Fund will include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders). In order to make a QEF election, the Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced U.S. federal income tax rates, generally depending upon the shareholder’s holding period for the shares. Such gain or loss generally, subject to exceptions described below, will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. A redemption of shares by the Fund generally will be treated as a sale or exchange for these purposes. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds a share for six months or less, any loss on a sale or exchange will be disallowed to the extent of the exempt- interest dividends the shareholder received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, a loss is not disallowed, it generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains. No gain or loss will be recognized by the Fund shareholder on the conversion or exchange of a class of shares in the Fund to a different class of shares in the same Fund. A shareholder’s tax basis in the class of Fund shares acquired will be the same as such shareholder’s basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.

Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge prior to January 31 of the calendar year following the date of disposition of the original shares. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. Exempt-interest dividends from the Fund are generally not included in net investment income for purposes of this tax. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund may be required to withhold U.S. federal income tax currently at the rate of 24% from all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

If the Fund invests in underlying RICs, distributions of short-term capital gains by such underlying RICs would be recognized as ordinary income by the Fund and would not be able to be offset by the Fund’s capital losses or capital loss carryforwards (if any). Losses of an underlying RIC would not offset any income or gain of the Fund. Losses realized by the Fund on the sale of shares of underlying RICs

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may be indefinitely or permanently deferred under the wash sale rules. Each of these effects is caused by the Fund’s investment in the underlying RICs and may result in tax distributions to Fund shareholders being of higher magnitudes.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual or foreign corporation (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid by the Fund to the foreign shareholder generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code unless a reduced rate of withholding is provided under an applicable tax treaty and the foreign shareholder provides the Fund in a timely manner with a properly completed and valid IRS Form W-8BEN or IRS Form W-8BEN-E (or successor form) claiming an exemption from, or a reduced rate of, U.S. withholding tax under the tax treaty. However, subject to certain limitations “interest-related dividends” and “short-term capital gain dividends” paid by the Fund to a foreign shareholder and properly reported as such are eligible for an exemption from U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to U.S. withholding tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund’s net short-term capital gains over net long-term capital losses. The Fund does not intend to report interest-related or short-term capital gain dividends. Except as described below, a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund or “capital gain dividends” paid by the Fund unless the foreign shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. In order to qualify for this exemption from withholding, a foreign shareholder generally will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS FormW-8BEN-E or substitute Form). Foreign shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, and, if the foreign shareholder is a corporation, the shareholder may be subject to an additional “branch profits tax” imposed at the rate of 30% (or lower applicable treaty rate). In the case of foreign noncorporate shareholders, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), and applicable “intergovernmental agreements” entered into thereunder, distributions paid by the Fund to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or applicable W-8, respectively. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisers regarding FATCA and the application of these requirements to their investments in the Fund.

Special rules may apply to foreign shareholders receiving the Fund distribution if at least 50% of the Fund’s assets consist of United States real property interests (as defined in Section 897(c)(1) of the Code), including certain REITs and other United States real property holding corporations (as defined in Section 897(c)(2) of the Code), at any time during the five-year period ending on the date of the distribution. Fund distributions that are attributable to gain from the disposition of a United States real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund’s shares at all times during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund’s shares at any time during the one-year testing period, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return. The distribution also may be subject to a 30% branch profits tax if the foreign shareholder is a corporation. Similar consequences would generally apply to a foreign shareholder’s gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund’s shares is held by U.S. shareholders at all times during the five-year testing period ending on the date of the sale) or the foreign shareholder owns no more than 5% of the Fund’s shares at all times during the five-year testing period ending on the date of the sale. A foreign shareholder may also be subject to certain “wash sale” rules to prevent the avoidance of the tax filing and payment obligations discussed above through the sale and repurchase of Fund shares. Foreign shareholders are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.

Since, at the time of an investor’s purchase of the Fund’s shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund’s portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may economically represent a return of capital. However, such a subsequent distribution may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced

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below the investor’s cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which may be incurred by reason of any subsequent distributions of net investment income and capital gains.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a shareholder of an investment in the Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Fund intends to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of obligations exempt from U.S. federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations (reduced by certain expenses and other amounts relating to such tax-exempt income) and reported by the Fund as exempt-interest dividends.

Exempt-interest dividends will be excludable from a shareholder’s gross income for U.S. federal income tax purposes. However, as described below, all or a portion of the exempt-interest dividends may be taken into account in determining the alternative minimum tax on shareholders who are individuals, and may be subject to state and local taxes. Exempt-interest dividends are included in determining the portion, if any, of an individual’s social security and railroad retirement benefits subject to U.S. federal income taxes. Additionally, a shareholder may not deduct interest on indebtedness incurred or continue to purchase or carry shares of stock in a RIC, such as the Fund, to the extent that the RIC distributes exempt-interest dividends to the shareholder during the taxable year of the shareholder.

The Fund may realize and distribute taxable ordinary income or capital gains from time to time because of the Fund’s investment activities, including its investments in tax-exempt obligations. The Fund’s distribution of these amounts are generally taxable to shareholders whether received in cash or reinvested in additional shares. Dividends paid out of the Fund’s investment company taxable income generally will be taxable to a shareholder as ordinary income. For example, although “market discount” is, as an economic matter, a substitute for additional interest, the amount of any market discount on a tax-exempt obligation is not treated as tax-exempt interest because such discount is not paid by the issuer of the obligation. As a result, all or a portion of the Fund’s gains from the sale, retirement or other disposition of tax-exempt obligations purchased at a market discount will be treated as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value or adjusted issue price if issued with original issue discount. Alternatively, the Fund may elect to accrue market discount as ordinary income during the period in which the Fund holds the bond. These market discount rules may increase the amount of taxable ordinary income dividends received by shareholders. Additionally, if the Fund sells or otherwise disposes of a tax-exempt obligation, any gain or loss is generally treated as a capital gain or loss (except to the extent the market discount rules result in ordinary income), which may be distributed by the Fund in the form of taxable ordinary income dividends or capital gain dividends.

After the close of each fiscal year, the Fund will designate the portion of its distributions paid to shareholders constituting exempt- interest dividends, ordinary income dividends, qualified dividend income, capital gain dividends, dividends eligible for the corporate dividends-received deduction, and returns of capital.

The Code subjects interest received on certain otherwise tax-exempt securities to the federal alternative minimum tax. The alternative minimum tax applies to interest received on certain private activity bonds (“PABs”) issued after August 7, 1986. PABs are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non- governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of the Fund, to a federal alternative minimum tax. After the close of each year, the Fund will report the portion of its distributions paid to shareholders during the previous year that constitute an item of tax preference for alternative minimum tax purposes.

The Fund may lend its portfolio securities to brokers, dealers and financial institutions. Payments in lieu of interest made by the borrower to the Fund will not constitute “exempt interest” excluded from taxable income, even if the actual interest would have constituted qualified exempt interest had the Fund held the securities. Such payments in lieu of interest are taxable as ordinary income and such amounts cannot be distributed by the Fund to its shareholders in the form of exempt-interest dividends.

The Fund generally will only purchase a tax-exempt obligation if it is accompanied by an opinion of issuer’s bond counsel or, in the case of derivative securities, sponsor’s counsel, that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued, and neither the Fund nor the Adviser will independently review the bases for those tax opinions. However, tax opinions are not binding on the IRS, and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

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The U.S. federal income tax consequences to (i) a shareholders of the sale or other disposition of shares of the Fund and (ii) to a foreign shareholder of the ownership and the sale or other disposition of shares of the Fund, in each case, are generally the same as the tax consequences applicable to other Fund described above.

Information on European Union Tax Reclaims

Certain Funds have filed claims pursuant to Article 63 of the Treaty on the Functioning of the European Union (Article 63 EU Tax Reclaims) to recover foreign withholding taxes on dividend and interest income received from issuers in certain countries and capital gains on the disposition of stocks or securities where such withholding tax reclaim is possible. Whether or when the Funds will receive a withholding tax refund is within the control of the tax authorities in such countries and European courts. Certain Funds elected to treat foreign source income or foreign withholding taxes paid by the Fund as income taxes earned and paid by the shareholder, which potentially reduced the shareholders U.S. federal income taxes, and may result in an offsetting tax liability to the Fund if the Article 63 EU Tax Reclaims are received. Any additional amounts to which the Funds may be entitled, if and when recorded, likely would result in an increase in the net asset value per share of the applicable Fund at that time, net of any tax liability of the relevant Fund as a result of the Article 63 EU Tax Reclaims amount. Article 63 EU Tax Reclaims amounts received by the Fund will be treated as income and may increase distributions to shareholders..

ADDITIONAL INFORMATION

Fund Shares

The shares of beneficial interest of the Trust currently are designated as shares of the Fund. All shares issued and outstanding are fully paid and non-assessable and are redeemable at net asset value at the option of shareholders. Shares have no preemptive or conversion rights and are freely transferable. The Board of Trustees is authorized to classify, reclassify and issue any unissued shares of the Trust without shareholder approval. Accordingly, in the future, the Trustees may create additional series of shares (or classes) with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the Investment Company Act and Delaware law.

[Except when a larger quorum is required by federal law, including the 1940 Act, shares representing one-third of the total combined votes of the Trust or applicable series or class constitute a quorum. Trustees are elected by a plurality of votes cast; ordinary matters are decided by a majority of votes cast, subject to a different vote required by the Trust Instrument, By-Laws or federal law. The chairman may adjourn a meeting without a shareholder vote. The Trust Instrument and By-Laws do not provide for annual shareholder meetings. Shareholders may require a special meeting only to the extent required by federal law, including the 1940 Act.]

[The Trustees determine whether voting is on a per-share basis, with proportionate fractional votes, or by dollar of net asset value, except as otherwise required by the 1940 Act. There is no cumulative voting. Shares generally vote separately by series, subject to the 1940 Act and the Trustees' authority under the Trust Instrument to determine appropriate individual or aggregate voting; separate class voting applies where required or where only that class is affected. Shareholders have voting power over Trustee elections and removals, advisory contracts, amendments and other matters to the extent required by the Trust Instrument, applicable federal law or the registration statement, and matters submitted by the Trustees. The Trustees may act without a vote when supported by the prescribed opinion of counsel and their determination that doing so is in shareholders' best interests.] Participating Insurance Companies vote as shareholders of record, request voting instructions from Contract Owners, and vote in accordance with the applicable pass-through voting arrangements described in the Contract prospectus.

The Fund may suspend redemption privileges or postpone the date of payment for any period during which: (1) the NYSE is closed for other than customary weekend and holiday closings or the SEC determines that trading on the NYSE is restricted; (2) an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (3) for such other periods as the SEC may permit.

How to Purchase Shares

[Shares will be offered through Participating Insurance Companies, not directly to the public. Purchases, redemptions and transfers must be directed to the insurance company under the Contract. No Fund-level initial sales charge or contingent deferred sales charge will apply. Orders will receive the next net asset value calculated after receipt in proper form under the applicable participation arrangements. Contract charges, minimums and transfer limits remain governed by the Contract; no retail Victory exchange privilege is created.]

Financial Statements

The audited financial statements, financial highlights, notes and auditor's report of First Eagle Overseas Variable Fund for the fiscal year ended December 31, 2025, included in First Eagle Variable Funds Form N-CSR filed March 6, 2026 (Accession No. 0001104659-

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26-024604), and the unaudited financial statements, financial highlights and notes for the six months ended June 30, 2026, included in Form N-CSRS filed September 4, 2026 (Accession No. 0001104659-26-105293), are incorporated by reference into this SAI. The acquiring Fund has not commenced operations.

The Fund’s N-CSR filing includes the financial statements referenced above and is available without charge upon request by calling the Fund at [].

[The Trust Instrument provides for separate series and classes established by the Trustees from time to time, an unlimited number of shares of each series and class, and Trustee authority to determine the rights and preferences of the shares. Each share has a par value of $0.001.

Except when a larger quorum is required by federal law, including the 1940 Act, shares representing one-third of the total combined votes of the Trust or applicable series or class constitute a quorum. Trustees are elected by a plurality of votes cast; ordinary matters are decided by a majority of votes cast, subject to a different vote required by the Trust Instrument, By-Laws or federal law. The chairman may adjourn a meeting without a shareholder vote. The Trust Instrument and By-Laws do not provide for annual shareholder meetings. Shareholders may require a special meeting only to the extent required by federal law, including the 1940 Act.

Action without a meeting requires the written consent of all shareholders entitled to vote on the matter, with the consents filed with the records of shareholder meetings. Such consent is treated as a vote taken at a meeting.

The Trustees may fix a meeting record date not more than 90 days before the meeting. Notice is generally given at least ten days before the meeting, or such other number of days as the Board determines, subject to applicable federal and Delaware law.

Trustees may be removed at a shareholder meeting by shareholders owning at least two-thirds of the outstanding shares of the Trust. A Trustee may also be removed by written instrument signed by at least two-thirds of the number of Trustees before the removal.

The Trustees may amend or supplement the Trust Instrument without a shareholder vote, except that shareholders may vote on an amendment to the extent required by federal law, including the 1940 Act, or the registration statement, and on an amendment submitted to them by the Trustees. Amendments to the Trustee-removal provision require a two-thirds vote of the Trustees. Amendments may not limit indemnification or insurance rights for prior acts or omissions.

Termination and Reorganization. The Trustees may dissolve, liquidate and terminate the Trust or a series or class without shareholder approval. Mergers and consolidations require a majority of the Trustees and any shareholder vote required by the 1940 Act. Dispositions of all or substantially all assets are subject to the approvals required by applicable law and the Trust Instrument. The Trust Instrument also permits alternative transaction steps when assets cannot legally be transferred, subject to the 1940 Act.

Trustee Committees and Vacancies. The Trustees may establish committees and delegate powers to them. Remaining Trustees may fill vacancies to the extent consistent with the 1940 Act. Designation as a chair, committee member or expert does not impose a higher standard of care or diminish indemnification rights.

Distributions, Redemptions and Records. The Trustees determine dividends and distributions, which may be in cash, securities or other property, subject to applicable federal law. They may require redemption for reasons specified in the Trust Instrument, including failure to meet investment or identification requirements, failure to pay for shares, or concentrated ownership that could affect regulated investment company status. A copy of the Trust Instrument and amendments is available for shareholder inspection at the Trust's office; other account and book inspection is subject to the By-Laws and Trustee determinations.]

Shareholder and Trustee Liability

[Shareholders have the same limitation of personal liability under Delaware statutory law as shareholders of a private Delaware corporation for profit. A shareholder or former shareholder exposed to liability solely by reason of being or having been a shareholder, and not because of that person's acts or omissions or another reason, is entitled to indemnification from the assets of the applicable series against the resulting loss and expense.

The Trust Instrument limits Trustee liability, but does not protect a Trustee from liability to the Trust or shareholders for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. Trustees and persons serving at the Trust's request in specified capacities are indemnified to the fullest extent permitted by law, except to the extent prohibited by applicable federal law. The Trust Instrument also provides that, except as required by applicable federal law, including the 1940 Act, a Trustee owes no fiduciary duty to the Trust or any shareholder; Trustees act in their subjective belief that their actions are in, or not opposed to, the Trust's best interests. These provisions restrict or eliminate other duties and liabilities and replace them with those specified in the Trust Instrument.

Derivative Actions Brought by Shareholders

Subject to applicable law, a derivative action requires a prior written demand to the Board, at least three complaining shareholders who are unaffiliated and unrelated by blood or marriage, and participation by at least 10% of the shareholders of the Trust or affected series

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or class. Neither the three-shareholder requirement nor the 10% joinder requirement applies to derivative claims under federal securities law. Trustees who are not interested persons consider the demand within 90 calendar days and determine whether maintaining suit is in the best interests of the Trust or affected series or class.

Forum and Jury-Trial Provisions

Covered shareholder claims must be brought in the Delaware Court of Chancery or, if it lacks subject-matter jurisdiction, the Delaware Superior Court. Federal securities-law claims must be brought in a U.S. federal district court unless the Trust agrees in writing to another forum. The jury-trial waiver applies to proceedings in the Delaware Superior Court, to the fullest extent permitted by law. A shareholder bringing an action in a different forum without consent must reimburse the Trust and its officers or Trustees for expenses of a successful motion enforcing the forum provision, subject to applicable law.]

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring the Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Fund's annual and semiannual financial statements, including complete schedules of portfolio holdings, are filed with the SEC on Form N-CSR and are available on the Fund's website and without charge upon request. The Fund also reports portfolio information on Form N-PORT; the publicly available portions are accessible through the SEC's website. The tailored shareholder reports are sent to shareholders but do not contain the complete financial statements and schedules of investments.

In addition, the Fund discloses its complete portfolio holdings as of the quarter-end on the Fund’s website no earlier than the 15th day following the end of the calendar quarter. The Fund may also publish other information on the Fund’s website relating to its portfolio holdings (e.g., top ten holdings) on a monthly basis no earlier than the 10th day following the end of the month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund. In none of these arrangements does the Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service	Name of	Service
Provider	Provider		Timing of Release of Portfolio Holdings Information

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These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Fund will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Fund is also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by the Fund.

Legal Counsel

[-], serves as counsel to the Trust.

Independent Registered Public Accounting Firm

[ ], independent registered public accounting firm, provided audit services, tax return review services, and assistance and consultation with respect to filings with the SEC for the fiscal year ended [ ].

Custody of Portfolio

JPMorgan Chase Bank, N.A., 4 Chase Metrotech Center, Floor 16, Brooklyn, New York 11245, will serve as custodian.

Contractual Arrangements

The Fund is party to contractual arrangements with various parties who provide services to the Fund, including the Adviser, the Distributor, the custodian, and the transfer agents, among others. Fund shareholders are not parties to, or intended (“third party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual investor or group of investors any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund. Also, while the Prospectus and this Statement of Additional Information describe pertinent information about the Trust and the Fund, neither the Prospectus nor this Statement of Additional Information represents a contract between the Trust or the Fund and any shareholder or any other party.

Miscellaneous

As used in the Prospectus and in this SAI, “assets belonging to the Fund” means the consideration received by the Trust upon the issuance or sale of shares of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectus and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.

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APPENDIX A

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of some of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

Moody’s Investors Service, Inc. (“Moody’s”)

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of 11 months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following describes the global long- term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2. — Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3. — Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

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SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third-party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”

Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings assigned by S&P Global Ratings to certain instruments may diverge from these guidelines based on market practices. Medium- term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings analysis of the following considerations:

▪The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

▪The nature of and provisions of the financial obligation, and the promise imputed by S&P Global Ratings; and

▪The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

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An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA— An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA— An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB— An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB— An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC— An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC— An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR — This indicates that a rating has not been assigned or is no longer assigned.

Plus (+) or minus (-) — Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings. The following describes S&P Global Ratings’ short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

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A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

▪Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

▪Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

D. Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: ‘L’ qualifier — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

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Preliminary ratings: ‘prelim’ qualifier — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

▪Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

▪Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

▪Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

▪Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

▪A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: ‘t’ qualifier — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: ‘cir’ qualifier — This symbol indicates a counterparty instrument rating (CIR), which is a forward- looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Fitch Ratings, Inc. (“Fitch”)

International Long-Term Ratings

Investment Grade

AAA— Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA— Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A— High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB— Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB— Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

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B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC— Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC— Very high levels of credit risk. Default of some kind appears probable.

C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

▪The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

▪The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

▪The formal announcement by the issuer or their agent of a distressed debt exchange;

▪A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

▪An uncured payment default or distressed debt exchange on a bond, loan, or other material financial obligation but

▪Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

▪Has not otherwise ceased operating. This would include:

▪The selective payment default on a specific class or currency of debt;

▪The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

▪The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or ordinary execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default, categorized under ‘C,’ typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

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Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1,’ a ‘+’ may be appended.

Withdrawn —The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Ratings that have been withdrawn will be indicated by the symbol ‘WD.’

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating that a rating could stay at its present level or potentially be upgraded, “Negative,” to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered, or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.

Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.

Rating Outlook — Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”

Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the United States; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to Viability Ratings, Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.

Ratings in the ‘CCC,’ ‘CC,’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

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APPENDIX B

Summary of Proxy Voting Policies and Procedures

[The Board of Trustees has delegated to the Adviser the authority to vote proxies received by the Fund from the companies in which it invests (for this purpose, the “portfolio positions”). The Adviser has adopted policies and procedures (collectively, the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Adviser to vote proxies on behalf of the client (e.g., the Fund) in a manner that serves the best interest of the client and enhances the economic value of the underlying portfolio securities held in the client’s account.

The Policies provide for procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the Board of Trustees. The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable.

The Adviser utilizes Institutional Shareholder Services Inc. (“ISS”), a third-party proxy voting service, for recommendations as to voting on particular issues, for technical assistance in tracking instances in which the Fund has the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the relevant ISS proxy guidelines to be largely consistent with the views of the Adviser on various types of proxy proposals, which typically seek to be consistent with the best interests of the client and with enhancing the economic value of the underlying portfolio securities. While other services or recommendations may be considered from time to time, including Glass, Lewis

&Co., LLC, the Adviser principally employs the proxy voting services provided by ISS. As a practical matter, in most cases, the Adviser votes client proxies in a manner consistent with the voting recommendation of ISS. However, the Adviser evaluates individual proxies in accordance with the Policies and may determine to depart from the recommendation of its proxy voting service provider in voting a proxy.

Information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling the Trust at 800.334.2143; or (ii) at www.firsteagle.com/individuals-home. This information also is available on the SEC’s website at http://www.sec.gov.]

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Victory Portfolios VI

Part C. Other Information

_________________________________

ITEM 15. INDEMNIFICATION

[Article X, Section 10.02 of the proposed Acquiring Trust Instrument, using the Victory Portfolios IV form described in Exhibit E, provides for indemnification as follows:

(a) Subject to the exceptions and limitations contained in subsection 10.02(b):

(i)every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii)as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) No indemnification shall be provided hereunder to a Covered Person to the extent that such indemnification is prohibited by applicable federal law.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of Section 10.02 shall be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under Section 10.02. The advancement of any expenses pursuant to Section 10.02(d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.

(e) Notwithstanding anything to the contrary in this Trust Instrument or the Bylaws, for purposes of any determinations that under applicable federal law need to be made in connection with the provision of indemnification or advancement by the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and are not party to the proceeding at issue (“Qualifying Trustees”), a majority of the Qualifying Trustees shall constitute a quorum unless there is only one Qualifying Trustee, in which case such one Qualifying Trustee shall constitute a quorum. To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Qualifying Trustees making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

[Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.] In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act and Release 11330 under the 1940 Act in connection with any indemnification.]

Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that

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in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)Certificate of Trust and Trust Instrument of Victory Portfolios VI, including any applicable amendments - to be filed by amendment.

(2)Bylaws of Victory Portfolios VI - to be filed by amendment.

(3)None.

(4)Agreement and Plan of Reorganization, included as Exhibit A to Part A of this Registration Statement.

(5)Articles II, VII, IX and X of the Trust Instrument identified in Item 16(1), and Article IV of the Bylaws identified in Item 16(2).

(6)Form of Investment Advisory Agreement between the Registrant, on behalf of the Acquiring Fund, and Victory Capital Management Inc. - to be filed by amendment.

(7)Form of Distribution Agreement with Victory Capital Services, Inc., and applicable dealer agreements - to be filed by amendment.

(8)Trustees’ Deferred Compensation Plan - to be filed by amendment.

(9)Custodian agreements and depository contracts applicable to the Acquiring Fund, including the schedule of remuneration - to be filed by amendment.

(10)Form of Rule 12b-1 Distribution and Service Plan and implementation agreements applicable to the Acquiring Fund - to be filed by amendment.

(11)Opinion and consent as to legality of the shares. [To be filed by amendment.]

(12)Opinion and consent concerning tax matters. [To be filed by amendment.]

(13)Other material contracts, including applicable administration, accounting, transfer-agency,

participation and expense-limitation agreements - to be filed by amendment.

(14) Consent of [ ] and any other required expert consents, opinions, appraisals or rulings. [To be filed by amendment.]

(15)None.

(16)Powers of Attorney - to be filed by amendment.

(17)Forms of shareholder proxy and Contract Owner voting instruction form - to be filed by amendment.

(18)[Calculation of Filing Fee Tables - not applicable if the Registrant pays registration fees on Form 24F-

2.]

ITEM 17. UNDERTAKINGS

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form. The undersigned Registrant agrees that every prospectus that is filed under the preceding paragraph will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the Reorganization.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Antonio and State of Texas, on the 12th day of November 2026.

VICTORY PORTFOLIOS VI (Registrant)

By: /s/ Thomas Dusenberry

____________________________

Thomas Dusenberry, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date stated above.

Signature	Title
/s/ Thomas Dusenberry	President (Principal Executive Officer)
Thomas Dusenberry

/s/ Carol Trevino	Treasurer (Principal Accounting Officer and Principal
Carol Trevino	Financial Officer)
/s/ Thomas Dusenberry	Sole Trustee
Thomas Dusenberry

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